      Filed with the Securities and Exchange Commission on April 15, 2008
               Registration No. 333-130989 Investment Company Act No. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 10

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 86

                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        751 Broad Street, Newark, New Jersey 07102-2917 (973) 802-6997

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier

                                                   PRUCO LIFE INSURANCE COMPANY

                                                 A PRUDENTIAL FINANCIAL COMPANY

                                        751 Broad Street, Newark, NJ 07102-3777


 PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM /("B SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM /("X SERIES")


 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2008

 This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, and benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. Currently, portfolios of Advanced Series Trust, ProFunds VP, and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.

--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2008                    Information Dated:
                                                     May 1, 2008
                                                         PREMIER


  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust

   AST Advanced Strategies

   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income


   AST American Century Income & Growth
   AST American Century Strategic Allocation
   AST Balanced Asset Allocation

   AST Bond Portfolio 2015
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019

   AST Capital Growth Asset Allocation

   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation

   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST DeAM Large-Cap Value
   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST High Yield

   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation

   AST International Growth
   AST International Value

   AST Investment Grade Bond

   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond-Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth

   AST Niemann Capital Growth Asset Allocation

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation

   AST QMA US Equity Alpha

   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha Strategy
   AST Western Asset Core Plus Bond



 * ProFund VP - used with "L" Series Only
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

                                   CONTENTS



INTRODUCTION..............................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?.....................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?......................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?..................................................  2

GLOSSARY OF TERMS.........................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES......................................................  5

EXPENSE EXAMPLES.......................................................................... 11

INVESTMENT OPTIONS........................................................................ 12

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?....................... 12
 WHAT ARE THE FIXED RATE OPTIONS?......................................................... 24

FEES AND CHARGES.......................................................................... 26

 WHAT ARE THE CONTRACT FEES AND CHARGES?.................................................. 26
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................ 27
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................ 28
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................ 28

PURCHASING YOUR ANNUITY................................................................... 29

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?........................... 29

MANAGING YOUR ANNUITY..................................................................... 30

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?.......................... 30
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................. 30
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................. 31
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................. 31
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?......................... 31

MANAGING YOUR ACCOUNT VALUE............................................................... 32

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................. 32
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?.................................. 32
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................ 32
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?................................... 32
 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES?................. 32
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............... 33
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................ 34
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?......................................... 35
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?..... 35

ACCESS TO ACCOUNT VALUE................................................................... 36

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?......................................... 36
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................ 36
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.................................................. 36
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................ 36
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?.......... 37
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?.................................................................................. 37
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............. 37
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................ 37
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.............................. 38
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................. 38
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..................................... 39

LIVING BENEFIT PROGRAMS................................................................... 40

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................. 40
 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)............................... 40
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................. 44


                                      (i)

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE).......................................  47
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE).......................  52
 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)...........  56
 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN).........  62
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)...........................................................................  68

DEATH BENEFIT.......................................................................  76

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?......................................  76
 BASIC DEATH BENEFIT................................................................  76
 OPTIONAL DEATH BENEFITS............................................................  76
 PAYMENT OF DEATH BENEFITS..........................................................  79

VALUING YOUR INVESTMENT.............................................................  82

 HOW IS MY ACCOUNT VALUE DETERMINED?................................................  82
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.........................................  82
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?........................................  82
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?........................................  82

TAX CONSIDERATIONS..................................................................  84

GENERAL INFORMATION.................................................................  92

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?.........................................  92
 WHO IS PRUCO LIFE?.................................................................  92
 WHAT IS THE SEPARATE ACCOUNT?......................................................  93
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...............................  93
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?...................................  94
 FINANCIAL STATEMENTS...............................................................  95
 HOW TO CONTACT US..................................................................  95
 INDEMNIFICATION....................................................................  96
 LEGAL PROCEEDINGS..................................................................  96
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................  96

APPENDIX A - ACCUMULATION UNIT VALUES............................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.................... B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS................................. C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY GRO......................... E-1

APPENDIX F - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN...................................................... F-1


                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix B entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.


..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.


..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.


..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to the X Series only:
   . If you purchase this Annuity, we apply an additional amount ("Purchase Credit") to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments.
   . Please note that the total asset-based charges on this Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Purchase Credit amount is included in your Account Value. Pruco Life may take back all Purchase Credits if you return your Annuity under the "free look" provision. In addition, Pruco Life may take back Purchase Credits associated with any Purchase Payment if (a) the Purchase Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the Purchase Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Purchase Credit amount.
   . Beginning on the tenth Annuity Anniversary and on every Annuity Anniversary thereafter, we add a Longevity Credit to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity years less withdrawals, subject to our rules.
   . Purchase Credits applied to Purchase Payments are not intended to offset surrender charge(s) of any annuity contract you may currently own. When replacing your current annuity, please consider all charges associated with that annuity. For more information on all available annuity classes, please see Appendix B of this prospectus.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?
 We sell each Annuity through licensed, registered Financial Professionals. Each Annuity has minimum initial Purchase Payments as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series, and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.

 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.


 Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO/SM/): Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.

 Highest Daily Lifetime Five/SM/ Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Highest Daily Value Death Benefit (HDV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.

 Issue Date: The effective date of your Annuity.


 Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Spousal Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.


 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.


 CONTINGENT DEFERRED SALES CHARGE /1/

                                    B SERIES

                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------

                                    L SERIES

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         7.0%  7.0%  6.0%  5.0%   0.0%
                         ------------------------------

                                    X SERIES

         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.


     ----------------------------------------------------------------------
                       OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
     ----------------------------------------------------------------------
        FEE/CHARGE        B SERIES          L SERIES          X SERIES
     ----------------------------------------------------------------------
     Transfer Fee/ 1/  $20.00 maximum.   $20.00 maximum.   $20.00 maximum.
                      currently, $10.00 currently, $10.00 currently, $10.00
     ----------------------------------------------------------------------
     Tax Charge/ 2/      0% to 3.5%        0% to 3.5%        Up to 3.5%
     ----------------------------------------------------------------------


 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.


 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


-----------------------------------------------------------------------------------------------
                                   PERIODIC FEES AND CHARGES

                                (assessed against each Annuity)
-----------------------------------------------------------------------------------------------
        FEE/CHARGE                B SERIES               L SERIES               X SERIES
Annual Maintenance Fee /1/ Lesser of $35 or 2% of Lesser of $35 or 2% of Lesser of $35 or 2% of
                               Account Value          Account Value          Account Value
                           --------------------------------------------------------------------
  Beneficiary
  Continuation             Lesser of $30 or 2% of Lesser of $30 or 2% of Lesser of $30 or 2% of
  Option Only                  Account Value          Account Value          Account Value

            ----------------------------------------------------------------------
            ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
            (assessed as a percentage of the daily net assets of the Sub-accounts)
            ----------------------------------------------------------------------
                     FEE/CHARGE               B SERIES     L SERIES    X SERIES
            Mortality & Expense Risk           1.00%        1.35%       1.40%
            Charge /3/
            ----------------------------------------------------------------------
            Administration Charge /3/          0.15%        0.15%       0.15%
            ----------------------------------------------------------------------
            Settlement Service Charge /4/      1.00%        1.00%       1.00%
            ----------------------------------------------------------------------
            Total Annual Charges of the        1.15%        1.50%       1.55%
            Sub-accounts
            (excluding settlement service
            charge)
            ----------------------------------------------------------------------


 (1)Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 (2)These charges are deducted daily and apply to the Sub-accounts only.
 (3)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (4)The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.



 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


-----------------------------------------------------------------------------------------------
                          YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
-----------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                 OPTIONAL         TOTAL        TOTAL        TOTAL
                                         BENEFIT FEE/       ANNUAL       ANNUAL       ANNUAL
                                            CHARGE        CHARGE /2/   CHARGE /2/   CHARGE /2/
                                                         for B SERIES for L SERIES for X SERIES
-----------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN        0.75% maximum /3/    1.50%        1.85%        1.90%
OPTION (HD GRO)                          0.35% current
                                            charge
-----------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum /3/    1.15%        1.50%        1.55%
(GMIB)                                   0.50% current    +0.50% of    +0.50% of    +0.50% of
                                            charge           PIV          PIV          PIV
-----------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT       1.50% maximum /3/    1.75%        2.10%        2.15%
                                         0.60% current
                                            charge
-----------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum /3/    1.90%        2.25%        2.30%
                                         0.75% current
                                            charge
-----------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum /3/    1.75%        2.10%        2.15%
BENEFIT                                  0.60% current
                                            charge
-----------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME    1.50% maximum /3/    1.15%        1.50%        1.55%
BENEFIT                                  0.60% current    +0.60% of    +0.60% of    +0.60% of
                                            charge           PWV          PWV          PWV
-----------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN   1.50% maximum /3/    1.15%        1.50%        1.55%
INCOME BENEFIT                           0.75% current    +0.75% of    +0.75% of    +0.75% of
                                            charge           PWV          PWV          PWV
-----------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH         0.50%          1.65%        2.00%        2.05%
BENEFIT
-----------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT            0.50%          1.65%        2.00%        2.05%
("HDV")
-----------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-----------------------------------------------------------------------------------------------



 (1)HOW CHARGE IS DETERMINED
    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.50% total annual charge applies in all Annuity years. For L Series, 1.85% total annual charge applies in all Annuity years. For X Series, 1.90% total annual charge applies in all Annuity years.

    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies in all Annuity years. For L Series, 2.10% total annual charge applies in all Annuity years. For X Series, 2.15% total annual charge applies in all Annuity years.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies in all Annuity years. For L Series, 2.25% total annual charge applies in all Annuity years. For X Series, 2.30% total annual charge applies in all Annuity years.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies in all Annuity years. For L Series, 2.10% total annual charge applies in all Annuity years. For X Series, 2.15% total annual charge applies in all Annuity years.
    Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge.
    Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies in all Annuity years. For L Series, 2.00% total annual charge applies in all Annuity years. For X Series, 2.05% total annual charge applies in all Annuity years.
    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies in all Annuity years. For L Series, 2.00% total annual charge applies in all Annuity years. For X Series, 2.05% total annual charge applies in all Annuity years.
 (2)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. Other than for GMIB, Highest Daily Lifetime Seven, and Spousal Highest Daily Lifetime Seven, each optional benefit charge set forth above is assessed based on the average daily net assets allocated to the Sub-accounts. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, the 0.60% charge and 0.75% charge, respectively, is assessed against the Protected Withdrawal Value. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.
 (3)We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2007. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



               -------------------------------------------------
                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
               -------------------------------------------------
                                                 MINIMUM MAXIMUM
               -------------------------------------------------
               Total Portfolio Operating Expense  0.59%   2.11%
               -------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2007, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

----------------------------------------------------------------------------------------------------
                          UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

              (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------
                                                         For the year ended December 31, 2007
                                                   -------------------------------------------------
               UNDERLYING PORTFOLIO                                              Acquired    Total
                                                                                 Portfolio  Annual
                                                   Management  Other              Fees &   Portfolio
                                                    Fee /4/   Expenses 12b-1 Fee Expenses  Expenses
----------------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST Advanced Strategies                             0.85%     0.15%     0.00%     0.04%     1.04%
 AST Aggressive Asset Allocation /2/                 0.15%     0.03%     0.00%     0.96%     1.14%
 AST AllianceBernstein Core Value                    0.75%     0.11%     0.00%     0.00%     0.86%
 AST AllianceBernstein Growth & Income               0.75%     0.08%     0.00%     0.00%     0.83%
 AST American Century Income & Growth                0.75%     0.11%     0.00%     0.00%     0.86%
 AST American Century Strategic Allocation           0.85%     0.25%     0.00%     0.00%     1.10%
 AST Balanced Asset Allocation /2/                   0.15%     0.01%     0.00%     0.90%     1.06%
 AST Bond Portfolio 2015 /5/                         0.65%     0.99%     0.00%     0.00%     1.64%
 AST Bond Portfolio 2018 /5/                         0.65%     0.99%     0.00%     0.00%     1.64%
 AST Bond Portfolio 2019 /5/                         0.65%     0.99%     0.00%     0.00%     1.64%
 AST Capital Growth Asset Allocation /2/             0.15%     0.01%     0.00%     0.93%     1.09%
 AST CLS Growth Asset Allocation /2,5/               0.30%     0.36%     0.00%     0.99%     1.65%
 AST CLS Moderate Asset Allocation /2,5/             0.30%     0.36%     0.00%     0.91%     1.57%
 AST Cohen & Steers Realty                           1.00%     0.12%     0.00%     0.00%     1.12%
 AST Conservative Asset Allocation /2/               0.15%     0.02%     0.00%     0.87%     1.04%
 AST DeAM Large-Cap Value                            0.85%     0.11%     0.00%     0.00%     0.96%
 AST DeAM Small-Cap Value                            0.95%     0.18%     0.00%     0.00%     1.13%
 AST Federated Aggressive Growth                     0.95%     0.11%     0.00%     0.00%     1.06%
 AST First Trust Balanced Target                     0.85%     0.11%     0.00%     0.00%     0.96%
 AST First Trust Capital Appreciation Target         0.85%     0.11%     0.00%     0.00%     0.96%
 AST Goldman Sachs Concentrated Growth               0.90%     0.10%     0.00%     0.00%     1.00%
 AST Goldman Sachs Mid-Cap Growth                    1.00%     0.12%     0.00%     0.00%     1.12%
 AST High Yield                                      0.75%     0.12%     0.00%     0.00%     0.87%
 AST Horizon Growth Asset Allocation /2,5/           0.30%     0.84%     0.00%     0.97%     2.11%
 AST Horizon Moderate Asset Allocation /2,5/         0.30%     0.57%     0.00%     0.90%     1.77%
 AST International Growth                            1.00%     0.11%     0.00%     0.00%     1.11%
 AST International Value                             1.00%     0.12%     0.00%     0.00%     1.12%
 AST Investment Grade Bond /5/                       0.65%     0.99%     0.00%     0.00%     1.64%
 AST JPMorgan International Equity                   0.87%     0.13%     0.00%     0.00%     1.00%
 AST Large-Cap Value                                 0.75%     0.08%     0.00%     0.00%     0.83%
 AST Lord Abbett Bond-Debenture                      0.80%     0.11%     0.00%     0.00%     0.91%
 AST Marsico Capital Growth                          0.90%     0.08%     0.00%     0.00%     0.98%
 AST MFS Global Equity                               1.00%     0.21%     0.00%     0.00%     1.21%
 AST MFS Growth                                      0.90%     0.12%     0.00%     0.00%     1.02%
 AST Mid-Cap Value                                   0.95%     0.14%     0.00%     0.00%     1.09%
 AST Money Market                                    0.50%     0.09%     0.00%     0.00%     0.59%
 AST Neuberger Berman Mid-Cap Growth                 0.90%     0.10%     0.00%     0.00%     1.00%
 AST Neuberger Berman Mid-Cap Value                  0.89%     0.10%     0.00%     0.00%     0.99%
 AST Neuberger Berman Small-Cap Growth               0.95%     0.12%     0.00%     0.00%     1.07%
 AST Niemann Capital Growth Asset Allocation /2,5/   0.30%     0.50%     0.00%     0.96%     1.76%
 AST PIMCO Limited Maturity Bond                     0.65%     0.11%     0.00%     0.00%     0.76%
 AST PIMCO Total Return Bond                         0.65%     0.09%     0.00%     0.00%     0.74%
 AST Preservation Asset Allocation /2/               0.15%     0.03%     0.00%     0.82%     1.00%
 AST QMA US Equity Alpha                             1.00%     0.63%     0.00%     0.00%     1.63%
 AST Small-Cap Growth                                0.90%     0.15%     0.00%     0.00%     1.05%
 AST Small-Cap Value                                 0.90%     0.10%     0.00%     0.00%     1.00%
 AST T. Rowe Price Asset Allocation                  0.85%     0.12%     0.00%     0.00%     0.97%
 AST T. Rowe Price Global Bond                       0.80%     0.13%     0.00%     0.00%     0.93%
 AST T. Rowe Price Large-Cap Growth                  0.88%     0.08%     0.00%     0.00%     0.96%
 AST T. Rowe Price Natural Resources                 0.90%     0.10%     0.00%     0.00%     1.00%
 AST UBS Dynamic Alpha Strategy                      1.00%     0.13%     0.00%     0.02%     1.15%
 AST Western Asset Core Plus Bond /5/                0.70%     0.10%     0.00%     0.02%     0.82%

--------------------------------------------------------------------------------------------------------------------
                                UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                    (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------
                                                                         For the year ended December 31, 2007
                                                                   -------------------------------------------------
                     UNDERLYING PORTFOLIO                                                        Acquired    Total
                                                                                                 Portfolio  Annual
                                                                   Management  Other              Fees &   Portfolio
                                                                    Fee /4/   Expenses 12b-1 Fee Expenses  Expenses
--------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Templeton VIP Founding Funds Allocation Fund /6/           0.00%     0.41%     0.35%     0.65%     1.41%
    Management and administration fee waivers/reductions: 0.28%
    Net expenses after fee reimbursement/expense waiver: 1.13%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ProFund VP /7/
 Consumer Goods                                                      0.75%     0.82%     0.25%     0.00%     1.82%
 Consumer Services                                                   0.75%     1.07%     0.25%     0.00%     2.07%
 Financials                                                          0.75%     0.74%     0.25%     0.00%     1.74%
 Health Care                                                         0.75%     0.72%     0.25%     0.00%     1.72%
 Industrials                                                         0.75%     0.84%     0.25%     0.00%     1.84%
 Large-Cap Growth                                                    0.75%     0.70%     0.25%     0.00%     1.70%
 Large-Cap Value                                                     0.75%     0.72%     0.25%     0.00%     1.72%
 Mid-Cap Growth                                                      0.75%     0.70%     0.25%     0.00%     1.70%
 Mid-Cap Value                                                       0.75%     0.72%     0.25%     0.00%     1.72%
 Real Estate                                                         0.75%     0.73%     0.25%     0.00%     1.73%
 Small-Cap Growth                                                    0.75%     0.69%     0.25%     0.00%     1.69%
 Small-Cap Value                                                     0.75%     0.76%     0.25%     0.00%     1.76%
 Telecommunications                                                  0.75%     0.72%     0.25%     0.00%     1.72%
 Utilities                                                           0.75%     0.72%     0.25%     0.00%     1.72%



 1. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic and Tactical Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic and Tactical Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic and Tactical Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.

 2. Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio and Tactical Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The Dynamic Asset Allocation Portfolios and Tactical Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money
    Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Natural
    Resources: 1.35%; AST International Growth: 1.75%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Tactical Asset Allocation Portfolios and Western Asset Core Plus Bond Portfolio are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.

 6 Operating expenses are estimates based on Class 1 expenses for fiscal year ended December 31, 2007, except for 12b-1 fees which are based on the Class 4 maximum contractual amounts. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it will invest. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2007. Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee to assume as its own expense certain expenses otherwise payable by the Portfolio, excluding the portfolios' fees and expenses, so that direct operating expenses of the Portfolio do not exceed 0.13% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.

 7 ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2009. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year*
   . For each Sub-account charge, we deduct the current charge rather than any maximum charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

   . You elect the Highest Daily Lifetime Seven Income Benefit and the Combination 5% roll-up and HAV Death Benefit (the maximum combination of optional benefit charges)

   . For the X Series example, the Purchase Credit applicable to the Annuity is 6% of the Purchase Payment**
   .   For the X Series example, the Longevity Credit does not apply.

 Amounts shown in the examples are rounded to the nearest dollar.

   . Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
    ** The Purchase Credit that is applied to Purchase Payments received depends upon the age of the Owner when the Purchase Payment was made. (See "How do I Receive Purchase Credits?")


 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

 If you surrender your annuity at the end of the applicable time period:


                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      B Series $1,189 $2,118 $3,033 $5,442
                      ------------------------------------
                      L Series $1,223 $2,302 $2,909 $5,682
                      ------------------------------------
                      X Series $1,444 $2,602 $3,646 $6,058
                      ------------------------------------



 If you annuitize your annuity at the end of the applicable time period: /1/



                                1 yr 3 yrs 5 yrs  10 yrs
                       ---------------------------------
                       B Series N/A   N/A  $2,763 $5,442
                       ---------------------------------
                       L Series N/A   N/A  $2,909 $5,682
                       ---------------------------------
                       X Series N/A   N/A  $3,106 $6,058
                       ---------------------------------


 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       B Series $559 $1,668 $2,763 $5,442
                       ----------------------------------
                       L Series $593 $1,762 $2,909 $5,682
                       ----------------------------------
                       X Series $634 $1,882 $3,106 $6,058
                       ----------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

                              INVESTMENT OPTIONS


 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please see the General Information section of this prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 Beginning May 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.


 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:





 Optional Benefit Name*                                Permitted Portfolios:
 Lifetime Five Income Benefit                          AST Capital Growth Asset Allocation
 Spousal Lifetime Five Income Benefit                  AST Balanced Asset Allocation
 Highest Daily Lifetime Five Income Benefit            AST Conservative Asset Allocation
 Highest Daily Lifetime Seven Income Benefit           AST Preservation Asset Allocation
 Spousal Highest Daily Lifetime Seven Income Benefit   AST First Trust Balanced Target
 Highest Daily Value Death Benefit                     AST First Trust Capital Appreciation Target
                                                       AST Advanced Strategies
                                                       AST T. Rowe Price Asset Allocation
                                                       AST UBS Dynamic Alpha Strategy
                                                       AST American Century Strategic Allocation
                                                       AST CLS Growth Asset Allocation
                                                       AST CLS Moderate Asset Allocation
                                                       AST Horizon Growth Asset Allocation
                                                       AST Horizon Moderate Asset Allocation
                                                       AST Niemann Capital Growth Asset Allocation
                                                       Franklin Templeton VIP Founding Funds Allocation Fund
-                                                     -------------------------------------------------------


     Optional Benefit Name*                All Investment Options Permitted
     Combo 5% Rollup & HAV Death Benefit
     Guaranteed Minimum Income Benefit
     Highest Daily GRO


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
      ASSET     AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA     seeks a high level of absolute            Management;
      TION/     return. The Portfolio invests           Marsico Capital
     BALANCED   primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
    -----------------------------------------------------------------------
      ASSET     AST Aggressive Asset Allocation          AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk       Investments LLC /
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital            L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &         AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
    -----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
    -----------------------------------------------------------------------
      ASSET     AST American Century Strategic          American Century
     ALLOCA     Allocation Portfolio: seeks                Investment
      TION/     long-term capital growth with some      Management, Inc.
     BALANCED   regular income. The Portfolio will
                invest, under normal circumstances,
                in any type of U.S. or foreign
                equity security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing
                the equity portion of the Portfolio
                and diversify the Portfolio's
                investments among small, medium and
                large companies.
    -----------------------------------------------------------------------

     ---------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
       ASSET     AST Balanced Asset Allocation           AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC /
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced   Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 75% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 67.5% to 80%), and 25% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 20.0%
                 to 32.5%).
     ---------------------------------------------------------------------
       FIXED     AST Bond Portfolio 2015: seeks the        Prudential
      INCOME     highest potential total return            Investment
                 consistent with its specified level    Management, Inc.
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for a fixed
                 maturity of 2015. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST Bond Portfolio 2018: seeks the        Prudential
      INCOME     highest potential total return            Investment
                 consistent with its specified level    Management, Inc.
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for a fixed
                 maturity of 2018. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST Bond Portfolio 2019: seeks the        Prudential
      INCOME     highest potential total return            Investment
                 consistent with its specified level    Management, Inc.
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for a fixed
                 maturity of 2019. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       ASSET     AST Capital Growth Asset Allocation     AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC /
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced   Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 65% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 57.5% to 72.5%, and 35% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 27.5%
                 to 42.5%).
     ---------------------------------------------------------------------
       ASSET     AST CLS Growth Asset Allocation         CLS Investment
      ALLOCA     Portfolio: seeks the highest              Firm, LLC
       TION/     potential total return consistent
      GROWTH     with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
     ---------------------------------------------------------------------
       ASSET     AST CLS Moderate Asset Allocation       CLS Investment
      ALLOCA     Portfolio: seeks the highest              Firm, LLC
       TION/     potential total return consistent
      GROWTH     with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
     ---------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
      TYPE                                                   ADVISOR/
                                                            SUB-ADVISOR
   --------------------------------------------------------------------------
    SPECIALTY   AST Cohen & Steers Realty Portfolio:      Cohen & Steers
                seeks to maximize total return                Capital
                through investment in real estate        Management, Inc.
                securities. The Portfolio pursues
                its investment objective by
                investing, under normal
                circumstances, at least 80% of its
                net assets in common stocks and
                other equity securities issued by
                real estate companies, such as real
                estate investment trusts (REITs).
                Under normal circumstances, the
                Portfolio will invest substantially
                all of its assets in the equity
                securities of real estate companies,
                i.e., a company that derives at
                least 50% of its revenues from the
                ownership, construction, financing,
                management or sale of real estate or
                that has at least 50% of its assets
                in real estate. Real estate
                companies may include real estate
                investment trusts (REITs).
   --------------------------------------------------------------------------
     ASSET      AST Conservative Asset Allocation         AST Investment
     ALLOCA     Portfolio: seeks the highest             Services, Inc. &
     TION/      potential total return consistent           Prudential
    BALANCED    with its specified level of risk         Investments LLC /
                tolerance. The Portfolio will invest        Prudential
                its assets in several other Advanced      Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                55% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                47.5% to 62.5%), and 45% of its net
                assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments (with a range of 37.5%
                to 52.5%).
   --------------------------------------------------------------------------
     LARGE      AST DeAM Large-Cap Value Portfolio:          Deutsche
      CAP       seeks maximum growth of capital by          Investment
     VALUE      investing primarily in the value            Management
                stocks of larger companies. The           Americas, Inc.
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the
                equity securities of large-sized
                companies included in the Russell
                1000(R) Value Index. The subadviser
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 1000(R)
                Value Index, but which attempts to
                outperform the Russell 1000(R) Value
                Index through active stock selection.
   --------------------------------------------------------------------------
     SMALL      AST DeAM Small-Cap Value Portfolio:          Deutsche
      CAP       seeks maximum growth of investors'          Investment
     VALUE      capital by investing primarily in           Management
                the value stocks of smaller               Americas, Inc.
                companies. The Portfolio pursues its
                objective, under normal market
                conditions, by primarily investing
                at least 80% of its total assets in
                the equity securities of small-sized
                companies included in the Russell
                2000(R) Value Index. The subadviser
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000(R)
                Value Index, but which attempts to
                outperform the Russell 2000(R) Value
                Index.
   --------------------------------------------------------------------------
     SMALL      AST Federated Aggressive Growth          Federated Equity
      CAP       Portfolio: seeks capital growth. The        Management
     GROWTH     Portfolio pursues its investment            Company of
                objective by investing primarily in        Pennsylvania/
                the stocks of small companies that       Federated Global
                are traded on national security             Investment
                exchanges, NASDAQ stock exchange and     Management Corp.;
                the over- the-counter-market. Small       Federated MDTA
                companies will be defined as                    LLC
                companies with market
                capitalizations similar to companies
                in the Russell 2000 Growth Index.
   --------------------------------------------------------------------------
     ASSET      AST First Trust Balanced Target         First Trust Advisors
     ALLOCA     Portfolio: seeks long-term capital             L.P.
     TION/      growth balanced by current income.
    BALANCED    The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET     AST First Trust Capital Appreciation   First Trust Advisors
     ALLOCA     Target Portfolio: seeks long-term             L.P.
      TION/     capital growth. The Portfolio seeks
     BALANCED   to achieve its objective by
                investing approximately 80% in
                common stocks and 20% in fixed
                income securities. The portfolio
                allocates the equity portion of the
                portfolio across five uniquely
                specialized strategies - the Value
                Line(R) Target 25, the Global
                Dividend Target 15, the Target Small
                Cap, the Nasdaq(R) Target 15, and
                the NYSE(R) International Target 25.
                Each strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
    ------------------------------------------------------------------------
      LARGE     AST Goldman Sachs Concentrated            Goldman Sachs
       CAP      Growth Portfolio: seeks long-term       Asset Management,
     GROWTH     growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
    ------------------------------------------------------------------------
     MID CAP    AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
     GROWTH     Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
    ------------------------------------------------------------------------
      FIXED     AST High Yield Portfolio: seeks        Pacific Investment
     INCOME     maximum total return, consistent           Management
                with preservation of capital and           Company LLC
                prudent investment management. The           (PIMCO)
                Portfolio invests, under normal
                circumstances, at least 80% of its
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in high yield,
                fixed-income securities that, at the
                time of purchase, are non-investment
                grade securities. Such securities
                are commonly referred to as "junk
                bonds".
    ------------------------------------------------------------------------
      ASSET     AST Horizon Growth Asset Allocation          Horizon
     ALLOCA     Portfolio: seeks the highest            Investments, LLC
      TION/     potential total return consistent
     GROWTH     with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST Horizon Moderate Asset                   Horizon
     ALLOCA     Allocation Portfolio: seeks the         Investments, LLC
      TION/     highest potential total return
     GROWTH     consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST International Growth Portfolio:      Marsico Capital
     NATIONAL   seeks long-term capital growth.         Management, LLC;
     EQUITY     Under normal circumstances, the          William Blair &
                Portfolio invests at least 80% of         Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       INTER     AST International Value Portfolio:         LSV Asset
      NATIONAL   seeks long-term capital                   Management;
      EQUITY     appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
     ----------------------------------------------------------------------
       FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME     seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
       INTER     AST JPMorgan International Equity         J.P. Morgan
      NATIONAL   Portfolio: seeks long-term capital        Investment
      EQUITY     growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
     ----------------------------------------------------------------------
       LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
        CAP      current income and long-term growth     Management LLC;
       VALUE     of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
     ----------------------------------------------------------------------
       FIXED     AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
      INCOME     Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
     ----------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE     AST Marsico Capital Growth               Marsico Capital
       CAP      Portfolio: seeks capital growth.         Management, LLC
     GROWTH     Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
    -----------------------------------------------------------------------
      INTER     AST MFS Global Equity Portfolio:          Massachusetts
     NATIONAL   seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    -----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks           Massachusetts
       CAP      long-term capital growth and future,    Financial Services
     GROWTH     rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST Mid Cap Value Portfolio: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Mid cap
                Value Index during the previous
                12-months based on month-end data.
    -----------------------------------------------------------------------
      FIXED     AST Money Market Portfolio: seeks          Prudential
     INCOME     high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
     GROWTH     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      MID CAP    AST Neuberger Berman Mid-Cap Value     Neuberger Berman
       VALUE     Portfolio: seeks capital growth.        Management Inc.
                 Under normal market conditions, the
                 Portfolio invests at least 80% of
                 its net assets in the common stocks
                 of medium capitalization companies.
                 For purposes of the Portfolio,
                 companies with market
                 capitalizations that fall within the
                 range of the Russell Mid cap(R)
                 Index at the time of investment are
                 considered medium capitalization
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies.
                 Under the Portfolio's value-oriented
                 investment approach, the subadviser
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ----------------------------------------------------------------------
       SMALL     AST Neuberger Berman Small-Cap         Neuberger Berman
        CAP      Growth Portfolio: seeks maximum         Management Inc.
      GROWTH     growth of investors' capital from a
                 portfolio of growth stocks of
                 smaller companies. The Portfolio
                 pursues its objective, under normal
                 circumstances, by primarily
                 investing at least 80% of its total
                 assets in the equity securities of
                 small-sized companies included in
                 the Russell 2000 Growth(R) Index.
     ----------------------------------------------------------------------
       ASSET     AST Niemann Capital Growth Asset        Neimann Capital
      ALLOCA     Allocation Portfolio: seeks the         Management Inc.
       TION/     highest potential total return
      GROWTH     consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Total Return Bond            Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation       AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC /
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       LARGE     AST QMA US Equity Portfolio              Quantitative
        CAP      (formerly known as AST                    Management
       BLEND     AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      SMALL      AST Small-Cap Value Portfolio: seeks      ClearBridge
       CAP       to provide long-term capital growth      Advisors, LLC;
      VALUE      by investing primarily in                 Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal            Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small           Lee Munder
                 capitalization stocks. Small            Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
    ------------------------------------------------------------------------
      ASSET      AST T. Rowe Price Asset Allocation       T. Rowe Price
      ALLOCA     Portfolio: seeks a high level of        Associates, Inc.
      TION/      total return by investing primarily
     BALANCED    in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
    ------------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
    ------------------------------------------------------------------------
      LARGE      AST T. Rowe Price Large-Cap Growth       T. Rowe Price
       CAP       Portfolio: seeks long-term growth of    Associates, Inc.
      GROWTH     capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
    ------------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assets in
                 natural resource companies. The
                 Portfolio may also invest in
                 non-resource companies with the
                 potential for growth. The Portfolio
                 looks for companies that have the
                 ability to expand production, to
                 maintain superior exploration
                 programs and production facilities,
                 and the potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      ASSET     AST UBS Dynamic Alpha Strategy          UBS Global Asset
     ALLOCA     Portfolio: seeks to maximize total         Management
      TION/     return, consisting of capital            (Americas) Inc.
     BALANCED   appreciation and current income. The
                Portfolio invests in securities and
                financial instruments to gain
                exposure to global equity, global
                fixed income and cash equivalent
                markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income
                securities of issuers located within
                and outside the United States or in
                open- end investment companies
                advised by UBS Global Asset
                Management (Americas) Inc., the
                Portfolio's subadviser, to gain
                exposure to certain global equity
                and global fixed income markets.
    -----------------------------------------------------------------------
      FIXED     AST Western Asset Core Plus Bond          Western Asset
     INCOME     Portfolio: seeks to maximize total         Management
                return, consistent with prudent              Company
                investment management and liquidity
                needs, by investing to obtain its
                average specified duration. The
                Portfolio's current target average
                duration is generally 2.5 to 7
                years. The Portfolio pursues this
                objective by investing in all major
                fixed income sectors with a bias
                towards non-Treasuries.
    -----------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
    -----------------------------------------------------------------------
     MODERATE   Franklin Templeton Founding Funds       Franklin Templeton
     ALLOCA     Allocation Fund: Seeks capital            Services, LLC
      TION      appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
    -----------------------------------------------------------------------
                             PROFUND VP
    -----------------------------------------------------------------------
     Each ProFund VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
    -----------------------------------------------------------------------
      SMALL     ProFund VP Small-Cap Value: seeks       ProFund Advisors
       CAP      daily investment results, before               LLC
      VALUE     fees and expenses, that correspond
                to the daily performance of the S&P
                SmallCap 600/Citigroup Value
                Index(R). The S&P SmallCap
                600/Citigroup Value Index is
                designed to provide a comprehensive
                measure of small-cap U.S. equity
                "value" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the value end of the
                growth-value spectrum. (Note: The
                S&P SmallCap 600 Index is a measure
                of small-cap company U.S. stock
                market performance. It is a float
                adjusted market capitalization
                weighted index of 600 U.S. operating
                companies. Securities are selected
                for inclusion in the index by an S&P
                committee through a nonmechanical
                process that factors criteria such
                as liquidity, price, market
                capitalization, financial viability,
                and public float.)
    -----------------------------------------------------------------------
      SMALL     ProFund VP Small-Cap Growth: seeks      ProFund Advisors
       CAP      daily investment results, before               LLC
     GROWTH     fees and expenses, that correspond
                to the daily performance of the S&P
                SmallCap 600/Citigroup Growth
                Index(R). The S&P SmallCap
                600/Citigroup Growth Index is
                designed to provide a comprehensive
                measure of small-cap U.S. equity
                "growth" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the growth end of the
                growth-value spectrum. (Note: The
                S&P SmallCap 600 Index is a measure
                of small-cap company U.S. stock
                market performance. It is a float
                adjusted market capitalization
                weighted index of 600 U.S. operating
                companies. Securities are selected
                for inclusion in the index by an S&P
                committee through a nonmechanical
                process that factors criteria such
                as liquidity, price, market
                capitalization, financial viability,
                and public float.)
    -----------------------------------------------------------------------
     The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
    -----------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
       LARGE      ProFund VP Large-Cap Value: seeks      ProFund Advisors
        CAP       daily investment results, before             LLC
       VALUE      fees and expenses, that correspond
                  to the daily performance of the S&P
                  500/Citigroup Value Index(R). The
                  S&P 500/Citigroup Value Index is
                  designed to provide a comprehensive
                  measure of large-cap U.S. equity
                  "value" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P 500 Index
                  that have been identified as being
                  on the value end of the growth value
                  spectrum.
     ---------------------------------------------------------------------
       LARGE      ProFund VP Large-Cap Growth: seeks     ProFund Advisors
        CAP       daily investment results, before             LLC
       GROWTH     fees and expenses, that correspond
                  to the daily performance of the S&P
                  500/Citigroup Growth Index(R). The
                  S&P 500/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of large-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P 500 Index
                  that have been identified as being
                  on the growth end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
      performance. It is an unmanaged float adjusted market
      capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------
      MID CAP     ProFund VP Mid-Cap Value: seeks        ProFund Advisors
       VALUE      daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Value Index(R).
                  The S&P MidCap 400/Citigroup Value
                  Index is designed to provide a
                  comprehensive measure of mid-cap
                  U.S. equity "value" performance. It
                  is an unmanaged float adjusted
                  market capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the value end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      MID CAP     ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
       GROWTH     daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Growth
                  Index(R). The S&P MidCap
                  400/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of mid-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the growth end of the
                  growth-value spectrum.
     ---------------------------------------------------------------------
      The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance.
      It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow
                  Jones U.S. Health Care Index
                  measures the performance of the
                  healthcare industry of the U.S.
                  equity market. Component companies
                  include health care providers,
                  biotechnology companies, medical
                  supplies, advanced medical devices
                  and pharmaceuticals.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow
                  Jones U.S. Industrials Index
                  measures the performance of the
                  industrial industry of the U.S.
                  equity market. Component companies
                  include building materials, heavy
                  construction, factory equipment,
                  heavy machinery, industrial
                  services, pollution control,
                  containers and packaging, industrial
                  diversified, air freight, marine
                  transportation, railroads, trucking,
                  land-transportation equipment,
                  shipbuilding, transportation
                  services, advanced industrial
                  equipment, electric components and
                  equipment, and aerospace.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Real Estate: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Telecommunications: seeks       ProFund
                  daily investment results, before        Advisors LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Utilities: seeks daily          ProFund
                  investment results, before fees and     Advisors LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
     ---------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and the other Dow Indices, are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


 WHAT ARE THE FIXED RATE OPTIONS?

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts, that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option. This program is not available if you elect certain optional benefits.

 The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the Annuity. If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your Purchase Payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.

 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges from 0% to 3 1/2% of your Purchase Payment and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.


 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase. The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.


 Optional Benefits for which we Assess a Charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted, less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period, less any applicable federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Additional Purchase Payments may be made at any time before the Annuity Date and prior to the Owner's 86th birthday. Additional Purchase Payments are not permitted in certain states.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five or Highest Daily Lifetime Five. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE         PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY         PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
--------------------------------------------------------------------------------------------
                    0 - 80                                          6.00%*
                    81 - 85                                         3.00%
--------------------------------------------------------------------------------------------


 * For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.


 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying the Purchase Credit

 Initial Purchase Payment
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:
   . any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered;
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on Purchase Payments made within 12 months of the date the medically-related surrender is exercised; and
   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

 General Information about the Purchase Credit Feature
   . We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Purchase Credit under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a

 Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.


 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced). To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.


 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

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 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
 Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market

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

 performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision, and (b) the amount of any Purchase Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above.


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;

   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the Annuitant's 95/th/ birthday (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

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

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle. Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 Other Annuity Options
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Pruco Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or

..   providing spousal continuation of certain benefits.


 The "living benefits" that Pruco Life offers are the Highest Daily Guaranteed Return Option (Highest Daily GRO), the Guaranteed Minimum Income Benefit
 (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Lifetime Seven Income Benefit and the Spousal Highest Daily Lifetime Seven Income Benefit. In general, these benefits fall into three basic categories:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.
..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime Seven benefit, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.


 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/

 The Highest Daily Guaranteed Return Option described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value death benefit.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.


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


 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 Examples
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).


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..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated


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 by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York).

 You may cancel Highest Daily GRO at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the program, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under Highest Daily GRO
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO program. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.


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

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

   . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Purchase Credit that is applied to such Purchase Payment with respect to the X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end

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

      of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments with respect to the X Series), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
   . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Purchase Credit with respect to the X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected

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

 Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

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

..   We may limit the Sub-accounts in which you can allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change. Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases. The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.


 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Lifetime Five and elect another of our lifetime withdrawal benefits (see "Elections of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic

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

 withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount, and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
   . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you have elected the Auto Step-Up feature, then the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up. Your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount. If at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up. If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum

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 distributions) by the result of the ratio of the Excess Income to the Account
 Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/= $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

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

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income x Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal x Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489. Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 =
    $11,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income x Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623. Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.
    Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal x Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947


 Benefits Under the Lifetime Five Program
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

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

   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then- available option(s) that we may prescribe, in order to elect and maintain the Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of the Program

 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you generally will only be permitted to re-elect Lifetime Five or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated. We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.


 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse

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

 may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)), or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five or elect another lifetime withdrawal benefit (see "Election of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.


 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

       . If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

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

       . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Purchase Credits with respect to the X series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Spousal Lifetime Five or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of Withdrawals and Step-Up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250

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 Example 2. Dollar-for-dollar and proportional reductions
 (a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income x Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157


 Example 3. Step-Up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 Benefits Under the Spousal Lifetime Five Program
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe in order to elect and maintain the Spousal Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account value and allocation of additional Purchase Payments may be subject to the new investment limitations.
   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five program, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate the program, you may, for certain optional benefits, be permitted to elect a lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:


 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:


   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Total Annual Income Amount                                    $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Total Annual Income Amount for future Annuity Years           $  5,915.49


 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2007       $118,000.00        $118,000.00              $5,900.00
August 6, 2007     $110,000.00        $112,885.55              $5,644.28
September 1, 2007  $112,000.00        $112,885.55              $5,644.28
December 1, 2007   $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of: (1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Rate Option if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed on a daily basis against the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.


 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.


 Currently, if you terminate the Highest Daily Lifetime Five benefit, you (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.


 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate Options.

 Return of Principal Guarantee

 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:


 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to the X series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any

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

 transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued Annuities that elect Highest Daily Lifetime Five and existing Annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In

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

 addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect Spousal Lifetime Five, Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime Seven. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit, other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

       (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
       (2)the Account Value.


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


 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 1. the Account Value; or
 2. the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for


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


 Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500.

 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


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


                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.


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..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or elect the Spousal Lifetime Five Benefit, the Lifetime Five Income Benefit, the Highest Daily Lifetime Five benefit, or the Spousal Highest Daily Lifetime Seven Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this


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 provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to take the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or
 (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.


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


 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.


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 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

    (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
    (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

    (1)the Account Value; or
    (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that


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 you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages
 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80 - 84, 7% for ages 85 - 89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500.

 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).


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 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.



                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any
    CDSC.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal

   Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or to elect the Lifetime Five Benefit, the Spousal Lifetime Five Benefit, the Highest Daily Lifetime Five benefit, or the Highest Daily Lifetime Seven Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
    b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death


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


 of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount)
 (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix F to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or


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


..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


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

                                 DEATH BENEFIT


 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".)


 The basic Death Benefit is equal to the greater of:

..   The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts and the Fixed Rate
    Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.


 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected, the "Combination 5% Roll-up and HAV" death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. You may elect only one optional Death Benefit. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and

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

       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

 The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
       . all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

     MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) made after the Death Benefit Target Date;

     MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 With respect to the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 See Appendix C for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (and associated Purchase Credits received more than 12 months prior to death for the X series) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death with respect to the X Series).
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or

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      5% Roll-up value by reducing such value in the same proportion as the
       Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")


 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

      The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect Highest Daily GRO, Highest Daily Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, or the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series).
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

      Please see Appendix C for examples of how the Highest Daily Value Death Benefit is calculated.

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 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the charges for the Optional Death Benefits?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life

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

      expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

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 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity - Spousal Designations and Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 Please note that we currently have an arrangement with Citigroup Global Markets Inc. ("CGM") under which Purchase Payments, surrenders, and transfers that you submit in good order through CGM and/or certain of its affiliates prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. This arrangement may be terminated in certain circumstances.


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 Initial Purchase Payments: We are required to allocate your initial Purchase
 Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).


 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website
 (www. prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.


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                              TAX CONSIDERATIONS

 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. Please refer to your annuity contract for the applicable maximum Annuity Date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


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 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty for Early Withdrawal From a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-Free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).


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 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant. Note that in certain annuity contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the annuity may no longer qualify for tax deferral where the contract continues after the death of the annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date


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 of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-Favored Plans
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you


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 subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income


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 limits. This conversion triggers current taxation (but is not subject to a 10%
 early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.


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 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.
..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals From Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.


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 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation - Skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

 Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2007 together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life separate account is 811-07325. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
 (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive, Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive, Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street, New Haven, CT 06513, VG
 Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


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 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Pruco Life
 Pruco Life or our affiliates have entered into agreements with the investment adviser or distributor of certain underlying portfolios. Under the terms of these agreements, Pruco Life, or our affiliates, may provide administrative and/or support services to the portfolios for which it receives a fee of up to 0.55% annually (as of May 1, 2008) of the average assets allocated to the portfolios from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

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

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $946,934. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.


 Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker-dealers).
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


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 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $2,072 and $1,325,582, respectively.

 Name of Firm:
 Advantage Capital Corporation
 AIG Financial Advisors, Inc.
 Citigroup Global Markets, Inc.
 Financial Network Investment Corp.
 FSC Securities Corp.
 ING Financial Partners
 Merrill Lynch
 Morgan Stanley
 Multi-Financial Securities Corporation
 Primevest Financial Services
 Raymond James & Associates
 Raymond James Financial Services
 Royal Alliance
 Stifel Nicolaus & Co., Inc.
 Sunamerica Securities, Inc.
 UBS Financial Services
 Wachovia


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities.


 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudential.com.

 You can obtain account information by calling our automated response system and at www.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


 LEGAL PROCEEDINGS
 Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industries in which Pruco Life operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Pruco Life is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Pruco Life made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which Pruco Life engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   Financial Statements

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.


                                PREMIER B SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99258        $10.64379           18,173
    01/01/2007 to 12/31/2007                                      $10.64379        $12.52703           82,324
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97115        $10.68969          134,094
    01/01/2007 to 12/31/2007                                      $10.68969        $11.57765          297,022
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.95091        $11.11022           18,454
    01/01/2007 to 12/31/2007                                      $11.11022        $10.59151           87,195
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                       $9.96102        $11.07490           12,877
    01/01/2007 to 12/31/2007                                      $11.07490        $11.50976          137,849
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                       $9.95129        $10.76892           27,200
    01/01/2007 to 12/31/2007                                      $10.76892        $10.86759           88,303
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98487        $11.06450           12,875
    01/01/2007 to 12/31/2007                                      $11.06450        $10.92634           44,984
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                       $9.98482        $10.60918            2,264
    01/01/2007 to 12/31/2007                                      $10.60918        $11.42339           30,841
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97052        $10.58443          530,409
    01/01/2007 to 12/31/2007                                      $10.58443        $11.42715        1,642,705
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.98023        $10.64300          443,494
    01/01/2007 to 12/31/2007                                      $10.64300        $11.54504        1,437,548
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                       $9.88749        $12.16133            8,144
    01/01/2007 to 12/31/2007                                      $12.16133         $9.62541           65,825
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97992        $10.54079          194,427
    01/01/2007 to 12/31/2007                                      $10.54079        $11.36613        1,004,650

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.94976        $11.05698          23,055
    01/01/2007 to 12/31/2007                         $11.05698        $11.05953          62,169
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.98848         $9.48246           3,300
    01/01/2007 to 12/31/2007                          $9.48246        $11.12853          17,135
------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.98334        $10.49308           4,642
    01/01/2007 to 12/31/2007                         $10.49308         $8.53012          29,072
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.99906         $9.98437          10,855
    01/01/2007 to 12/31/2007                          $9.98437        $10.97693          54,155
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.96771        $10.57685          16,542
    01/01/2007 to 12/31/2007                         $10.57685        $10.65906          95,008
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93542        $10.28977           6,419
    01/01/2007 to 12/31/2007                         $10.28977        $11.59563          40,084
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                          $9.99906        $10.60450          20,067
    01/01/2007 to 12/31/2007                         $10.60450        $10.74351          53,192
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.95841         $9.90334           7,659
    01/01/2007 to 12/31/2007                          $9.90334        $11.68440          49,925
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.99906        $10.62045          19,032
    01/01/2007 to 12/31/2007                         $10.62045        $11.49018         186,438
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.96039        $11.05295          30,530
    01/01/2007 to 12/31/2007                         $11.05295        $10.60024          84,433
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                          $9.99906        $10.51839           8,288
    01/01/2007 to 12/31/2007                         $10.51839        $11.03115          32,533
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.94853        $10.25454          23,656
    01/01/2007 to 12/31/2007                         $10.25454        $11.65439         209,834
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.96060        $11.14496          14,734
    01/01/2007 to 12/31/2007                         $11.14496        $12.05347          42,155
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93217        $10.42130           9,461
    01/01/2007 to 12/31/2007                         $10.42130        $11.85877          18,702
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.92949        $10.44127          10,753
    01/01/2007 to 12/31/2007                         $10.44127        $10.60602          28,287
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.96545        $10.24038          10,796
    01/01/2007 to 12/31/2007                         $10.24038        $12.37112          85,128

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                               $10.03620        $10.19727          18,472
    01/01/2007 to 12/31/2007                               $10.19727        $10.40039         101,738
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98066        $10.20649           8,896
    01/01/2007 to 12/31/2007                               $10.20649        $10.77589          42,554
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.97964        $10.45340          23,838
    01/01/2007 to 12/31/2007                               $10.45340        $11.23495         230,699
------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                $9.99288        $10.49974          12,126
    01/01/2007 to 12/31/2007                               $10.49974         $9.79761         106,639
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96859        $10.66736          17,355
    01/01/2007 to 12/31/2007                               $10.66736        $11.21221         213,879
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.99006        $10.33443           7,204
    01/01/2007 to 12/31/2007                               $10.33443        $11.20170          33,889
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $10.14791         $9.86307          32,119
    01/01/2007 to 12/31/2007                                $9.86307        $13.70023         181,073
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98924        $10.52787          79,079
    01/01/2007 to 12/31/2007                               $10.52787        $11.39704         359,622
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99906        $10.34228          40,223
    01/01/2007 to 12/31/2007                               $10.34228        $11.39149         279,103
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99906        $10.56409          77,342
    01/01/2007 to 12/31/2007                               $10.56409        $11.33703         282,001
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.01073        $10.90770          28,836
    01/01/2007 to 12/31/2007                               $10.90770        $12.70293         114,216
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97171        $10.33968          39,526
    01/01/2007 to 12/31/2007                               $10.33968        $11.07079         196,892
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90554         $9.94820           7,810
    01/01/2007 to 12/31/2007                                $9.94820        $10.53785          76,795
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                               $10.00024        $10.24522         537,941
    01/01/2007 to 12/31/2007                               $10.24522        $10.62479         387,838
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.94058        $10.50381          23,000
    01/01/2007 to 12/31/2007                               $10.50381        $11.23891          85,729
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99906         $9.98594               0


 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.25%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit
                                    (2.25%)


                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99169        $10.56677                 0
    01/01/2007 to 12/31/2007                                      $10.56677        $12.30178                 0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.62249        $11.30662                 0
    01/01/2007 to 12/31/2007                                      $11.30662        $12.11353                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                      $10.98800        $12.18054                 0
    01/01/2007 to 12/31/2007                                      $12.18054        $11.48624                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                      $10.61651        $11.71945                 0
    01/01/2007 to 12/31/2007                                      $11.71945        $12.04791                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                      $10.61055        $11.40033                 0
    01/01/2007 to 12/31/2007                                      $11.40033        $11.38033                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                      $10.68420        $11.75492                 0
    01/01/2007 to 12/31/2007                                      $11.75492        $11.48262                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                      $10.43974        $11.01325                 0
    01/01/2007 to 12/31/2007                                      $11.01325        $11.73026            99,324
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.38461        $10.94529         5,532,354
    01/01/2007 to 12/31/2007                                      $10.94529        $11.68877         9,731,970
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.50360        $11.12115         6,561,306
    01/01/2007 to 12/31/2007                                      $11.12115        $11.93342        12,935,579
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                      $13.09878        $15.99622                 0
    01/01/2007 to 12/31/2007                                      $15.99622        $12.52355                 0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.33511        $10.83790         1,470,871
    01/01/2007 to 12/31/2007                                      $10.83790        $11.56011         2,588,286
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                      $11.50768        $12.69696                 0
    01/01/2007 to 12/31/2007                                      $12.69696        $12.56242                 0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                      $11.47605        $10.81666                 0
    01/01/2007 to 12/31/2007                                      $10.81666        $12.55697                 0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                      $11.20903        $11.69708                 0
    01/01/2007 to 12/31/2007                                      $11.69708         $9.40579                 0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                         $12.14965        $12.04505                0
    01/01/2007 to 12/31/2007                         $12.04505        $13.09925                0
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                         $10.90941        $11.49327                0
    01/01/2007 to 12/31/2007                         $11.49327        $11.45739          301,914
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.20329        $11.51996                0
    01/01/2007 to 12/31/2007                         $11.51996        $12.84145                0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                         $10.05733        $10.59002                0
    01/01/2007 to 12/31/2007                         $10.59002        $10.61268                0
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.08434        $10.94421                0
    01/01/2007 to 12/31/2007                         $10.94421        $12.77287                0
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                         $12.07550        $12.73435                0
    01/01/2007 to 12/31/2007                         $12.73435        $13.62815                0
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.04913        $12.17354                0
    01/01/2007 to 12/31/2007                         $12.17354        $11.54866                0
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                         $10.18232        $10.63464                0
    01/01/2007 to 12/31/2007                         $10.63464        $11.03240                0
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.12177        $11.38185                0
    01/01/2007 to 12/31/2007                         $11.38185        $12.79579                0
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                         $11.41248        $12.67817                0
    01/01/2007 to 12/31/2007                         $12.67817        $13.56337                0
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.02534        $11.48567                0
    01/01/2007 to 12/31/2007                         $11.48567        $12.92858                0
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.02794        $11.51347                0
    01/01/2007 to 12/31/2007                         $11.51347        $11.56862                0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                         $12.33643        $12.58620                0
    01/01/2007 to 12/31/2007                         $12.58620        $15.04070                0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.63310        $11.73524                0
    01/01/2007 to 12/31/2007                         $11.73524        $11.83935                0
------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                         $10.01081        $10.16415                0
    01/01/2007 to 12/31/2007                         $10.16415        $10.61523                0
------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                         $10.18649        $10.59390          497,956
    01/01/2007 to 12/31/2007                         $10.59390        $11.26294        1,319,704
------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.92633        $12.44163                0
    01/01/2007 to 12/31/2007                         $12.44163        $11.48395                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                               $10.67335        $11.33991           13,042
    01/01/2007 to 12/31/2007                               $11.33991        $11.79020        1,168,970
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.51777         $9.77542                0
    01/01/2007 to 12/31/2007                                $9.77542        $10.48123                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $13.72060        $13.23998                0
    01/01/2007 to 12/31/2007                               $13.23998        $18.19215                0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                               $10.14215        $10.61267          873,210
    01/01/2007 to 12/31/2007                               $10.61267        $11.36459        2,362,014
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                               $10.16209        $10.43578          731,245
    01/01/2007 to 12/31/2007                               $10.43578        $11.37013        2,525,442
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                               $10.04243        $10.53407          617,809
    01/01/2007 to 12/31/2007                               $10.53407        $11.18251        1,767,825
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.00984        $10.82889                0
    01/01/2007 to 12/31/2007                               $10.82889        $12.47484                0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97082        $10.26474                0
    01/01/2007 to 12/31/2007                               $10.26474        $10.87171                0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90465         $9.87625                0
    01/01/2007 to 12/31/2007                                $9.87625        $10.34839                0
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                                $9.99935        $10.17121                0
    01/01/2007 to 12/31/2007                               $10.17121        $10.43398                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93969        $10.42785                0
    01/01/2007 to 12/31/2007                               $10.42785        $11.03694                0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99817         $9.97260                0


 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)


                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99230        $10.61918           6,597
    01/01/2007 to 12/31/2007                                      $10.61918        $12.45473          21,051
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97087        $10.66494          16,042
    01/01/2007 to 12/31/2007                                      $10.66494        $11.51085         159,961
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.95062        $11.08451           1,252
    01/01/2007 to 12/31/2007                                      $11.08451        $10.53044          18,271
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                       $9.96074        $11.04934           2,065
    01/01/2007 to 12/31/2007                                      $11.04934        $11.44345          15,098
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                       $9.95101        $10.74401           2,114
    01/01/2007 to 12/31/2007                                      $10.74401        $10.80475          15,163
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98458        $11.03890           5,812
    01/01/2007 to 12/31/2007                                      $11.03890        $10.86336          28,824
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                       $9.98453        $10.58459             481
    01/01/2007 to 12/31/2007                                      $10.58459        $11.35743          10,581
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97023        $10.55993         170,979
    01/01/2007 to 12/31/2007                                      $10.55993        $11.36107         590,850
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97994        $10.61841         277,140
    01/01/2007 to 12/31/2007                                      $10.61841        $11.47849         819,560
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                       $9.88721        $12.13324           1,450
    01/01/2007 to 12/31/2007                                      $12.13324         $9.56982          15,626
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97964        $10.51630          46,367
    01/01/2007 to 12/31/2007                                      $10.51630        $11.30038         198,458
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.94947        $11.03138           1,440
    01/01/2007 to 12/31/2007                                      $11.03138        $10.99566          28,135
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98819         $9.46047           1,241
    01/01/2007 to 12/31/2007                                       $9.46047        $11.06423           3,251
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.98305        $10.46876           2,365
    01/01/2007 to 12/31/2007                                      $10.46876         $8.48077           9,211

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.99878         $9.96119             296
    01/01/2007 to 12/31/2007                          $9.96119        $10.91355           5,389
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.96743        $10.55233           4,567
    01/01/2007 to 12/31/2007                         $10.55233        $10.59752          21,384
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93514        $10.26599           1,534
    01/01/2007 to 12/31/2007                         $10.26599        $11.52872          21,726
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                          $9.99878        $10.57993             568
    01/01/2007 to 12/31/2007                         $10.57993        $10.68144          10,054
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.95813         $9.88034           1,218
    01/01/2007 to 12/31/2007                          $9.88034        $11.61687          21,627
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.99878        $10.59589           1,310
    01/01/2007 to 12/31/2007                         $10.59589        $11.42390          27,922
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.96010        $11.02741           1,508
    01/01/2007 to 12/31/2007                         $11.02741        $10.53913          17,111
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                          $9.99878        $10.49407             786
    01/01/2007 to 12/31/2007                         $10.49407        $10.96754          25,444
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.94825        $10.23084           3,437
    01/01/2007 to 12/31/2007                         $10.23084        $11.58722          50,945
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.96031        $11.11912               0
    01/01/2007 to 12/31/2007                         $11.11912        $11.98384           9,001
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93189        $10.39722               0
    01/01/2007 to 12/31/2007                         $10.39722        $11.79034           4,187
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.92921        $10.41714           2,741
    01/01/2007 to 12/31/2007                         $10.41714        $10.54484           7,581
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.96516        $10.21663             288
    01/01/2007 to 12/31/2007                         $10.21663        $12.29972          28,449
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $10.03591        $10.17364             596
    01/01/2007 to 12/31/2007                         $10.17364        $10.34028          13,071
------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                          $9.98038        $10.18291             888
    01/01/2007 to 12/31/2007                         $10.18291        $10.71370          24,731
------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.97936        $10.42920          12,622
    01/01/2007 to 12/31/2007                         $10.42920        $11.17019          62,214
------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.99260        $10.47538             702
    01/01/2007 to 12/31/2007                         $10.47538         $9.74092          12,302

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96831        $10.64270           9,282
    01/01/2007 to 12/31/2007                               $10.64270        $11.14764         137,153
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98978        $10.31053             982
    01/01/2007 to 12/31/2007                               $10.31053        $11.13724           5,328
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $10.14763         $9.84020             422
    01/01/2007 to 12/31/2007                                $9.84020        $13.62127          34,344
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98895        $10.50357          62,847
    01/01/2007 to 12/31/2007                               $10.50357        $11.33129         160,719
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99878        $10.31835         182,386
    01/01/2007 to 12/31/2007                               $10.31835        $11.32572         275,854
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99878        $10.53957          54,126
    01/01/2007 to 12/31/2007                               $10.53957        $11.27155         137,149
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.01044        $10.88251           2,199
    01/01/2007 to 12/31/2007                               $10.88251        $12.62967          26,389
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97143        $10.31569          14,094
    01/01/2007 to 12/31/2007                               $10.31569        $11.00674          51,669
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90526         $9.92515             399
    01/01/2007 to 12/31/2007                                $9.92515        $10.47696           1,784
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                                $9.99995        $10.22148          54,230
    01/01/2007 to 12/31/2007                               $10.22148        $10.56348         116,188
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.94030        $10.47951           6,774
    01/01/2007 to 12/31/2007                               $10.47951        $11.17409          15,067
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99878         $9.98165               0


 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.60%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit
                                    (2.60%)


                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End Of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99141        $10.54240                 0
    01/01/2007 to 12/31/2007                                      $10.54240        $12.23128                 0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.60755        $11.26518                 0
    01/01/2007 to 12/31/2007                                      $11.26518        $12.02763                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                      $10.94536        $12.10594                 0
    01/01/2007 to 12/31/2007                                      $12.10594        $11.37667                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                      $10.57528        $11.64751                 0
    01/01/2007 to 12/31/2007                                      $11.64751        $11.93286                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                      $10.56932        $11.33031                 0
    01/01/2007 to 12/31/2007                                      $11.33031        $11.27163                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                      $10.64251        $11.68252                 0
    01/01/2007 to 12/31/2007                                      $11.68252        $11.37272                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                      $10.39907        $10.94561                 0
    01/01/2007 to 12/31/2007                                      $10.94561        $11.61823           113,579
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.37006        $10.90518         4,050,210
    01/01/2007 to 12/31/2007                                      $10.90518        $11.60597         7,210,180
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.48881        $11.08024         6,134,343
    01/01/2007 to 12/31/2007                                      $11.08024        $11.84864        12,899,751
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                      $13.04797        $15.89804                 0
    01/01/2007 to 12/31/2007                                      $15.89804        $12.40393                 0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                      $10.32057        $10.79817           782,409
    01/01/2007 to 12/31/2007                                      $10.79817        $11.47812         1,946,525
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                      $11.46311        $12.61910                 0
    01/01/2007 to 12/31/2007                                      $12.61910        $12.44257                 0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                      $11.43147        $10.75030                 0
    01/01/2007 to 12/31/2007                                      $10.75030        $12.43714                 0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                      $11.16544        $11.62528                 0
    01/01/2007 to 12/31/2007                                      $11.62528         $9.31608                 0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End Of Period
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                         $12.10235        $11.97093               0
    01/01/2007 to 12/31/2007                         $11.97093        $12.97394               0
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                         $10.86707        $11.42284               0
    01/01/2007 to 12/31/2007                         $11.42284        $11.34807         172,983
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.15968        $11.44914               0
    01/01/2007 to 12/31/2007                         $11.44914        $12.71869               0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                         $10.01816        $10.52499               0
    01/01/2007 to 12/31/2007                         $10.52499        $10.51148               0
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.04131        $10.87698               0
    01/01/2007 to 12/31/2007                         $10.87698        $12.65087               0
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                         $12.02854        $12.65607               0
    01/01/2007 to 12/31/2007                         $12.65607        $13.49800               0
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.00615        $12.09868               0
    01/01/2007 to 12/31/2007                         $12.09868        $11.43824               0
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                         $10.14267        $10.56925               0
    01/01/2007 to 12/31/2007                         $10.56925        $10.92701               0
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                         $11.07842        $11.31183               0
    01/01/2007 to 12/31/2007                         $11.31183        $12.67336               0
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                         $11.36813        $12.60029               0
    01/01/2007 to 12/31/2007                         $12.60029        $13.43376               0
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                         $10.98250        $11.41513               0
    01/01/2007 to 12/31/2007                         $11.41513        $12.80513               0
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $10.98514        $11.44280               0
    01/01/2007 to 12/31/2007                         $11.44280        $11.45816               0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                         $12.28836        $12.50869               0
    01/01/2007 to 12/31/2007                         $12.50869        $14.89685               0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.58777        $11.66305               0
    01/01/2007 to 12/31/2007                         $11.66305        $11.72616               0
------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                          $9.97191        $10.10175               0
    01/01/2007 to 12/31/2007                         $10.10175        $10.51371               0
------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                         $10.17217        $10.55495         166,747
    01/01/2007 to 12/31/2007                         $10.55495        $11.18302         772,514
------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $11.88000        $12.36528               0
    01/01/2007 to 12/31/2007                         $12.36528        $11.37429               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End Of Period
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                               $10.63175        $11.27006           29,105
    01/01/2007 to 12/31/2007                               $11.27006        $11.67732        1,552,226
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.48076         $9.71544                0
    01/01/2007 to 12/31/2007                                $9.71544        $10.38123                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $13.66737        $13.15868                0
    01/01/2007 to 12/31/2007                               $13.15868        $18.01835                0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                               $10.13788        $10.58428        1,368,561
    01/01/2007 to 12/31/2007                               $10.58428        $11.29528        3,903,585
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                               $10.15781        $10.40773          619,984
    01/01/2007 to 12/31/2007                               $10.40773        $11.30062        2,237,900
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                               $10.03818        $10.50581          457,279
    01/01/2007 to 12/31/2007                               $10.50581        $11.11430        1,405,209
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.00956        $10.80400                0
    01/01/2007 to 12/31/2007                               $10.80400        $12.40342                0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97054        $10.24133                0
    01/01/2007 to 12/31/2007                               $10.24133        $10.80967                0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90437         $9.85358                0
    01/01/2007 to 12/31/2007                                $9.85358        $10.28924                0
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                                $9.99907        $10.14778                0
    01/01/2007 to 12/31/2007                               $10.14778        $10.37423                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93941        $10.40395                0
    01/01/2007 to 12/31/2007                               $10.40395        $10.97374                0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99789         $9.96843                0


 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)


                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99225        $10.61561           57,399
    01/01/2007 to 12/31/2007                                      $10.61561        $12.44440          160,902
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97083        $10.66139          338,838
    01/01/2007 to 12/31/2007                                      $10.66139        $11.50135          828,348
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.95058        $11.08082           44,340
    01/01/2007 to 12/31/2007                                      $11.08082        $10.52167           90,758
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                       $9.96069        $11.04566           57,035
    01/01/2007 to 12/31/2007                                      $11.04566        $11.43381          133,709
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                       $9.95097        $10.74043           26,327
    01/01/2007 to 12/31/2007                                      $10.74043        $10.79584          109,945
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98454        $11.03528            9,874
    01/01/2007 to 12/31/2007                                      $11.03528        $10.85441           83,061
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                       $9.98449        $10.58114           28,050
    01/01/2007 to 12/31/2007                                      $10.58114        $11.34807           50,902
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97019        $10.55642          870,034
    01/01/2007 to 12/31/2007                                      $10.55642        $11.35167        1,979,283
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97990        $10.61483          752,603
    01/01/2007 to 12/31/2007                                      $10.61483        $11.46891        2,304,166
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                       $9.88717        $12.12913           68,751
    01/01/2007 to 12/31/2007                                      $12.12913         $9.56185          129,875
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97960        $10.51282          218,414
    01/01/2007 to 12/31/2007                                      $10.51282        $11.29102          882,633
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.94943        $11.02776           38,913
    01/01/2007 to 12/31/2007                                      $11.02776        $10.98653          109,965
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98815         $9.45733           10,879
    01/01/2007 to 12/31/2007                                       $9.45733        $11.05501           48,803
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.98301        $10.46536            7,770
    01/01/2007 to 12/31/2007                                      $10.46536         $8.47377           54,692

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.99874         $9.95782          21,725
    01/01/2007 to 12/31/2007                          $9.95782        $10.90438          57,968
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.96739        $10.54879          13,180
    01/01/2007 to 12/31/2007                         $10.54879        $10.58861          57,137
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93510        $10.26259          28,274
    01/01/2007 to 12/31/2007                         $10.26259        $11.51919         118,236
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                          $9.99874        $10.57653          45,123
    01/01/2007 to 12/31/2007                         $10.57653        $10.67274          82,416
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.95809         $9.87709          15,491
    01/01/2007 to 12/31/2007                          $9.87709        $11.60729          69,386
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.99874        $10.59240          51,756
    01/01/2007 to 12/31/2007                         $10.59240        $11.41442         141,891
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.96006        $11.02379          56,395
    01/01/2007 to 12/31/2007                         $11.02379        $10.53044         127,887
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                          $9.99874        $10.49063           9,991
    01/01/2007 to 12/31/2007                         $10.49063        $10.95860          38,378
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.94821        $10.22734          59,918
    01/01/2007 to 12/31/2007                         $10.22734        $11.57756         132,600
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.96027        $11.11545          34,108
    01/01/2007 to 12/31/2007                         $11.11545        $11.97391         106,458
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93185        $10.39379          21,380
    01/01/2007 to 12/31/2007                         $10.39379        $11.78062          57,864
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.92917        $10.41366          13,257
    01/01/2007 to 12/31/2007                         $10.41366        $10.53613          68,861
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.96512        $10.21327          38,268
    01/01/2007 to 12/31/2007                         $10.21327        $12.28959          92,876
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $10.03587        $10.17022          44,095
    01/01/2007 to 12/31/2007                         $10.17022        $10.33156         108,936
------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                          $9.98034        $10.17953           9,194
    01/01/2007 to 12/31/2007                         $10.17953        $10.70491          27,226
------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.97932        $10.42580          41,155
    01/01/2007 to 12/31/2007                         $10.42580        $11.16097         213,961
------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.99256        $10.47191          33,223
    01/01/2007 to 12/31/2007                         $10.47191         $9.73292         127,547

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96827        $10.63917          26,346
    01/01/2007 to 12/31/2007                               $10.63917        $11.13836         209,218
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98973        $10.30713          24,861
    01/01/2007 to 12/31/2007                               $10.30713        $11.12805          57,667
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $10.14759         $9.83697          89,048
    01/01/2007 to 12/31/2007                                $9.83697        $13.60991         492,266
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98891        $10.50011         279,009
    01/01/2007 to 12/31/2007                               $10.50011        $11.32196         547,245
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99874        $10.31485         100,669
    01/01/2007 to 12/31/2007                               $10.31485        $11.31636         374,786
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99874        $10.53609          71,662
    01/01/2007 to 12/31/2007                               $10.53609        $11.26222         283,687
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.01040        $10.87892          66,935
    01/01/2007 to 12/31/2007                               $10.87892        $12.61913         193,893
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97139        $10.31233          81,554
    01/01/2007 to 12/31/2007                               $10.31233        $10.99780         175,563
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90522         $9.92188          15,284
    01/01/2007 to 12/31/2007                                $9.92188        $10.46833          49,715
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                                $9.99991        $10.21812         142,009
    01/01/2007 to 12/31/2007                               $10.21812        $10.55481         439,666
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.94026        $10.47609          43,555
    01/01/2007 to 12/31/2007                               $10.47609        $11.16482         124,564
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99874         $9.98107               0


 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          Pruco Life Insurance Company
                                   PROSPECTUS

    ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.65%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit
                                    (2.65%)


                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    5/01/2006* to 12/31/2006                                       $9.99137        $10.53910                 0
    01/01/2007 to 12/31/2007                                      $10.53910        $12.22159                 0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.96994        $10.58456                 0
    01/01/2007 to 12/31/2007                                      $10.58456        $11.29541                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.94970        $11.00108                 0
    01/01/2007 to 12/31/2007                                      $11.00108        $10.33337                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    05/01/2006 to 12/31/2006                                       $9.95981        $10.96603                 0
    01/01/2007 to 12/31/2007                                      $10.96603        $11.22919                 0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    05/01/2006 to 12/31/2006                                       $9.95008        $10.66309                 0
    01/01/2007 to 12/31/2007                                      $10.66309        $10.60276                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98366        $10.95570                 0
    01/01/2007 to 12/31/2007                                      $10.95570        $10.65990                 0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    05/01/2006 to 12/31/2006                                       $9.98361        $10.50489                 0
    01/01/2007 to 12/31/2007                                      $10.50489        $11.14495           359,613
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.96931        $10.48036         3,289,884
    01/01/2007 to 12/31/2007                                      $10.48036        $11.14839         9,513,202
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97902        $10.53841         4,267,356
    01/01/2007 to 12/31/2007                                      $10.53841        $11.26366        14,519,398
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    05/01/2006 to 12/31/2006                                       $9.88628        $12.04192                 0
    01/01/2007 to 12/31/2007                                      $12.04192         $9.39077                 0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                       $9.97871        $10.43714         1,006,646
    01/01/2007 to 12/31/2007                                      $10.43714        $11.08891         2,661,825
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.94855        $10.94831                 0
    01/01/2007 to 12/31/2007                                      $10.94831        $10.78982                 0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                                       $9.98727         $9.38904                 0
    01/01/2007 to 12/31/2007                                       $9.38904        $10.85685                 0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                                       $9.98213        $10.38987                 0
    01/01/2007 to 12/31/2007                                      $10.38987         $8.32196                 0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.99785         $9.88603                0
    01/01/2007 to 12/31/2007                          $9.88603        $10.70920                0
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.96650        $10.47287                0
    01/01/2007 to 12/31/2007                         $10.47287        $10.39915          501,368
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93421        $10.18853                0
    01/01/2007 to 12/31/2007                         $10.18853        $11.31282                0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    05/01/2006 to 12/31/2006                          $9.99785        $10.50025                0
    01/01/2007 to 12/31/2007                         $10.50025        $10.48154                0
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.95720         $9.80585                0
    01/01/2007 to 12/31/2007                          $9.80585        $11.39938                0
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.99785        $10.51599                0
    01/01/2007 to 12/31/2007                         $10.51599        $11.21007                0
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.95918        $10.94435                0
    01/01/2007 to 12/31/2007                         $10.94435        $10.34182                0
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    05/01/2006 to 12/31/2006                          $9.99785        $10.41498                0
    01/01/2007 to 12/31/2007                         $10.41498        $10.76225                0
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.94732        $10.15365                0
    01/01/2007 to 12/31/2007                         $10.15365        $11.37031                0
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    05/01/2006 to 12/31/2006                          $9.95939        $11.03534                0
    01/01/2007 to 12/31/2007                         $11.03534        $11.75951                0
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.93096        $10.31887                0
    01/01/2007 to 12/31/2007                         $10.31887        $11.56975                0
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.92828        $10.33861                0
    01/01/2007 to 12/31/2007                         $10.33861        $10.34746                0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    05/01/2006 to 12/31/2006                          $9.96424        $10.13968                0
    01/01/2007 to 12/31/2007                         $10.13968        $12.06955                0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    05/01/2006 to 12/31/2006                         $10.03499        $10.09690                0
    01/01/2007 to 12/31/2007                         $10.09690        $10.14651                0
------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    05/01/2006 to 12/31/2006                          $9.97945        $10.10621                0
    01/01/2007 to 12/31/2007                         $10.10621        $10.51324                0
------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                          $9.97843        $10.35058          344,932
    01/01/2007 to 12/31/2007                         $10.35058        $10.96110        1,245,876
------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    05/01/2006 to 12/31/2006                          $9.99167        $10.39648                0
    01/01/2007 to 12/31/2007                         $10.39648         $9.55860                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    05/01/2006 to 12/31/2006                                $9.96738        $10.56246           52,298
    01/01/2007 to 12/31/2007                               $10.56246        $10.93887        1,498,835
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    05/01/2006 to 12/31/2006                                $9.98885        $10.23278                0
    01/01/2007 to 12/31/2007                               $10.23278        $10.92868                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    05/01/2006 to 12/31/2006                               $10.14670         $9.76596                0
    01/01/2007 to 12/31/2007                                $9.76596        $13.36608                0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    05/01/2006 to 12/31/2006                                $9.98803        $10.42437        1,145,934
    01/01/2007 to 12/31/2007                               $10.42437        $11.11930        3,164,345
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99785        $10.24054          719,683
    01/01/2007 to 12/31/2007                               $10.24054        $11.11363        2,790,776
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    05/01/2006 to 12/31/2006                                $9.99785        $10.46021          906,224
    01/01/2007 to 12/31/2007                               $10.46021        $11.06059        2,389,210
------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    5/01/2006* to 12/31/2006                               $10.00952        $10.80045                0
    01/01/2007 to 12/31/2007                               $10.80045        $12.39325                0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    5/01/2006* to 12/31/2006                                $9.97050        $10.23796                0
    01/01/2007 to 12/31/2007                               $10.23796        $10.80078                0
------------------------------------------------------------------------------------------------------------
AST Small Cap Growth
    5/01/2006* to 12/31/2006                                $9.90433         $9.85030                0
    01/01/2007 to 12/31/2007                                $9.85030        $10.28069                0
------------------------------------------------------------------------------------------------------------
AST Money Market
    5/01/2006* to 12/31/2006                                $9.99903        $10.14455                0
    01/01/2007 to 12/31/2007                               $10.14455        $10.36582                0
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    5/01/2006* to 12/31/2006                                $9.93937        $10.40053                0
    01/01/2007 to 12/31/2007                               $10.40053        $10.96483                0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $9.99785         $9.96779                0


 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Pruco Life Insurance Company offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity,
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 You can compare the costs of the B Series, L Series, and X Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, the X Series has the highest contingent deferred sales charge ("CDSC") and the highest Insurance Charge of the three series, however the X Series offers Purchase Credits and Longevity Credits that the other two series do not. The B Series has the lowest Insurance Charge of the three series, but it does not offer Purchase Credits or Longevity Credits that the X Series offers. The B Series has a lower Insurance Charge than the L Series, however the B Series has a longer CDSC period than the L Series. The L Series has the shortest CDSC period, however the Insurance Charge for the L Series is nearly as high as the X Series, and the L Series does not offer Purchase Credits or Longevity Credits. The L Series offers ProFund VP Sub-accounts and flexibility with the election and termination of certain optional death benefits that the other two series do not offer. As you can see, there are trade-offs associated with the costs and benefits provided by each of the series. In choosing which series to purchase, you should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.

 The following chart outlines some of the different features for each annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 Pruco Life Annuity Product Comparison

 Below is a summary of Pruco Life's annuity products sold through this prospectus. Premier X Series refers to Prudential Premier Variable Annuity X Series, Premier L Series refers to Prudential Premier Variable Annuity L Series and Premier B Series refers to Prudential Premier Variable Annuity B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectus for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Pruco Life Insurance Company does not make recommendations or provide investment advice.

                                          PREMIER X SERIES                                  PREMIER L SERIES
------------------------------------------------------------------------------------------------------------------------
Minimum Investment                              $10,000                               $10,000
------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                               75                                    85
------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge                9 Years                               4 Years
 Schedule                                       (based on date of each purchase       (based on date of each purchase
                                                payment) (9%, 8.5%, 8%, 7%, 6%,       payment) (7%, 7%, 6%, 5%)
                                                5%, 4%, 3%, 2%)
------------------------------------------------------------------------------------------------------------------------
Insurance Charge                                1.55%                                 1.50%
------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                          Lesser of $35 or                      Lesser of $35 or
                                                2% of Account Value*                  2% of Account Value*
------------------------------------------------------------------------------------------------------------------------
Purchase Credit                                 For Purchase Payments made up to      No
                                                and including age 80, 6%,
                                                regardless of the purchase
                                                payment amount.

                                                For Purchase Payments between
                                                81-85, 3%, regardless of the
                                                purchase payment amount.

                                                Recaptured on in certain
                                                circumstates.
------------------------------------------------------------------------------------------------------------------------
Longevity Credit                                0.40% of the sum of all Purchase      No
                                                Payments that have been in the
                                                Annuity for more than 9 years less
                                                the cumulative amount of
                                                withdrawals made (including
                                                CDSC) through the end of the
                                                period applied annually beginning
                                                on the 10/th/ Annuity Anniversary.
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Option                               Currently offering duration of        Currently offering duration of
                                                1 year only.                          1 year only.
------------------------------------------------------------------------------------------------------------------------
Variable Investment Options                     Advanced Series Trust (AST) Not       AST; ProFunds
                                                all options available with certain    Not all options available with
                                                optional benefits.                    certain optional benefits.
------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                             The greater of: Purchase Payments     The greater of: Purchase Payments
                                                minus proportional withdrawals;       minus proportional withdrawals;
                                                and unadjusted Account Value,         and unadjusted Account Value
                                                less an amount equal to all credits
                                                applied within 12 months prior to
                                                the date of death
------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                         Highest Daily Value (HDV)/            HDV/Combo 5% Roll-up/HAV
 (for an additional cost)/1/                    Combo 5% Roll-up/Highest
                                                Anniversary Value (HAV)
------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                         Guaranteed Minimum Income             GMIB/LT5/SLT5/HD5
 additional cost)/2/                            Benefit (GMIB)/Lifetime Five          (HD GRO) (HD7) (SHD7)
                                                (LT5)/Spousal Lifetime Five
                                                (SLT5)/Highest Daily Lifetime
                                                Five (HD5)/Highest Daily GRO
                                                (HD GRO)/Highest Daily Lifetime
                                                Seven (HD7)/Spousal Highest
                                                Daily Lifetime Seven (SHD7)
------------------------------------------------------------------------------------------------------------------------


                                          PREMIER B SERIES
--------------------------------------------------------------------
Minimum Investment                $1,000
--------------------------------------------------------------------
Maximum Issue Age                 85
--------------------------------------------------------------------
Contingent Deferred Sales Charge  7 Years (based on date of each
 Schedule                         purchase payment) (7%, 6%, 5%,
                                  4%, 3%, 2%, 1%)

--------------------------------------------------------------------
Insurance Charge                  1.15%
--------------------------------------------------------------------
Annual Maintenance Fee            Lesser of $35 or
                                  2% of Account Value*
--------------------------------------------------------------------
Purchase Credit                   No










--------------------------------------------------------------------
Longevity Credit                  No







--------------------------------------------------------------------
Fixed Rate Option                 Currently offering duration of
                                  1 year only.
--------------------------------------------------------------------
Variable Investment Options       AST Not all options available with
                                  certain optional benefits.

--------------------------------------------------------------------
Basic Death Benefit               The greater of: Purchase Payments
                                  minus proportional withdrawals;
                                  and unadjusted Account Value



--------------------------------------------------------------------
Optional Death Benefits           HDV/Combo 5% Roll-up/HAV
 (for an additional cost)/1/

--------------------------------------------------------------------
Living Benefits (for an           GMIB/LT5/SLT5/HD5
 additional cost)/2/              (HD GRO) (HD7) (SHD7)






--------------------------------------------------------------------


 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.

..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/3/:


    -- 1.09% (for B Series and X Series) and 1.23% (for L Series) based on the fees and expenses of the underlying portfolios as of December 31, 2007. The arithmetic average of all fund expenses is computed by adding portfolio management fees,

       12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
    -- The Separate Account level charges refer to the Insurance Charge.

..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For Premier X Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.


 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 L Share



              ------------------------------------------------------------------------
              0% Gross rate of return 6% Gross rate of return 10% Gross rate of return
              All years     -2.71%    All years     3.13%     All years      7.02%
              ------------------------------------------------------------------------
               Annuity                 Annuity    Surrender    Annuity     Surrender
          Yr    Value         h         Value       Value       Value        Value
          ----------------------------------------------------------------------------
           1   97,332       90,332     103,156      96,156     107,037      100,037
          ----------------------------------------------------------------------------
           2   94,694       87,694     106,420      99,420     114,592      107,592
          ----------------------------------------------------------------------------
           3   92,127       86,127     109,788     103,788     122,679      116,679
          ----------------------------------------------------------------------------
           4   89,629       84,629     113,262     108,262     131,337      126,337
          ----------------------------------------------------------------------------
           5   87,197       87,197     116,846     116,846     140,606      140,606
          ----------------------------------------------------------------------------
           6   84,831       84,831     120,544     120,544     150,529      150,529
          ----------------------------------------------------------------------------
           7   82,527       82,527     124,358     124,358     161,153      161,153
          ----------------------------------------------------------------------------
           8   80,286       80,286     128,293     128,293     172,526      172,526
          ----------------------------------------------------------------------------
           9   78,104       78,104     132,353     132,353     184,702      184,702
          ----------------------------------------------------------------------------
          10   75,980       75,980     136,541     136,541     197,737      197,737
          ----------------------------------------------------------------------------
          11   73,914       73,914     140,862     140,862     211,692      211,692
          ----------------------------------------------------------------------------
          12   71,903       71,903     145,320     145,320     226,633      226,633
          ----------------------------------------------------------------------------
          13   69,945       69,945     149,918     149,918     242,627      242,627
          ----------------------------------------------------------------------------
          14   68,040       68,040     154,662     154,662     259,750      259,750
          ----------------------------------------------------------------------------
          15   66,186       66,186     159,557     159,557     278,082      278,082
          ----------------------------------------------------------------------------
          16   64,381       64,381     164,606     164,606     297,708      297,708
          ----------------------------------------------------------------------------
          17   62,625       62,625     169,815     169,815     318,718      318,718
          ----------------------------------------------------------------------------
          18   60,916       60,916     175,188     175,188     341,212      341,212
          ----------------------------------------------------------------------------
          19   59,252       59,252     180,732     180,732     365,293      365,293
          ----------------------------------------------------------------------------
          20   57,633       57,633     186,451     186,451     391,073      391,073
          ----------------------------------------------------------------------------
          21   56,057       56,057     192,352     192,352     418,673      418,673
          ----------------------------------------------------------------------------
          22   54,524       54,524     198,439     198,439     448,221      448,221
          ----------------------------------------------------------------------------
          23   53,031       53,031     204,718     204,718     479,854      479,854
          ----------------------------------------------------------------------------
          24   51,578       51,578     211,196     211,196     513,719      513,719
          ----------------------------------------------------------------------------
          25   50,165       50,165     217,880     217,880     549,975      549,975
          ----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.23%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 B Share



            ------------------------------------------------------------------------
            0% Gross rate of return 6% Gross rate of return 10% Gross rate of return
            All years    -2.20%     All years     3.66%     All years      7.58%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,803      90,803      103,655      96,655     107,555      100,555
        ----------------------------------------------------------------------------
         2   95,614      89,614      107,453     101,453     115,704      109,704
        ----------------------------------------------------------------------------
         3   93,474      88,474      111,391     106,391     124,471      119,471
        ----------------------------------------------------------------------------
         4   91,380      87,380      115,474     111,474     133,902      129,902
        ----------------------------------------------------------------------------
         5   89,333      86,333      119,706     116,706     144,047      141,047
        ----------------------------------------------------------------------------
         6   87,331      85,331      124,093     122,093     154,961      152,961
        ----------------------------------------------------------------------------
         7   85,373      84,373      128,640     127,640     166,702      165,702
        ----------------------------------------------------------------------------
         8   83,458      83,458      133,355     133,355     179,333      179,333
        ----------------------------------------------------------------------------
         9   81,585      81,585      138,242     138,242     192,920      192,920
        ----------------------------------------------------------------------------
        10   79,753      79,753      143,309     143,309     207,537      207,537
        ----------------------------------------------------------------------------
        11   77,962      77,962      148,561     148,561     223,262      223,262
        ----------------------------------------------------------------------------
        12   76,210      76,210      154,005     154,005     240,178      240,178
        ----------------------------------------------------------------------------
        13   74,497      74,497      159,649     159,649     258,375      258,375
        ----------------------------------------------------------------------------
        14   72,822      72,822      165,500     165,500     277,952      277,952
        ----------------------------------------------------------------------------
        15   71,183      71,183      171,565     171,565     299,011      299,011
        ----------------------------------------------------------------------------
        16   69,581      69,581      177,853     177,853     321,667      321,667
        ----------------------------------------------------------------------------
        17   68,014      68,014      184,371     184,371     346,038      346,038
        ----------------------------------------------------------------------------
        18   66,481      66,481      191,128     191,128     372,257      372,257
        ----------------------------------------------------------------------------
        19   64,982      64,982      198,132     198,132     400,462      400,462
        ----------------------------------------------------------------------------
        20   63,517      63,517      205,394     205,394     430,803      430,803
        ----------------------------------------------------------------------------
        21   62,083      62,083      212,921     212,921     463,444      463,444
        ----------------------------------------------------------------------------
        22   60,681      60,681      220,724     220,724     498,558      498,558
        ----------------------------------------------------------------------------
        23   59,310      59,310      228,813     228,813     536,333      536,333
        ----------------------------------------------------------------------------
        24   57,969      57,969      237,199     237,199     576,969      576,969
        ----------------------------------------------------------------------------
        25   56,658      56,658      245,892     245,892     620,684      620,684
        ----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.09%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 X Share



            ------------------------------------------------------------------------
            0% Gross rate of return 6% Gross rate of return 10% Gross rate of return
            All years    -2.59%     All years     3.26%     All years      7.15%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   103,264     94,264      109,442     100,442     113,561      104,561
        ----------------------------------------------------------------------------
         2   100,591     92,091      113,006     104,506     121,684      113,184
        ----------------------------------------------------------------------------
         3    97,988     89,988      116,686     108,686     130,388      122,388
        ----------------------------------------------------------------------------
         4    95,417     88,417      120,486     113,486     139,714      132,714
        ----------------------------------------------------------------------------
         5    92,914     86,914      124,410     118,410     149,708      143,708
        ----------------------------------------------------------------------------
         6    90,475     85,475      128,461     123,461     160,416      155,416
        ----------------------------------------------------------------------------
         7    88,099     84,099      132,644     128,644     171,891      167,891
        ----------------------------------------------------------------------------
         8    85,785     82,785      136,964     133,964     184,186      181,186
        ----------------------------------------------------------------------------
         9    83,530     81,530      141,424     139,424     197,361      195,361
        ----------------------------------------------------------------------------
        10    81,724     81,724      146,443     146,443     211,906      211,906
        ----------------------------------------------------------------------------
        11    79,964     79,964      151,624     151,624     227,493      227,493
        ----------------------------------------------------------------------------
        12    78,250     78,250      156,975     156,975     244,194      244,194
        ----------------------------------------------------------------------------
        13    76,581     76,581      162,500     162,500     262,089      262,089
        ----------------------------------------------------------------------------
        14    74,954     74,954      168,205     168,205     281,265      281,265
        ----------------------------------------------------------------------------
        15    73,370     73,370      174,095     174,095     301,812      301,812
        ----------------------------------------------------------------------------
        16    71,826     71,826      180,178     180,178     323,829      323,829
        ----------------------------------------------------------------------------
        17    70,323     70,323      186,458     186,458     347,421      347,421
        ----------------------------------------------------------------------------
        18    68,858     68,858      192,943     192,943     372,700      372,700
        ----------------------------------------------------------------------------
        19    67,432     67,432      199,639     199,639     399,788      399,788
        ----------------------------------------------------------------------------
        20    66,042     66,042      206,553     206,553     428,813      428,813
        ----------------------------------------------------------------------------
        21    64,688     64,688      213,693     213,693     459,914      459,914
        ----------------------------------------------------------------------------
        22    63,369     63,369      221,065     221,065     493,240      493,240
        ----------------------------------------------------------------------------
        23    62,085     62,085      228,676     228,676     528,950      528,950
        ----------------------------------------------------------------------------
        24    60,834     60,834      236,536     236,536     567,214      567,214
        ----------------------------------------------------------------------------
        25    59,615     59,615      244,652     244,652     608,215      608,215
        ----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.09%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value               =   {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                             =   ($63,655 - $2,522) * 1.05
                             =   $64,190

 Highest Anniversary Value   =   $70,000 - [$70,000 * $5,000/$45,000]
                             =   $70,000 - $7,778
                             =   $62,222

 Basic Death Benefit         =   max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                             =   max [$43,000, $44,444]
                             =   $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value               =   $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                             =   $81,445 + $15,000 - $6,889
                             =   $89,556

 Highest Anniversary Value   =   $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                             =   $85,000 + $15,000 - $ 7,143
                             =   $92,857

 Basic Death Benefit         =   max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value   =   $90,000 - [$90,000 * $15,000/$75,000]
                       =   $90,000 - $18,000
                       =   $72,000

 Basic Death Benefit   =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                       =   max [$80,000, $40,000]
                       =   $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value   =   $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                       =   $80,000 + $15,000 - $6,786
                       =   $88,214

 Basic Death Benefit   =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                       =   max [$75,000, $60,357]
                       =   $75,000

 The Death Benefit therefore is $88,214.

 APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

        L = I * Q * A

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                       Target Ratio r   =   (L - F) / V.

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

   . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T   =   {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}   T(greater than)0, Money moving from the Permitted
                                                         Sub-accounts to the Benefit Fixed Rate Account
 T   =   {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}   T(less than)0, Money moving from the Benefit Fixed Rate
                                                         Account to the Permitted Sub-accounts]


 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28

 Target Ratio:

                      R   =   (L - F) / V
                          =   (76,710.28 - 0) / 92,300.00
                          =   83.11%

 Since r(greater than)C\\u\\ (because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

   T   =   {Min (V, [L - F - V * Ct] / (1 - Ct))}
       =   {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
       =   {Min (92,300.00, 14,351.40)}
       =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

         APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY GRO:

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."



     L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.



 Next the formula calculates the following formula ratio:

        r = (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:



             T   =   {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}



 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:



             T   =   {Min(B, - [L - B- V * C\\t\\] / (1 - C\\t\\))}



 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX F - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND
                     SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . Cu - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Ct - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . Cl - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

        L = 0.05 * P * A

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - B) / V.



       . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - B - V * Ct] / (1 - Ct))}     Money moving from the Permitted Sub-accounts
                                                   to the AST Investment Grade Bond Portfolio
                                                   Sub-account
 T   =   {Min(B, - [L - B - V * Ct] / (1 - Ct))}   Money moving from the AST Investment Grade
                                                   Bond Portfolio Sub-account to the Permitted
                                                   Sub-accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

                                                       ---------------
          [LOGO] Prudential                               PRSRT STD
          The Prudential Insurance Company of America   U.S. POSTAGE
          751 Broad Street                                  PAID
          Newark, NJ 07102-3777                         LANCASTER, PA
                                                       PERMIT NO. 1793
                                                       ---------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2008


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series") and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2008. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


               Company......................................  2
               Experts......................................  2
               Principal Underwriter........................  2
               Payments Made to Promote Sale of Our Products  2
               Allocation of Initial Purchase Payment.......  3
               Determination of Accumulation Unit Values....  3
               Accumulation Unit Values.....................  4
               Separate Account Financial Information....... A1
               Company Financial Information................ B1


         Pruco Life Insurance               Prudential Annuity
                Company                       Service Center
         213 Washington Street                 P.O. Box 7960
         Newark, NJ 07102-2992                 Philadelphia,
                                            Pennsylvania 19176
                                         Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc.("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual variable annuities issued through the separate account, PAD received commissions of $116,185,253, $129,869,109, and $111,101,993, in 2007, 2006, and 2005, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $2,072 and $1,325,582, respectively.


Advantage Capital Corporation
AIG Financial Advisors, Inc.
Citigroup Global Markets, Inc.
Financial Network Investment Corp.
FSC Securities Corp.
ING Financial Partners
Merrill Lynch
Morgan Stanley
Multi-Financial Securities Corporation
Primevest
Raymond James & Associates
Raymond James Financial Services
Royal Alliance

Stifel Nicolaus & Co., Inc.

Sunamerica Securities, Inc.
UBS Financial Services
Wachovia

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99209    $10.60171               0
   1/1/2007 to 12/31/2007..................................  $10.60171    $12.40345               0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97067    $10.64737               0
   1/1/2007 to 12/31/2007..................................  $10.64737    $11.46345               0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95042    $11.06626               0
   1/1/2007 to 12/31/2007..................................  $11.06626    $10.48707               0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.96053    $11.03108               0
   1/1/2007 to 12/31/2007..................................  $11.03108    $11.39626               0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95080    $10.72630               0
   1/1/2007 to 12/31/2007..................................  $10.72630    $10.76050               0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.98438    $11.02064               0
   1/1/2007 to 12/31/2007..................................  $11.02064    $10.81865               0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $ 9.98433    $10.56714               0
   1/1/2007 to 12/31/2007..................................  $10.56714    $11.31065         102,888

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97003    $10.54251       1,800,950
   1/1/2007 to 12/31/2007..................................  $10.54251    $11.31443       7,345,965

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97974    $10.60086       1,741,226
   1/1/2007 to 12/31/2007..................................  $10.60086    $11.43120       7,256,023

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.88701    $12.11318               0
   1/1/2007 to 12/31/2007..................................  $12.11318    $ 9.53033               0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.97944    $10.49898         660,338
   1/1/2007 to 12/31/2007......................  $10.49898    $11.25387       2,883,308

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.94927    $11.01318               0
   1/1/2007 to 12/31/2007......................  $11.01318    $10.95037               0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006....................  $ 9.98799    $ 9.44486               0
   1/1/2007 to 12/31/2007......................  $ 9.44486    $11.01865               0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.98285    $10.45147               0
   1/1/2007 to 12/31/2007......................  $10.45147    $ 8.44578               0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99857    $ 9.94478               0
   1/1/2007 to 12/31/2007......................  $ 9.94478    $10.86864               0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006....................  $ 9.96723    $10.53489               0
   1/1/2007 to 12/31/2007......................  $10.53489    $10.55381         314,971

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.93493    $10.24906               0
   1/1/2007 to 12/31/2007......................  $10.24906    $11.48125               0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99857    $10.56250               0
   1/1/2007 to 12/31/2007......................  $10.56250    $10.63742               0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.95792    $ 9.86401               0
   1/1/2007 to 12/31/2007......................  $ 9.86401    $11.56909               0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99857    $10.57842               0
   1/1/2007 to 12/31/2007......................  $10.57842    $11.37690               0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.95990    $11.00919               0
   1/1/2007 to 12/31/2007......................  $11.00919    $10.49565               0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.99857    $10.47669              0
   1/1/2007 to 12/31/2007....................  $10.47669    $10.92227              0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.94804    $10.21374              0
   1/1/2007 to 12/31/2007....................  $10.21374    $11.53918              0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.96011    $11.10079              0
   1/1/2007 to 12/31/2007....................  $11.10079    $11.93449              0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.93168    $10.38005              0
   1/1/2007 to 12/31/2007....................  $10.38005    $11.74189              0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.92901    $10.39990              0
   1/1/2007 to 12/31/2007....................  $10.39990    $10.50138              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.96496    $10.19976              0
   1/1/2007 to 12/31/2007....................  $10.19976    $12.24905              0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $10.03571    $10.15678              0
   1/1/2007 to 12/31/2007....................  $10.15678    $10.29756              0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.98017    $10.16612              0
   1/1/2007 to 12/31/2007....................  $10.16612    $10.66960              0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.97916    $10.41199        145,637
   1/1/2007 to 12/31/2007....................  $10.41199    $11.12416        869,033

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.99240    $10.45801              0
   1/1/2007 to 12/31/2007....................  $10.45801    $ 9.70078              0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.96810    $10.62508          16,581
   1/1/2007 to 12/31/2007............................  $10.62508    $11.10168       1,530,578

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98957    $10.29346               0
   1/1/2007 to 12/31/2007............................  $10.29346    $11.09132               0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14742    $ 9.82387               0
   1/1/2007 to 12/31/2007............................  $ 9.82387    $13.56505               0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98875    $10.48624         491,170
   1/1/2007 to 12/31/2007............................  $10.48624    $11.28462       2,149,669

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99857    $10.30127         546,256
   1/1/2007 to 12/31/2007............................  $10.30127    $11.27901       2,148,978

AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99857    $10.52216         336,742
   1/1/2007 to 12/31/2007............................  $10.52216    $11.22519       1,558,196

AST International Value Portfolio

   5/01/2006* to 12/31/2006..........................  $10.01024    $10.86455               0
   1/1/2007 to 12/31/2007............................  $10.86455    $12.57772               0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006..........................  $ 9.97123    $10.29870               0
   1/1/2007 to 12/31/2007............................  $10.29870    $10.96160               0

AST Small Cap Growth

   5/01/2006* to 12/31/2006..........................  $ 9.90506    $ 9.90872               0
   1/1/2007 to 12/31/2007............................  $ 9.90872    $10.43378               0

AST Money Market

   5/01/2006* to 12/31/2006..........................  $ 9.99975    $10.20465               0
   1/1/2007 to 12/31/2007............................  $10.20465    $10.51994               0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006..........................  $ 9.94009    $10.46223               0
   1/1/2007 to 12/31/2007............................  $10.46223    $11.12804               0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.75%)
          Or Highest Daily Lifetime Five Income Benefit Only (1.75%)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............   $9.99857     $9.97857           0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (1.65%)
               Or Highest Daily Value Death Benefit Only (1.65%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99217    $10.60857          19,994
   1/1/2007 to 12/31/2007..................................  $10.60857    $12.42369          80,256

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97075    $10.65444          81,968
   1/1/2007 to 12/31/2007..................................  $10.65444    $11.48247         397,218

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95050    $11.07358           6,425
   1/1/2007 to 12/31/2007..................................  $11.07358    $10.50436          52,582

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.96061    $11.03839          61,226
   1/1/2007 to 12/31/2007..................................  $11.03839    $11.41506         161,603

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95088    $10.73335          15,164
   1/1/2007 to 12/31/2007..................................  $10.73335    $10.77810         137,106

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.98446    $11.02798          16,675
   1/1/2007 to 12/31/2007..................................  $11.02798    $10.83649          66,519

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $ 9.98441    $10.57410           8,013
   1/1/2007 to 12/31/2007..................................  $10.57410    $11.32929          56,279

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97011    $10.54948         487,697
   1/1/2007 to 12/31/2007..................................  $10.54948    $11.33298       1,854,802

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97982    $10.60788         461,576
   1/1/2007 to 12/31/2007..................................  $10.60788    $11.45013       1,759,163

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.88709    $12.12112          16,960
   1/1/2007 to 12/31/2007..................................  $12.12112    $ 9.54601          47,347

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (1.65%)
               Or Highest Daily Value Death Benefit Only (1.65%)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.97952    $10.50591        143,900
   1/1/2007 to 12/31/2007......................  $10.50591    $11.27241        925,331

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.94935    $11.02043         31,545
   1/1/2007 to 12/31/2007......................  $11.02043    $10.96842         93,783

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006....................  $ 9.98807    $ 9.45107         19,223
   1/1/2007 to 12/31/2007......................  $ 9.45107    $11.03677         43,081

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.98293    $10.45835         16,023
   1/1/2007 to 12/31/2007......................  $10.45835    $ 8.45979         48,423

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99865    $ 9.95128         15,281
   1/1/2007 to 12/31/2007......................  $ 9.95128    $10.88644         49,902

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006....................  $ 9.96731    $10.54184         32,202
   1/1/2007 to 12/31/2007......................  $10.54184    $10.57119        105,344

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.93501    $10.25572         14,290
   1/1/2007 to 12/31/2007......................  $10.25572    $11.50010         78,058

AST High Yield Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99865    $10.56935         15,966
   1/1/2007 to 12/31/2007......................  $10.56935    $10.65488         41,345

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.95800    $ 9.87049         29,431
   1/1/2007 to 12/31/2007......................  $ 9.87049    $11.58795         66,212

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.99865    $10.58528         31,391
   1/1/2007 to 12/31/2007......................  $10.58528    $11.39557        135,112

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $ 9.95998    $11.01653         33,440
   1/1/2007 to 12/31/2007......................  $11.01653    $10.51304         87,985

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (1.65%)
               Or Highest Daily Value Death Benefit Only (1.65%)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.99865    $10.48364          3,941
   1/1/2007 to 12/31/2007....................  $10.48364    $10.94031         66,536

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.94812    $10.22050         70,736
   1/1/2007 to 12/31/2007....................  $10.22050    $11.55829        170,702

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.96019    $11.10805         49,656
   1/1/2007 to 12/31/2007....................  $11.10805    $11.95409         98,340

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.93177    $10.38694         11,858
   1/1/2007 to 12/31/2007....................  $10.38694    $11.76121         47,706

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.92909    $10.40684         18,461
   1/1/2007 to 12/31/2007....................  $10.40684    $10.51880         44,871

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.96504    $10.20654         24,867
   1/1/2007 to 12/31/2007....................  $10.20654    $12.26927         91,509

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $10.03579    $10.16355         22,815
   1/1/2007 to 12/31/2007....................  $10.16355    $10.31459         67,598

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.98026    $10.17287         37,130
   1/1/2007 to 12/31/2007....................  $10.17287    $10.68713         36,038

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.97924    $10.41890         92,972
   1/1/2007 to 12/31/2007....................  $10.41890    $11.14257        236,565

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $ 9.99248    $10.46496         19,385
   1/1/2007 to 12/31/2007....................  $10.46496    $ 9.71682         42,102

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (1.65%)
               Or Highest Daily Value Death Benefit Only (1.65%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.96819    $10.63207         20,537
   1/1/2007 to 12/31/2007............................  $10.63207    $11.11985        628,407

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98965    $10.30028         10,514
   1/1/2007 to 12/31/2007............................  $10.30028    $11.10959         50,861

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14750    $ 9.83031         48,980
   1/1/2007 to 12/31/2007............................  $ 9.83031    $13.58724        227,197

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98883    $10.49311        107,572
   1/1/2007 to 12/31/2007............................  $10.49311    $11.30326        444,522

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99865    $10.30802         94,690
   1/1/2007 to 12/31/2007............................  $10.30802    $11.29766        317,418

AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99865    $10.52917         65,461
   1/1/2007 to 12/31/2007............................  $10.52917    $11.24372        258,836

AST International Value Portfolio

   5/01/2006* to 12/31/2006..........................  $10.01032    $10.87171         27,392
   1/1/2007 to 12/31/2007............................  $10.87171    $12.59851        121,133

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006..........................  $ 9.97131    $10.30548         64,753
   1/1/2007 to 12/31/2007............................  $10.30548    $10.97951        203,059

AST Small Cap Growth

   5/01/2006* to 12/31/2006..........................  $ 9.90514    $ 9.91537         17,059
   1/1/2007 to 12/31/2007............................  $ 9.91537    $10.45096         37,088

AST Money Market

   5/01/2006* to 12/31/2006..........................  $ 9.99983    $10.21135         37,836
   1/1/2007 to 12/31/2007............................  $10.21135    $10.53730        305,019

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006..........................  $ 9.94018    $10.46916         33,379
   1/1/2007 to 12/31/2007............................  $10.46916    $11.14637        103,389

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit
                                 Only (1.65%)
               Or Highest Daily Value Death Benefit Only (1.65%)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............   $9.99865     $9.97982           0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99197    $10.59108               0
   1/1/2007 to 12/31/2007..................................  $10.59108    $12.37266               0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.63747    $11.34830               0
   1/1/2007 to 12/31/2007..................................  $11.34830    $12.20009               0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.03110    $12.25615               0
   1/1/2007 to 12/31/2007..................................  $12.25615    $11.59745               0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.65822    $11.79214               0
   1/1/2007 to 12/31/2007..................................  $11.79214    $12.16446               0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.65212    $11.47106               0
   1/1/2007 to 12/31/2007..................................  $11.47106    $11.49052               0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.72581    $11.82754               0
   1/1/2007 to 12/31/2007..................................  $11.82754    $11.59346               0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.48067    $11.08163               0
   1/1/2007 to 12/31/2007..................................  $11.08163    $11.84385          10,279

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.39927    $10.98569         583,389
   1/1/2007 to 12/31/2007..................................  $10.98569    $11.77245       1,859,641

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.51837    $11.16214         696,836
   1/1/2007 to 12/31/2007..................................  $11.16214    $12.01860       1,899,240

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.14998    $16.09509               0
   1/1/2007 to 12/31/2007..................................  $16.09509    $12.64447               0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006....................  $10.34964    $10.87782        198,275
   1/1/2007 to 12/31/2007......................  $10.87782    $11.64277        528,469

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $11.55276    $12.77562              0
   1/1/2007 to 12/31/2007......................  $12.77562    $12.68399              0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006....................  $11.52092    $10.88374              0
   1/1/2007 to 12/31/2007......................  $10.88374    $12.67848              0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $11.25302    $11.76968              0
   1/1/2007 to 12/31/2007......................  $11.76968    $ 9.49700              0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006....................  $12.19699    $12.11939              0
   1/1/2007 to 12/31/2007......................  $12.11939    $13.22558              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006....................  $10.95216    $11.56456              0
   1/1/2007 to 12/31/2007......................  $11.56456    $11.56821         25,715

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006....................  $11.24704    $11.59121              0
   1/1/2007 to 12/31/2007......................  $11.59121    $12.96551              0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006....................  $10.09677    $10.65578              0
   1/1/2007 to 12/31/2007......................  $10.65578    $10.71545              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006....................  $11.12778    $11.01205              0
   1/1/2007 to 12/31/2007......................  $11.01205    $12.89631              0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006....................  $12.12272    $12.81320              0
   1/1/2007 to 12/31/2007......................  $12.81320    $13.75995              0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006....................  $11.09247    $12.24906              0
   1/1/2007 to 12/31/2007......................  $12.24906    $11.66043              0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..................  $10.22221    $10.70056              0
   1/1/2007 to 12/31/2007....................  $10.70056    $11.13919              0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..................  $11.16512    $11.45220              0
   1/1/2007 to 12/31/2007....................  $11.45220    $12.91932              0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..................  $11.45716    $12.75677              0
   1/1/2007 to 12/31/2007....................  $12.75677    $13.69463              0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..................  $11.06858    $11.55696              0
   1/1/2007 to 12/31/2007....................  $11.55696    $13.05382              0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $11.07117    $11.58488              0
   1/1/2007 to 12/31/2007....................  $11.58488    $11.68066              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..................  $12.38451    $12.66399              0
   1/1/2007 to 12/31/2007....................  $12.66399    $15.18589              0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $11.67846    $11.80784              0
   1/1/2007 to 12/31/2007....................  $11.80784    $11.95373              0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..................  $10.04974    $10.22695              0
   1/1/2007 to 12/31/2007....................  $10.22695    $10.71750              0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..................  $10.20074    $10.63282         33,620
   1/1/2007 to 12/31/2007....................  $10.63282    $11.34340        192,633

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..................  $11.97289    $12.51865              0
   1/1/2007 to 12/31/2007....................  $12.51865    $11.59499              0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.71510    $11.41015              0
   1/1/2007 to 12/31/2007............................  $11.41015    $11.90429        216,312

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.55493    $ 9.83592              0
   1/1/2007 to 12/31/2007............................  $ 9.83592    $10.58257              0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.77422    $13.32198              0
   1/1/2007 to 12/31/2007............................  $13.32198    $18.36788              0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14643    $10.64132        118,534
   1/1/2007 to 12/31/2007............................  $10.64132    $11.43460        381,987

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16637    $10.46392        160,806
   1/1/2007 to 12/31/2007............................  $10.46392    $11.44013        410,282

AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.04664    $10.56241        121,250
   1/1/2007 to 12/31/2007............................  $10.56241    $11.25138        309,496

AST International Value Portfolio

   5/01/2006* to 12/31/2006..........................  $10.01012    $10.85384              0
   1/1/2007 to 12/31/2007............................  $10.85384    $12.54671              0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006..........................  $ 9.97111    $10.28859              0
   1/1/2007 to 12/31/2007............................  $10.28859    $10.93452              0

AST Small Cap Growth

   5/01/2006* to 12/31/2006..........................  $ 9.90494    $ 9.89897              0
   1/1/2007 to 12/31/2007............................  $ 9.89897    $10.40798              0

AST Money Market

   5/01/2006* to 12/31/2006..........................  $ 9.99963    $10.19448              0
   1/1/2007 to 12/31/2007............................  $10.19448    $10.49408              0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006..........................  $ 9.93997    $10.45186              0
   1/1/2007 to 12/31/2007............................  $10.45186    $11.10054              0

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............   $9.99845     $9.97679           0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------

AST International Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.15948    $12.05201              0

AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.12210    $11.05096          1,576

AST Alliance Bernstein Core Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11700    $ 9.82815          5,487

AST Alliance Bernstein Growth & Income Portfolio

   3/19/2007* to 12/31/2007................................  $10.11632    $10.62005              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/19/2007* to 12/31/2007................................  $10.11188    $10.37151              0

AST American Century Income & Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.12345    $10.18301              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   3/19/2007* to 12/31/2007................................  $10.07291    $10.87140          1,400

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.08004    $10.91282        129,445

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.09687    $11.01224         40,327

AST Cohen & Steers Realty Portfolio

   3/19/2007* to 12/31/2007................................  $10.10286    $ 7.81223          2,528

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.07151    $10.86097          3,120

AST DeAm Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11154    $10.19617          2,976

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   3/19/2007* to 12/31/2007................................  $10.12073    $11.75209              0

AST DeAm Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.09789    $ 8.33201              0

AST Federated Aggressive Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.10254    $10.91958              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   3/19/2007* to 12/31/2007................................  $10.08054    $10.17383              0

AST Goldman Sachs Concentrated Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09100    $11.53628          4,723

AST High Yield Portfolio

   3/19/2007* to 12/31/2007................................  $ 9.99918    $ 9.96607              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09800    $11.48986          1,492

AST JPMorgan International Equity Portfolio

   3/19/2007* to 12/31/2007................................  $10.14435    $10.97941          2,000

AST Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11587    $ 9.84473              0

AST Lord Abbett Bond-Debenture Portfolio

   3/19/2007* to 12/31/2007................................  $10.02439    $10.32185              0

AST Marsico Capital Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.13199    $11.47337          2,345

                               PREMIER B SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Beneficiary Continuation Option-1.00% Settlement
                                Service Charge



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------

AST MFS Global Equity Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11667    $10.95164             0

AST MFS Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10694    $11.59267             0

AST Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10574    $10.11084             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11565    $11.82260             0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.13369    $10.25701         2,202

AST PIMCO Limited Maturity Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.99034    $10.47408         6,233

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.04514    $10.75670             0

AST Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11095    $ 9.43656         1,552

AST T. Rowe Price Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.06740    $10.57860           492

AST T. Rowe Price Global Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.98213    $10.73003             0

AST T. Rowe Price Natural Resources Portfolio

   3/19/2007* to 12/31/2007..........................  $10.17958    $13.94064             0

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07305    $10.83452             0

AST First Trust Capital Appreciation Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10404    $11.19117           469

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07381    $10.77036         7,255

AST International Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.12617    $11.65068             0

AST PIMCO Total Return Bond

   3/19/2007* to 12/31/2007..........................  $ 9.99058    $10.56075             0

AST Small Cap Growth

   3/19/2007* to 12/31/2007..........................  $10.09716    $10.46802             0

AST Money Market

   3/19/2007* to 12/31/2007..........................  $10.00052    $10.29973             0

AST T. Rowe Price Large-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.08361    $10.93976             0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007.........................  $ 9.99918    $ 9.98774             0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (2.00%)
               Or Highest Daily Value Death Benefit Only (2.00%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------

AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99189    $10.58416          15,051
   1/1/2007 to 12/31/2007..................................  $10.58416    $12.35238          90,346

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.63310    $11.33625         180,371
   1/1/2007 to 12/31/2007..................................  $11.33625    $12.17518         521,702

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.01876    $12.23446          21,928
   1/1/2007 to 12/31/2007..................................  $12.23446    $11.56559         234,374

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.64625    $11.77136           9,710
   1/1/2007 to 12/31/2007..................................  $11.77136    $12.13101         238,497

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.64027    $11.45078           3,096
   1/1/2007 to 12/31/2007..................................  $11.45078    $11.45877          20,820

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.71391    $11.80673          17,847
   1/1/2007 to 12/31/2007..................................  $11.80673    $11.56160          34,485

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.46891    $11.06202          21,122
   1/1/2007 to 12/31/2007..................................  $11.06202    $11.81124          72,333

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.39507    $10.97421       2,964,674
   1/1/2007 to 12/31/2007..................................  $10.97421    $11.74849       4,498,823

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.51414    $11.15035       3,020,338
   1/1/2007 to 12/31/2007..................................  $11.15035    $11.99410       4,800,837

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.13532    $16.06675          14,159
   1/1/2007 to 12/31/2007..................................  $16.06675    $12.60975          76,450

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.34548    $10.86648       1,046,570
   1/1/2007 to 12/31/2007..................................  $10.86648    $11.61914       1,857,184

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.53987    $12.75305          29,526
   1/1/2007 to 12/31/2007..................................  $12.75305    $12.64902         189,557

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $11.50804    $10.86446          18,875
   1/1/2007 to 12/31/2007..................................  $10.86446    $12.64347          24,119

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.24045    $11.74897           6,057
   1/1/2007 to 12/31/2007..................................  $11.74897    $ 9.47088          57,788
AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $12.18344    $12.09814           7,642
   1/1/2007 to 12/31/2007..................................  $12.09814    $13.18937          21,648

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.93985    $11.54409          16,048
   1/1/2007 to 12/31/2007..................................  $11.54409    $11.53629         128,261

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $11.23457    $11.57079           6,888
   1/1/2007 to 12/31/2007..................................  $11.57079    $12.92987          16,007

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $10.08544    $10.63693          11,024
   1/1/2007 to 12/31/2007..................................  $10.63693    $10.68590          18,825

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES:Combination 5% roll-up and HAV Death Benefit Only
                                    (2.00%)
               Or Highest Daily Value Death Benefit Only (2.00%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.11533    $10.99262         10,786
   1/1/2007 to 12/31/2007............................  $10.99262    $12.86093         31,283

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $12.10914    $12.79052         46,067
   1/1/2007 to 12/31/2007............................  $12.79052    $13.72201         88,420

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.07993    $12.22726         47,535
   1/1/2007 to 12/31/2007............................  $12.22726    $11.62816         52,330

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $10.21082    $10.68176         23,977
   1/1/2007 to 12/31/2007............................  $10.68176    $11.10865         99,091

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.15276    $11.43214         74,326
   1/1/2007 to 12/31/2007............................  $11.43214    $12.88395        154,005

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $11.44442    $12.73424         16,129
   1/1/2007 to 12/31/2007............................  $12.73424    $13.65679         42,636

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.05617    $11.53646          6,886
   1/1/2007 to 12/31/2007............................  $11.53646    $13.01784         49,895

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.05873    $11.56440          3,419
   1/1/2007 to 12/31/2007............................  $11.56440    $11.64848         15,255

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $12.37076    $12.64173         11,584
   1/1/2007 to 12/31/2007............................  $12.64173    $15.14430        113,400

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.66544    $11.78698         22,317
   1/1/2007 to 12/31/2007............................  $11.78698    $11.92093         51,226

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $10.03889    $10.20929          4,598
   1/1/2007 to 12/31/2007............................  $10.20929    $10.68853         21,760

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.19670    $10.62171        193,286
   1/1/2007 to 12/31/2007............................  $10.62171    $11.32027        462,408

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.95952    $12.49653         27,594
   1/1/2007 to 12/31/2007............................  $12.49653    $11.56307         69,073

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.70312    $11.38999         21,370
   1/1/2007 to 12/31/2007............................  $11.38999    $11.87148        806,006

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.54430    $ 9.81863         16,376
   1/1/2007 to 12/31/2007............................  $ 9.81863    $10.55353         35,653

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.75887    $13.29851         13,035
   1/1/2007 to 12/31/2007............................  $13.29851    $18.31759         35,052

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14523    $10.63315        261,327
   1/1/2007 to 12/31/2007............................  $10.63315    $11.41460        877,204

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16515    $10.45581        171,825
   1/1/2007 to 12/31/2007............................  $10.45581    $11.42010        733,717

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (2.00%)
               Or Highest Daily Value Death Benefit Only (2.00%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------

AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $10.04545    $10.55436        156,541
   1/1/2007 to 12/31/2007...................  $10.55436    $11.23166        409,967

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.01004    $10.84662         35,107
   1/1/2007 to 12/31/2007...................  $10.84662    $12.52596         92,306

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97103    $10.28172         64,090
   1/1/2007 to 12/31/2007...................  $10.28172    $10.91649        226,167

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90486    $ 9.89252          7,429
   1/1/2007 to 12/31/2007...................  $ 9.89252    $10.39092          7,373

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99955    $10.18783         53,526
   1/1/2007 to 12/31/2007...................  $10.18783    $10.47687         61,563

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93989    $10.44494         32,974
   1/1/2007 to 12/31/2007...................  $10.44494    $11.08230         57,350

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99837    $ 9.97564          2,546



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.10%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.10%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99181    $10.57717                0
   1/1/2007 to 12/31/2007..................................  $10.57717    $12.33211                0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.62887    $11.32444                0
   1/1/2007 to 12/31/2007..................................  $11.32444    $12.15039                0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.00641    $12.21281                0
   1/1/2007 to 12/31/2007..................................  $12.21281    $11.53367                0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.63443    $11.75065                0
   1/1/2007 to 12/31/2007..................................  $11.75065    $12.09783                0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.62830    $11.43057                0
   1/1/2007 to 12/31/2007..................................  $11.43057    $11.42738                0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.70202    $11.78602                0
   1/1/2007 to 12/31/2007..................................  $11.78602    $11.53005                0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.45722    $11.04245                0
   1/1/2007 to 12/31/2007..................................  $11.04245    $11.77871           93,492

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.39084    $10.96256        9,081,958
   1/1/2007 to 12/31/2007..................................  $10.96256    $11.72459       12,892,577

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.50991    $11.13864       10,685,211
   1/1/2007 to 12/31/2007..................................  $11.13864    $11.96972       19,352,529

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.12069    $16.03849                0
   1/1/2007 to 12/31/2007..................................  $16.03849    $12.57515                0

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.34133    $10.85494        2,735,555
   1/1/2007 to 12/31/2007..................................  $10.85494    $11.59528        4,054,872

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.52704    $12.73070                0
   1/1/2007 to 12/31/2007..................................  $12.73070    $12.61442                0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $11.49528    $10.84539                0
   1/1/2007 to 12/31/2007..................................  $10.84539    $12.60892                0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.22786    $11.72822                0
   1/1/2007 to 12/31/2007..................................  $11.72822    $ 9.44487                0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $12.17005    $12.07703                0
   1/1/2007 to 12/31/2007..................................  $12.07703    $13.15347                0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006................................  $10.92771    $11.52382                0
   1/1/2007 to 12/31/2007..................................  $11.52382    $11.50472          414,208

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $11.22202    $11.55044                0
   1/1/2007 to 12/31/2007..................................  $11.55044    $12.89443                0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $10.07407    $10.61807                0
   1/1/2007 to 12/31/2007..................................  $10.61807    $10.65661                0

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.10%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.10%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.10295    $10.97316               0
   1/1/2007 to 12/31/2007............................  $10.97316    $12.82556               0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $12.09563    $12.76794               0
   1/1/2007 to 12/31/2007............................  $12.76794    $13.68437               0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.06758    $12.20570               0
   1/1/2007 to 12/31/2007............................  $12.20570    $11.59635               0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $10.19930    $10.66276               0
   1/1/2007 to 12/31/2007............................  $10.66276    $11.07795               0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.14037    $11.41196               0
   1/1/2007 to 12/31/2007............................  $11.41196    $12.84853               0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $11.43165    $12.71184               0
   1/1/2007 to 12/31/2007............................  $12.71184    $13.61948               0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.04383    $11.51619               0
   1/1/2007 to 12/31/2007............................  $11.51619    $12.98213               0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.04648    $11.54398               0
   1/1/2007 to 12/31/2007............................  $11.54398    $11.61648               0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $12.35708    $12.61948               0
   1/1/2007 to 12/31/2007............................  $12.61948    $15.10271               0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.65255    $11.76632               0
   1/1/2007 to 12/31/2007............................  $11.76632    $11.88823               0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $10.02751    $10.19107               0
   1/1/2007 to 12/31/2007............................  $10.19107    $10.65907               0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.19258    $10.61053         536,800
   1/1/2007 to 12/31/2007............................  $10.61053    $11.29724       1,480,087

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.94624    $12.47456               0
   1/1/2007 to 12/31/2007............................  $12.47456    $11.53147               0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.69114    $11.36989          33,714
   1/1/2007 to 12/31/2007............................  $11.36989    $11.83890       1,256,901

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.53367    $ 9.80134               0
   1/1/2007 to 12/31/2007............................  $ 9.80134    $10.52457               0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.74361    $13.27510               0
   1/1/2007 to 12/31/2007............................  $13.27510    $18.26734               0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14401    $10.62496       1,362,866
   1/1/2007 to 12/31/2007............................  $10.62496    $11.39463       4,907,526

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16392    $10.44781       1,090,138
   1/1/2007 to 12/31/2007............................  $10.44781    $11.40006       4,097,128

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.10%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.10%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $10.04424    $10.54620         689,232
   1/1/2007 to 12/31/2007...................  $10.54620    $11.21183       2,178,272

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.00996    $10.83950               0
   1/1/2007 to 12/31/2007...................  $10.83950    $12.50545               0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97094    $10.27495               0
   1/1/2007 to 12/31/2007...................  $10.27495    $10.89859               0

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90478    $ 9.88597               0
   1/1/2007 to 12/31/2007...................  $ 9.88597    $10.37389               0

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99947    $10.18121               0
   1/1/2007 to 12/31/2007...................  $10.18121    $10.45961               0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93981    $10.43814               0
   1/1/2007 to 12/31/2007...................  $10.43814    $11.06414               0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99829    $ 9.97440               0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99169    $10.56677                0
   1/1/2007 to 12/31/2007..................................  $10.56677    $12.30178                0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.62249    $11.30662                0
   1/1/2007 to 12/31/2007..................................  $11.30662    $12.11353                0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $10.98800    $12.18054                0
   1/1/2007 to 12/31/2007..................................  $12.18054    $11.48624                0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.61651    $11.71945                0
   1/1/2007 to 12/31/2007..................................  $11.71945    $12.04791                0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.61055    $11.40033                0
   1/1/2007 to 12/31/2007..................................  $11.40033    $11.38033                0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.68420    $11.75492                0
   1/1/2007 to 12/31/2007..................................  $11.75492    $11.48262                0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.43974    $11.01325                0
   1/1/2007 to 12/31/2007..................................  $11.01325    $11.73026           99,324

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.38461    $10.94529        5,532,354
   1/1/2007 to 12/31/2007..................................  $10.94529    $11.68877        9,731,970

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.50360    $11.12115        6,561,306
   1/1/2007 to 12/31/2007..................................  $11.12115    $11.93342       12,935,579

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.09878    $15.99622                0
   1/1/2007 to 12/31/2007..................................  $15.99622    $12.52355                0

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.33511    $10.83790        1,470,871
   1/1/2007 to 12/31/2007..................................  $10.83790    $11.56011        2,588,286

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.50768    $12.69696                0
   1/1/2007 to 12/31/2007..................................  $12.69696    $12.56242                0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $11.47605    $10.81666                0
   1/1/2007 to 12/31/2007..................................  $10.81666    $12.55697                0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.20903    $11.69708                0
   1/1/2007 to 12/31/2007..................................  $11.69708    $ 9.40579                0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $12.14965    $12.04505                0
   1/1/2007 to 12/31/2007..................................  $12.04505    $13.09925                0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006................................  $10.90941    $11.49327                0
   1/1/2007 to 12/31/2007..................................  $11.49327    $11.45739          301,914

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $11.20329    $11.51996                0
   1/1/2007 to 12/31/2007..................................  $11.51996    $12.84145                0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $10.05733    $10.59002                0
   1/1/2007 to 12/31/2007..................................  $10.59002    $10.61268                0

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.08434    $10.94421               0
   1/1/2007 to 12/31/2007............................  $10.94421    $12.77287               0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $12.07550    $12.73435               0
   1/1/2007 to 12/31/2007............................  $12.73435    $13.62815               0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.04913    $12.17354               0
   1/1/2007 to 12/31/2007............................  $12.17354    $11.54866               0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $10.18232    $10.63464               0
   1/1/2007 to 12/31/2007............................  $10.63464    $11.03240               0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.12177    $11.38185               0
   1/1/2007 to 12/31/2007............................  $11.38185    $12.79579               0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $11.41248    $12.67817               0
   1/1/2007 to 12/31/2007............................  $12.67817    $13.56337               0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.02534    $11.48567               0
   1/1/2007 to 12/31/2007............................  $11.48567    $12.92858               0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.02794    $11.51347               0
   1/1/2007 to 12/31/2007............................  $11.51347    $11.56862               0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $12.33643    $12.58620               0
   1/1/2007 to 12/31/2007............................  $12.58620    $15.04070               0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.63310    $11.73524               0
   1/1/2007 to 12/31/2007............................  $11.73524    $11.83935               0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $10.01081    $10.16415               0
   1/1/2007 to 12/31/2007............................  $10.16415    $10.61523               0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.18649    $10.59390         497,956
   1/1/2007 to 12/31/2007............................  $10.59390    $11.26294       1,319,704

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.92633    $12.44163               0
   1/1/2007 to 12/31/2007............................  $12.44163    $11.48395               0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.67335    $11.33991          13,042
   1/1/2007 to 12/31/2007............................  $11.33991    $11.79020       1,168,970

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.51777    $ 9.77542               0
   1/1/2007 to 12/31/2007............................  $ 9.77542    $10.48123               0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.72060    $13.23998               0
   1/1/2007 to 12/31/2007............................  $13.23998    $18.19215               0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14215    $10.61267         873,210
   1/1/2007 to 12/31/2007............................  $10.61267    $11.36459       2,362,014

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16209    $10.43578         731,245
   1/1/2007 to 12/31/2007............................  $10.43578    $11.37013       2,525,442

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $10.04243    $10.53407         617,809
   1/1/2007 to 12/31/2007...................  $10.53407    $11.18251       1,767,825

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.00984    $10.82889               0
   1/1/2007 to 12/31/2007...................  $10.82889    $12.47484               0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97082    $10.26474               0
   1/1/2007 to 12/31/2007...................  $10.26474    $10.87171               0

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90465    $ 9.87625               0
   1/1/2007 to 12/31/2007...................  $ 9.87625    $10.34839               0

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99935    $10.17121               0
   1/1/2007 to 12/31/2007...................  $10.17121    $10.43398               0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93969    $10.42785               0
   1/1/2007 to 12/31/2007...................  $10.42785    $11.03694               0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99817    $ 9.97260               0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.15948    $12.05201              0

AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.12210    $11.05096          1,576

AST Alliance Bernstein Core Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11700    $ 9.82815          5,487

AST Alliance Bernstein Growth & Income Portfolio

   3/19/2007* to 12/31/2007................................  $10.11632    $10.62005              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/19/2007* to 12/31/2007................................  $10.11188    $10.37151              0

AST American Century Income & Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.12345    $10.18301              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   3/19/2007* to 12/31/2007................................  $10.07291    $10.87140          1,400

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.08004    $10.91282        129,445

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.09687    $11.01224         40,327

AST Cohen & Steers Realty Portfolio

   3/19/2007* to 12/31/2007................................  $10.10286    $ 7.81223          2,528

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.07151    $10.86097          3,120

AST DeAm Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11154    $10.19617          2,976

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   3/19/2007* to 12/31/2007................................  $10.12073    $11.75209              0

AST DeAm Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.09789    $ 8.33201              0

AST Federated Aggressive Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.10254    $10.91958              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   3/19/2007* to 12/31/2007................................  $10.08054    $10.17383              0

AST Goldman Sachs Concentrated Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09100    $11.53628          4,723

AST High Yield Portfolio

   3/19/2007* to 12/31/2007................................  $ 9.99918    $ 9.96607              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09800    $11.48986          1,492

AST JPMorgan International Equity Portfolio

   3/19/2007* to 12/31/2007................................  $10.14435    $10.97941          2,000

AST Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11587    $ 9.84473              0

AST Lord Abbett Bond-Debenture Portfolio

   3/19/2007* to 12/31/2007................................  $10.02439    $10.32185              0

AST Marsico Capital Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.13199    $11.47337          2,345

                               PREMIER L SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST MFS Global Equity Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11667    $10.95164             0

AST MFS Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10694    $11.59267             0

AST Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10574    $10.11084             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11565    $11.82260             0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.13369    $10.25701         2,202

AST PIMCO Limited Maturity Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.99034    $10.47408         6,233

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.04514    $10.75670             0

AST Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11095    $ 9.43656         1,552

AST T. Rowe Price Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.06740    $10.57860           492

AST T. Rowe Price Global Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.98213    $10.73003             0

AST T. Rowe Price Natural Resources Portfolio

   3/19/2007* to 12/31/2007..........................  $10.17958    $13.94064             0

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07305    $10.83452             0

AST First Trust Capital Appreciation Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10404    $11.19117           469

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07381    $10.77036         7,255

AST International Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.12617    $11.65068             0

AST PIMCO Total Return Bond

   3/19/2007* to 12/31/2007..........................  $ 9.99058    $10.56075             0

AST Small Cap Growth

   3/19/2007* to 12/31/2007..........................  $10.09716    $10.46802             0

AST Money Market

   3/19/2007* to 12/31/2007..........................  $10.00052    $10.29973             0

AST T. Rowe Price Large-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.08361    $10.93976             0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007.........................  $ 9.99918    $ 9.98774             0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (2.05%)
              Or Highest Daily Value Death Benefit Only (2.05.%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99185    $10.58063          66,017
   1/1/2007 to 12/31/2007..................................  $10.58063    $12.34222         115,136

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97043    $10.62633         298,911
   1/1/2007 to 12/31/2007..................................  $10.62633    $11.40714         614,520

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95018    $11.04440          19,265
   1/1/2007 to 12/31/2007..................................  $11.04440    $10.43535          59,523

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.96029    $11.00935          15,614
   1/1/2007 to 12/31/2007..................................  $11.00935    $11.34013          60,992

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.95056    $10.70509          12,851
   1/1/2007 to 12/31/2007..................................  $10.70509    $10.70742         102,748

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.98414    $10.99891          21,491
   1/1/2007 to 12/31/2007..................................  $10.99891    $10.76521          50,360

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $ 9.98409    $10.54623           7,734
   1/1/2007 to 12/31/2007..................................  $10.54623    $11.25493          52,850

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.96979    $10.52176         830,438
   1/1/2007 to 12/31/2007..................................  $10.52176    $11.25870       2,543,454

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97950    $10.57999         831,880
   1/1/2007 to 12/31/2007..................................  $10.57999    $11.37500       2,558,602

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.88676    $12.08927          67,305
   1/1/2007 to 12/31/2007..................................  $12.08927    $ 9.48340          85,556

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.97919    $10.47828         398,107
   1/1/2007 to 12/31/2007..................................  $10.47828    $11.19855       1,045,566

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.94903    $10.99149          51,954
   1/1/2007 to 12/31/2007..................................  $10.99149    $10.89644         110,209

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $ 9.98775    $ 9.42612           8,246
   1/1/2007 to 12/31/2007..................................  $ 9.42612    $10.96429          51,379

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.98261    $10.43084          12,304
   1/1/2007 to 12/31/2007..................................  $10.43084    $ 8.40420          40,522

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.99833    $ 9.92504          21,362
   1/1/2007 to 12/31/2007..................................  $ 9.92504    $10.81494          51,954

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006................................  $ 9.96698    $10.51404          10,192
   1/1/2007 to 12/31/2007..................................  $10.51404    $10.50173          92,521

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.93469    $10.22872          39,668
   1/1/2007 to 12/31/2007..................................  $10.22872    $11.42452         117,879

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $ 9.99833    $10.54166          36,262
   1/1/2007 to 12/31/2007..................................  $10.54166    $10.58506          67,232

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (2.05%)
              Or Highest Daily Value Death Benefit Only (2.05.%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.95768    $ 9.84454         20,966
   1/1/2007 to 12/31/2007............................  $ 9.84454    $11.51201         70,051

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99833    $10.55747         33,028
   1/1/2007 to 12/31/2007............................  $10.55747    $11.32088        105,867

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.95966    $10.98746         69,622
   1/1/2007 to 12/31/2007............................  $10.98746    $10.44409        128,473

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99833    $10.45604          6,942
   1/1/2007 to 12/31/2007............................  $10.45604    $10.86861         19,664

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.94780    $10.19358         61,348
   1/1/2007 to 12/31/2007............................  $10.19358    $11.48245        121,725

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.95987    $11.07884          9,461
   1/1/2007 to 12/31/2007............................  $11.07884    $11.87567         27,105

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.93144    $10.35955          9,672
   1/1/2007 to 12/31/2007............................  $10.35955    $11.68399         22,402

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.92877    $10.37935         17,928
   1/1/2007 to 12/31/2007............................  $10.37935    $10.44960         50,093

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.96472    $10.17959         14,685
   1/1/2007 to 12/31/2007............................  $10.17959    $12.18878         86,925

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $10.03547    $10.13676         26,778
   1/1/2007 to 12/31/2007............................  $10.13676    $10.24685         61,947

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.97993    $10.14601         25,418
   1/1/2007 to 12/31/2007............................  $10.14601    $10.61705         38,117

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.97891    $10.39145        113,615
   1/1/2007 to 12/31/2007............................  $10.39145    $11.06941        280,016

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99216    $10.43745         34,916
   1/1/2007 to 12/31/2007............................  $10.43745    $ 9.65301         77,915

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.96786    $10.60407         31,732
   1/1/2007 to 12/31/2007............................  $10.60407    $11.04690        151,827

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98933    $10.27317         10,024
   1/1/2007 to 12/31/2007............................  $10.27317    $11.03673         70,825

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14718    $ 9.80443         78,226
   1/1/2007 to 12/31/2007............................  $ 9.80443    $13.49811        280,545

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.98851    $10.46548        246,133
   1/1/2007 to 12/31/2007............................  $10.46548    $11.22908        451,141

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.99833    $10.28092         96,046
   1/1/2007 to 12/31/2007............................  $10.28092    $11.22337        428,297



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only
                                    (2.05%)
              Or Highest Daily Value Death Benefit Only (2.05.%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------

AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $ 9.99833    $10.50147        131,264
   1/1/2007 to 12/31/2007...................  $10.50147    $11.16999        355,077

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.01000    $10.84310         53,925
   1/1/2007 to 12/31/2007...................  $10.84310    $12.51580        161,390

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97098    $10.27835         67,301
   1/1/2007 to 12/31/2007...................  $10.27835    $10.90759        232,812

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90482    $ 9.88919         17,114
   1/1/2007 to 12/31/2007...................  $ 9.88919    $10.38230         43,610

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99951    $10.18444         73,532
   1/1/2007 to 12/31/2007...................  $10.18444    $10.46814        175,527

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93985    $10.44162         31,269
   1/1/2007 to 12/31/2007...................  $10.44162    $11.07338        105,160

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99833    $ 9.97497              0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.15%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.15%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99177    $10.57369                0
   1/1/2007 to 12/31/2007..................................  $10.57369    $12.32194                0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.62670    $11.31844                0
   1/1/2007 to 12/31/2007..................................  $11.31844    $12.13812                0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.00032    $12.20210                0
   1/1/2007 to 12/31/2007..................................  $12.20210    $11.51791                0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.62847    $11.74026                0
   1/1/2007 to 12/31/2007..................................  $11.74026    $12.08115                0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.62248    $11.42056                0
   1/1/2007 to 12/31/2007..................................  $11.42056    $11.41173                0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.69604    $11.77553                0
   1/1/2007 to 12/31/2007..................................  $11.77553    $11.51406                0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.45139    $11.03272                0
   1/1/2007 to 12/31/2007..................................  $11.03272    $11.76249          253,263

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.38880    $10.95680        4,005,886
   1/1/2007 to 12/31/2007..................................  $10.95680    $11.71266       12,685,306

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.50780    $11.13289        4,496,419
   1/1/2007 to 12/31/2007..................................  $11.13289    $11.95767       16,419,372

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.11328    $16.02423                0
   1/1/2007 to 12/31/2007..................................  $16.02423    $12.55783                0

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.33925    $10.84933        1,407,551
   1/1/2007 to 12/31/2007..................................  $10.84933    $11.58366        5,234,843

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.52053    $12.71928                0
   1/1/2007 to 12/31/2007..................................  $12.71928    $12.59690                0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $11.48889    $10.83586                0
   1/1/2007 to 12/31/2007..................................  $10.83586    $12.59164                0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.22169    $11.71792                0
   1/1/2007 to 12/31/2007..................................  $11.71792    $ 9.43198                0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $12.16315    $12.06616                0
   1/1/2007 to 12/31/2007..................................  $12.06616    $13.13512                0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006................................  $10.92161    $11.51373                0
   1/1/2007 to 12/31/2007..................................  $11.51373    $11.48901          666,826

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $11.21585    $11.54033                0
   1/1/2007 to 12/31/2007..................................  $11.54033    $12.87688                0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $10.06856    $10.60878                0
   1/1/2007 to 12/31/2007..................................  $10.60878    $10.64201                0

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.15%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.15%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.09667    $10.96352               0
   1/1/2007 to 12/31/2007............................  $10.96352    $12.80795               0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $12.08901    $12.75684               0
   1/1/2007 to 12/31/2007............................  $12.75684    $13.66576               0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.06145    $12.19503               0
   1/1/2007 to 12/31/2007............................  $12.19503    $11.58035               0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $10.19371    $10.65342               0
   1/1/2007 to 12/31/2007............................  $10.65342    $11.06283               0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.13415    $11.40202               0
   1/1/2007 to 12/31/2007............................  $11.40202    $12.83108               0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $11.42528    $12.70063               0
   1/1/2007 to 12/31/2007............................  $12.70063    $13.60069               0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.03769    $11.50591               0
   1/1/2007 to 12/31/2007............................  $11.50591    $12.96421               0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.04019    $11.53375               0
   1/1/2007 to 12/31/2007............................  $11.53375    $11.60037               0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $12.35009    $12.60819               0
   1/1/2007 to 12/31/2007............................  $12.60819    $15.08190               0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.64597    $11.75586               0
   1/1/2007 to 12/31/2007............................  $11.75586    $11.87182               0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $10.02208    $10.18235               0
   1/1/2007 to 12/31/2007............................  $10.18235    $10.64459               0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.19055    $10.60497         535,175
   1/1/2007 to 12/31/2007............................  $10.60497    $11.28575       1,344,079

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.93965    $12.46359               0
   1/1/2007 to 12/31/2007............................  $12.46359    $11.51553               0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.68518    $11.35981          40,367
   1/1/2007 to 12/31/2007............................  $11.35981    $11.82256       2,111,934

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.52835    $ 9.79265               0
   1/1/2007 to 12/31/2007............................  $ 9.79265    $10.51014               0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.73591    $13.26331               0
   1/1/2007 to 12/31/2007............................  $13.26331    $18.24214               0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14338    $10.62093       1,210,894
   1/1/2007 to 12/31/2007............................  $10.62093    $11.38468       4,044,715

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16332    $10.44382         814,698
   1/1/2007 to 12/31/2007............................  $10.44382    $11.39013       3,857,971

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (2.15%)
          Or Highest Daily Lifetime Five Income Benefit Only (2.15%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $10.04361    $10.54213         662,361
   1/1/2007 to 12/31/2007...................  $10.54213    $11.20213       2,542,989

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.00992    $10.83593               0
   1/1/2007 to 12/31/2007...................  $10.83593    $12.49528               0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97090    $10.27161               0
   1/1/2007 to 12/31/2007...................  $10.27161    $10.88965               0

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90474    $ 9.88267               0
   1/1/2007 to 12/31/2007...................  $ 9.88267    $10.36529               0

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99943    $10.17783               0
   1/1/2007 to 12/31/2007...................  $10.17783    $10.45102               0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93977    $10.43471               0
   1/1/2007 to 12/31/2007...................  $10.43471    $11.05504               0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99825    $ 9.97382               0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   5/01/2006* to 12/31/2006................................  $ 9.99165    $10.56332               0
   1/1/2007 to 12/31/2007..................................  $10.56332    $12.29178               0

AST Aggressive Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.62035    $11.30056               0
   1/1/2007 to 12/31/2007..................................  $11.30056    $12.10105               0

AST Alliance Bernstein Core Value Portfolio

   05/01/2006 to 12/31/2006................................  $10.98195    $12.16986               0
   1/1/2007 to 12/31/2007..................................  $12.16986    $11.47051               0

AST Alliance Bernstein Growth & Income Portfolio

   05/01/2006 to 12/31/2006................................  $10.61064    $11.70917               0
   1/1/2007 to 12/31/2007..................................  $11.70917    $12.03143               0

AST Alliance Bernstein Managed Index 500 Portfolio

   05/01/2006 to 12/31/2006................................  $10.60473    $11.39044               0
   1/1/2007 to 12/31/2007..................................  $11.39044    $11.36487               0

AST American Century Income & Growth Portfolio

   05/01/2006 to 12/31/2006................................  $10.67819    $11.74441               0
   1/1/2007 to 12/31/2007..................................  $11.74441    $11.46666               0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   05/01/2006 to 12/31/2006................................  $10.43396    $11.00360               0
   1/1/2007 to 12/31/2007..................................  $11.00360    $11.71424          33,547

AST Balanced Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.38254    $10.93964       1,600,148
   1/1/2007 to 12/31/2007..................................  $10.93964    $11.67705       3,537,461

AST Capital Growth Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.50138    $11.11514       1,819,256
   1/1/2007 to 12/31/2007..................................  $11.11514    $11.92105       3,806,864

AST Cohen & Steers Realty Portfolio

   05/01/2006 to 12/31/2006................................  $13.09141    $15.98198               0
   1/1/2007 to 12/31/2007..................................  $15.98198    $12.50625               0

AST Conservative Asset Allocation Portfolio

   05/01/2006 to 12/31/2006................................  $10.33300    $10.83221         472,641
   1/1/2007 to 12/31/2007..................................  $10.83221    $11.54845       1,257,388

AST DeAm Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.50126    $12.68570               0
   1/1/2007 to 12/31/2007..................................  $12.68570    $12.54510               0

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006................................  $11.46967    $10.80728               0
   1/1/2007 to 12/31/2007..................................  $10.80728    $12.53991               0

AST DeAm Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006................................  $11.20289    $11.68686               0
   1/1/2007 to 12/31/2007..................................  $11.68686    $ 9.39302               0

AST Federated Aggressive Growth Portfolio

   05/01/2006 to 12/31/2006................................  $12.14275    $12.03427               0
   1/1/2007 to 12/31/2007..................................  $12.03427    $13.08104               0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   05/01/2006 to 12/31/2006................................  $10.90341    $11.48321               0
   1/1/2007 to 12/31/2007..................................  $11.48321    $11.44173         135,916

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2006 to 12/31/2006................................  $11.19701    $11.50977               0
   1/1/2007 to 12/31/2007..................................  $11.50977    $12.82386               0

AST High Yield Portfolio

   05/01/2006 to 12/31/2006................................  $10.05159    $10.58061               0
   1/1/2007 to 12/31/2007..................................  $10.58061    $10.59817               0

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.07819    $10.93456              0
   1/1/2007 to 12/31/2007............................  $10.93456    $12.75534              0

AST JPMorgan International Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $12.06881    $12.72312              0
   1/1/2007 to 12/31/2007............................  $12.72312    $13.60959              0

AST Large-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.04291    $12.16274              0
   1/1/2007 to 12/31/2007............................  $12.16274    $11.53283              0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2006 to 12/31/2006..........................  $10.17666    $10.62529              0
   1/1/2007 to 12/31/2007............................  $10.62529    $11.01730              0

AST Marsico Capital Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.11556    $11.37187              0
   1/1/2007 to 12/31/2007............................  $11.37187    $12.77831              0

AST MFS Global Equity Portfolio

   05/01/2006 to 12/31/2006..........................  $11.40619    $12.66709              0
   1/1/2007 to 12/31/2007............................  $12.66709    $13.54490              0

AST MFS Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $11.01921    $11.47554              0
   1/1/2007 to 12/31/2007............................  $11.47554    $12.91081              0

AST Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.02184    $11.50338              0
   1/1/2007 to 12/31/2007............................  $11.50338    $11.55277              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2006 to 12/31/2006..........................  $12.32946    $12.57489              0
   1/1/2007 to 12/31/2007............................  $12.57489    $15.01983              0

AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.62655    $11.72486              0
   1/1/2007 to 12/31/2007............................  $11.72486    $11.82312              0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $10.00525    $10.15533              0
   1/1/2007 to 12/31/2007............................  $10.15533    $10.60065              0

AST Preservation Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.18438    $10.58832        181,115
   1/1/2007 to 12/31/2007............................  $10.58832    $11.25143        231,885

AST Small-Cap Value Portfolio

   05/01/2006 to 12/31/2006..........................  $11.91975    $12.43066              0
   1/1/2007 to 12/31/2007............................  $12.43066    $11.46817              0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2006 to 12/31/2006..........................  $10.66736    $11.32989         21,780
   1/1/2007 to 12/31/2007............................  $11.32989    $11.77409        403,206

AST T. Rowe Price Global Bond Portfolio

   05/01/2006 to 12/31/2006..........................  $ 9.51240    $ 9.76680              0
   1/1/2007 to 12/31/2007............................  $ 9.76680    $10.46691              0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2006 to 12/31/2006..........................  $13.71289    $13.22824              0
   1/1/2007 to 12/31/2007............................  $13.22824    $18.16705              0

AST Advanced Strategies Portfolio

   05/01/2006 to 12/31/2006..........................  $10.14153    $10.60866        424,382
   1/1/2007 to 12/31/2007............................  $10.60866    $11.35477        863,059

AST First Trust Capital Appreciation Target Portfolio

   05/01/2006 to 12/31/2006..........................  $10.16144    $10.43165        283,763
   1/1/2007 to 12/31/2007............................  $10.43165    $11.36002        659,236

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
AST First Trust Balanced Target Portfolio

   05/01/2006 to 12/31/2006.................  $10.04179    $10.53003        373,790
   1/1/2007 to 12/31/2007...................  $10.53003    $11.17279        652,819

AST International Value Portfolio

   5/01/2006* to 12/31/2006.................  $10.00980    $10.82527              0
   1/1/2007 to 12/31/2007...................  $10.82527    $12.46444              0

AST PIMCO Total Return Bond

   5/01/2006* to 12/31/2006.................  $ 9.97078    $10.26154              0
   1/1/2007 to 12/31/2007...................  $10.26154    $10.86301              0

AST Small Cap Growth

   5/01/2006* to 12/31/2006.................  $ 9.90461    $ 9.87296              0
   1/1/2007 to 12/31/2007...................  $ 9.87296    $10.33994              0

AST Money Market

   5/01/2006* to 12/31/2006.................  $ 9.99931    $10.16774              0
   1/1/2007 to 12/31/2007...................  $10.16774    $10.42533              0

AST T. Rowe Price Large-Cap Growth Portfolio

   5/01/2006* to 12/31/2006.................  $ 9.93965    $10.42445              0
   1/1/2007 to 12/31/2007...................  $10.42445    $11.02786              0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007................  $ 9.99813    $ 9.97203              0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST International Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.15948    $12.05201              0

AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.12210    $11.05096          1,576

AST Alliance Bernstein Core Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11700    $ 9.82815          5,487

AST Alliance Bernstein Growth & Income Portfolio

   3/19/2007* to 12/31/2007................................  $10.11632    $10.62005              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/19/2007* to 12/31/2007................................  $10.11188    $10.37151              0

AST American Century Income & Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.12345    $10.18301              0

AST American Century Strategic Allocation Portfolio
formerly, AST American Century Strategic Balanced Portfolio
   3/19/2007* to 12/31/2007................................  $10.07291    $10.87140          1,400

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.08004    $10.91282        129,445

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.09687    $11.01224         40,327

AST Cohen & Steers Realty Portfolio

   3/19/2007* to 12/31/2007................................  $10.10286    $ 7.81223          2,528

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007................................  $10.07151    $10.86097          3,120

AST DeAm Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11154    $10.19617          2,976

AST Neuberger Berman Small-Cap Growth Portfolio
formerly, AST DeAm Small-Cap Growth Portfolio
   3/19/2007* to 12/31/2007................................  $10.12073    $11.75209              0

AST DeAm Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.09789    $ 8.33201              0

AST Federated Aggressive Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.10254    $10.91958              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio
   3/19/2007* to 12/31/2007................................  $10.08054    $10.17383              0

AST Goldman Sachs Concentrated Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09100    $11.53628          4,723

AST High Yield Portfolio

   3/19/2007* to 12/31/2007................................  $ 9.99918    $ 9.96607              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.09800    $11.48986          1,492

AST JPMorgan International Equity Portfolio

   3/19/2007* to 12/31/2007................................  $10.14435    $10.97941          2,000

AST Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007................................  $10.11587    $ 9.84473              0

AST Lord Abbett Bond-Debenture Portfolio

   3/19/2007* to 12/31/2007................................  $10.02439    $10.32185              0

AST Marsico Capital Growth Portfolio

   3/19/2007* to 12/31/2007................................  $10.13199    $11.47337          2,345

                               PREMIER X SERIES
                         Pruco Life Insurance Company
                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST MFS Global Equity Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11667    $10.95164             0

AST MFS Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10694    $11.59267             0

AST Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10574    $10.11084             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11565    $11.82260             0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.13369    $10.25701         2,202

AST PIMCO Limited Maturity Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.99034    $10.47408         6,233

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.04514    $10.75670             0

AST Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.11095    $ 9.43656         1,552

AST T. Rowe Price Asset Allocation Portfolio

   3/19/2007* to 12/31/2007..........................  $10.06740    $10.57860           492

AST T. Rowe Price Global Bond Portfolio

   3/19/2007* to 12/31/2007..........................  $ 9.98213    $10.73003             0

AST T. Rowe Price Natural Resources Portfolio

   3/19/2007* to 12/31/2007..........................  $10.17958    $13.94064             0

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07305    $10.83452             0

AST First Trust Capital Appreciation Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.10404    $11.19117           469

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007..........................  $10.07381    $10.77036         7,255

AST International Value Portfolio

   3/19/2007* to 12/31/2007..........................  $10.12617    $11.65068             0

AST PIMCO Total Return Bond

   3/19/2007* to 12/31/2007..........................  $ 9.99058    $10.56075             0

AST Small Cap Growth

   3/19/2007* to 12/31/2007..........................  $10.09716    $10.46802             0

AST Money Market

   3/19/2007* to 12/31/2007..........................  $10.00052    $10.29973             0

AST T. Rowe Price Large-Cap Growth Portfolio

   3/19/2007* to 12/31/2007..........................  $10.08361    $10.93976             0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007.........................  $ 9.99918    $ 9.98774             0



* Denotes the start date of these sub-accounts

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2007 and 2006

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Financial Statements                                                   Page No.
--------------------                                                   --------

Management's Annual Report on Internal Control Over Financial
  Reporting                                                             F - 2

Report of Independent Registered Public Accounting Firm                 F - 3

Consolidated Financial Statements:

Consolidated Statements of Financial Position - December 31, 2007 and
  2006                                                                  F - 4

Consolidated Statements of Operations and Comprehensive Income Years
  ended December 31, 2007, 2006 and 2005                                F - 5

Consolidated Statements of Stockholder's Equity Years ended
  December 31, 2007, 2006 and 2005                                      F - 6

Consolidated Statements of Cash Flows Years ended December 31, 2007,
  2006 and 2005                                                         F - 7

Notes to Consolidated Financial Statements                              F - 8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2007, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2007.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management's report in this annual report.

March 14, 2008

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2007 and December 31, 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)
New York, New York
March 14, 2008

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2007 and 2006 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                           2007        2006
                                                        ----------- -----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2007 - $4,470,186; 2006 -
  $4,850,514)                                           $ 4,509,969 $ 4,911,274
Policy loans                                                961,054     915,060
Short term investments                                      119,606      97,097
Commercial loans                                            745,223     508,094
Other long term investments                                  84,559      80,649
                                                        ----------- -----------
   Total investments                                      6,420,411   6,512,174
Cash and cash equivalents                                    92,964     485,199
Deferred policy acquisition costs                         2,174,315   1,959,431
Accrued investment income                                    73,968      73,589
Reinsurance recoverables                                  1,599,910   1,208,724
Receivables from parent and affiliates                      155,990     107,798
Deferred sales inducements                                  215,057     182,578
Other assets                                                 15,932      21,693
Separate account assets                                  24,609,488  21,952,272
                                                        ----------- -----------
TOTAL ASSETS                                            $35,358,035 $32,503,458
                                                        =========== ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                         $ 5,076,654 $ 5,483,921
Future policy benefits and other policyholder
  liabilities                                             2,175,326   1,765,489
Cash collateral for loaned securities                       142,680     134,982
Securities sold under agreement to repurchase               272,803      13,226
Income taxes payable                                        484,107     453,358
Short term debt to affiliates                                55,863      25,348
Payables to parent and affiliates                            60,207      29,427
Other liabilities                                           207,491     309,913
Separate account liabilities                             24,609,488  21,952,272
                                                        ----------- -----------
Total liabilities                                       $33,084,619 $30,167,936
                                                        ----------- -----------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value; 1,000,000 shares,
  authorized; 250,000 shares, issued and outstanding)         2,500       2,500
Additional paid-in capital                                  455,664     454,527
Retained earnings                                         1,797,387   1,853,233
Accumulated other comprehensive income                       17,865      25,262
                                                        ----------- -----------
Total stockholder's equity                                2,273,416   2,335,522
                                                        ----------- -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $35,358,035 $32,503,458
                                                        =========== ===========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2007, 2006 and 2005 (in thousands)
--------------------------------------------------------------------------------

                                                 2007       2006       2005
                                              ----------  --------  ----------
REVENUES

Premiums                                      $   61,469  $ 43,516  $   38,029
Policy charges and fee income                    688,477   547,693     564,432
Net investment income                            381,394   401,436     404,045
Realized investment (losses), net                (20,683)  (62,749)       (449)
Asset management fees                             24,439    18,338      17,105
Other income                                      24,928    18,207      12,125
                                              ----------  --------  ----------
Total revenues                                 1,160,024   966,441   1,035,287
                                              ----------  --------  ----------
BENEFITS AND EXPENSES

Policyholders' benefits                          111,034   120,049      98,899
Interest credited to policyholders' account
  balances                                       208,768   212,288     234,881
General, administrative and other expenses       528,476   308,850     449,291
                                              ----------  --------  ----------
Total benefits and expenses                      848,278   641,187     783,071
                                              ----------  --------  ----------
Income from operations before income taxes       311,746   325,254     252,216

Income taxes:
   Current                                         8,570    89,034     (30,108)
   Deferred                                       55,842   (26,572)     51,409
                                              ----------  --------  ----------
Total income tax expense                          64,412    62,462      21,301
                                              ----------  --------  ----------
NET INCOME                                       247,334   262,792     230,915
                                              ----------  --------  ----------
Change in net unrealized investment
  (losses)/gains and changes in foreign
  currency translation, net of taxes              (7,397)    6,662     (55,927)
                                              ----------  --------  ----------
COMPREHENSIVE INCOME                          $  239,937  $269,454  $  174,988
                                              ==========  ========  ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Periods Ended December 31, 2007, 2006 and 2005 (in thousands)
--------------------------------------------------------------------------------

                                                                                                   Total
                                                                        Foreign       Net       Accumulated
                                  Additional                           Currency    Unrealized      Other         Total
                           Common  Paid-in-    Deferred    Retained   Translation  Investment  Comprehensive Stockholder's
                           Stock   Capital   Compensation  Earnings   Adjustments Gains (Loss) Income (Loss)    Equity
                           ------ ---------- ------------ ----------  ----------- ------------ ------------- -------------
Balance, January 1, 2005   $2,500  $455,377    $(1,173)   $1,359,526     $ --       $ 74,527     $ 74,527     $1,890,757
Net income                     --        --         --       230,915       --             --           --        230,915
Stock-based compensation
  programs                     --      (941)     1,173            --       --             --           --            232
Contributed Capital            --       234         --            --       --             --           --            234
Change in net unrealized
  investment (losses), net
  of taxes                     --        --         --            --       --        (55,927)     (55,927)       (55,927)
                           ------  --------    -------    ----------     ----       --------     --------     ----------
Balance, December 31,
  2005                     $2,500  $454,670    $    --    $1,590,441     $ --       $ 18,600     $ 18,600     $2,066,211
Net income                     --        --         --       262,792       --             --           --        262,792
Stock-based compensation
  programs                     --        (1)        --            --       --             --           --             (1)
Contributed Capital            --      (142)        --            --       --             --           --           (142)
Change in foreign currency
  translation adjustments,
  net of taxes                 --        --         --            --      167             --          167            167
Change in net unrealized
  investment gains, net of
  taxes                        --        --         --            --       --          6,495        6,495          6,495
                           ------  --------    -------    ----------     ----       --------     --------     ----------
Balance, December 31,
  2006                     $2,500  $454,527    $    --    $1,853,233     $167       $ 25,095     $ 25,262     $2,335,522
Net income                                                   247,334                                             247,334
Contributed Capital            --     1,137         --            --       --             --           --          1,137
Stock-based compensation
  programs                     --        --         --            --       --             --           --             --
Dividend to Parent             --        --         --      (300,000)      --             --           --       (300,000)
Cumulative effect of
  changes in accounting
  principles, net of taxes     --        --         --        (3,180)      --             --           --         (3,180)
Change in foreign currency
  translation adjustments,
  net of taxes                 --        --         --            --      462             --          462            462
Change in net unrealized
  investment (losses), net
  of taxes                     --        --         --            --       --         (7,859)      (7,859)        (7,859)
                           ------  --------    -------    ----------     ----       --------     --------     ----------
Balance, December 31,
  2007                     $2,500  $455,664    $    --    $1,797,387     $629       $ 17,236     $ 17,865     $2,273,416
                           ======  ========    =======    ==========     ====       ========     ========     ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Year Ended December 31, 2007, 2006 and 2005 (in thousands)
--------------------------------------------------------------------------------

                                             2007         2006         2005
                                         -----------  -----------  -----------
 CASH FLOWS (Used In) FROM
   OPERATING ACTIVITIES:
 Net income                              $   247,334  $   262,792  $   230,915
 Adjustments to reconcile net
   income to net cash from (used
   in) operating activities:
    Policy charges and fee income           (218,488)    (108,399)    (125,379)
    Interest credited to
      policyholders' account
      balances                               208,768      212,288      234,881
    Realized investment losses, net           20,683       62,749          449
    Amortization and other non-cash
      items                                   (1,786)       8,292       33,064
    Change in:
        Future policy benefits and
          other insurance
          liabilities                        410,529      318,680      206,067
        Reinsurance recoverables            (378,931)    (275,898)    (167,781)
        Accrued investment income               (379)      21,415        5,308
        Receivables from Parent and
          affiliates                         (12,663)       3,427      (20,823)
        Payables to Parent and
          affiliates                          30,780        6,981       18,706
        Deferred policy acquisition
          costs                             (204,979)    (306,973)    (130,540)
        Income taxes payable                  34,505       16,744       27,720
        Deferred sales inducements           (33,879)     (43,566)     (28,552)
        Other, net                          (125,806)      19,553       36,804
                                         -----------  -----------  -----------
 Cash Flows (Used In) From
   Operating Activities                      (24,312)     198,085      320,839
                                         -----------  -----------  -----------
 CASH FLOWS FROM (Used In)
   INVESTING ACTIVITIES:
    Proceeds from the
      sale/maturity/prepayment of:
        Fixed maturities available
          for sale                         2,051,195    5,267,761    4,625,000
        Policy loans                         105,043       99,553       98,656
        Commercial loans                      30,954       52,131        1,805
    Payments for the purchase of:
        Fixed maturities available
          for sale                        (1,668,443)  (4,060,433)  (4,842,469)
        Policy loans                        (110,683)     (96,587)     (83,116)
        Commercial loans                    (269,135)    (292,232)    (270,950)
    Notes receivable from parent
      and affiliates, net                    (34,801)     (28,465)     (10,001)
    Other long term investments, net         (34,389)     (17,357)      (5,127)
    Short term investments, net              (22,550)      16,691      (12,953)
                                         -----------  -----------  -----------
 Cash Flows From (Used In)
   Investing Activities                       47,191      941,062     (499,155)
                                         -----------  -----------  -----------
 CASH FLOWS (Used In) FINANCING
   ACTIVITIES:
    Policyholders' account deposits        3,057,251    2,716,760    2,233,293
    Policyholders' account
      withdrawals                         (3,464,702)  (3,128,127)  (2,768,247)
    Net change in securities sold
      under agreement to repurchase
      and cash collateral for
      loaned securities                      267,275     (278,026)     (29,739)
    Dividend to parent                      (300,000)          --           --
    Contributed capital                           --           --          234
    Net change in financing
      arrangements (maturities 90
      days or less)                           25,062     (122,565)     157,252
                                         -----------  -----------  -----------
 Cash Flows (Used In) Financing
   Activities                               (415,114)    (811,958)    (407,207)
                                         -----------  -----------  -----------
    Net increase (decrease) in cash
      and cash equivalents                  (392,235)     327,189     (585,523)
    Cash and cash equivalents,
      beginning of year                      485,199      158,010      743,533
                                         -----------  -----------  -----------
 CASH AND CASH EQUIVALENTS, END OF
   YEAR                                  $    92,964  $   485,199  $   158,010
                                         ===========  ===========  ===========
 SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid (received)         $    29,905  $    45,715  $    (6,418)
                                         -----------  -----------  -----------
    Interest paid                        $       590  $     2,788  $     4,018
                                         -----------  -----------  -----------

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company, or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in (Note 13 to the Consolidated Financial Statements).

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs or "DAC", investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Policy loans are carried at unpaid principal balances.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in "Net investment income."

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Other long term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (losses), net." also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


DAC related to term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on
January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder's account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2007 and 2006, deferred sales inducement costs were $215 million and $183 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company's liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to "Policyholders' account balances", and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

The Company receives asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Derivatives are recorded as assets, within "Other long term investments," or as liabilities, within "Other liabilities," in the Consolidated Statement of Financial Position except for embedded derivatives, which are recorded in the Consolidated Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company plans to adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

The cumulative effect of change in accounting principles net of taxes was $3.2 million, representing $2.5 million related to the adoption of SOP 05-1 and $0.7 related to the adoption of Fin No. 48.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                       2007
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities, available for
  sale
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $  123,058  $ 1,923    $    --   $  124,981
   Obligations of U.S. States, and
     political subdivisions            121,405    3,445        125      124,725
   Foreign government bonds             40,632    5,447         --       46,079
   Residential mortgage-backed
     securities                        550,536   12,669        480      562,725
   Commercial mortgage-backed
     securities                        507,596    6,242        699      513,139
   Asset-Backed Securities             665,332    3,291     22,666      645,957
   Corporate securities              2,461,627   52,496     21,760    2,492,363
                                    ----------  -------    -------   ----------
Total fixed maturities, available
  for sale                          $4,470,186  $85,513    $45,730   $4,509,969
                                    ==========  =======    =======   ==========

                                                       2006
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities, available for
  sale
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $   32,117  $   380    $    92   $   32,405
   Obligations of U.S. States, and
     political subdivisions            105,339    3,252        147      108,444
   Foreign government bonds             41,428    5,437         59       46,806
   Residential mortgage-backed
     securities                        553,529    8,281        930      560,880
   Commercial mortgage-backed
     securities                        247,929    4,431        222      252,138
   Asset-Backed Securities           1,096,556    3,959      4,841    1,095,674
   Corporate securities              2,773,616   60,175     18,864    2,814,927
                                    ----------  -------    -------   ----------
Total fixed maturities, available
  for sale                          $4,850,514  $85,915    $25,155   $4,911,274
                                    ==========  =======    =======   ==========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2007 is shown below:

                                                           Available for sale
                                                          ---------------------
                                                          Amortized
                                                            Cost     Fair Value
                                                          ---------- ----------
                                                             (in thousands)
Due in one year or less                                   $  285,992 $  288,103
Due after one year through five years                      1,318,863  1,346,332
Due after five years through ten years                       750,705    757,307
Due after ten years                                          391,162    396,407
Residential mortgage-backed securities                       550,536    562,725
Commercial mortgage-backed securities                        507,596    513,139
Asset-Backed Securities                                      665,332    645,956
                                                          ---------- ----------
Total                                                     $4,470,186 $4,509,969
                                                          ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2007, 2006, and 2005, were $1,488 million, $4,378 million, and $3,553 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2007, 2006, and 2005, were $554 million, $781 million, and $1,080 million, respectively. Gross gains of $14 million, $16 million, and $26 million and gross losses of $6 million, $74 million, and $26 million were realized on those sales during 2007, 2006, and 2005, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2007, 2006 and 2005 were $3 million, $1 million, and $1 million, respectively.

Other Long term Investments

The following table provides information relating to other long term investments as of December 31:

                                                               2007      2006
                                                             --------  -------
                                                               (in thousands)
 Company's investment in Separate accounts                   $ 46,028  $38,738
 Equity securities                                             30,107   29,683
 Joint ventures and limited partnerships                       27,757   15,201
 Trading account assets                                         1,164       --
 Derivatives                                                  (20,497)  (2,973)
                                                             --------  -------
 Total other long-term investments                           $ 84,559  $80,649
                                                             ========  =======

The Company's share of net income (loss) from the joint ventures was $2.0 million, $0.4 million, and $(0.7) million for each of the years ended December 31, 2007, 2006, and 2005, respectively, and is reported in "Net investment income."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
Fixed maturities, available for sale              $283,526  $322,832  $354,943
Policy loans                                        50,776    48,493    47,368
Commercial loans                                    37,174    22,662     6,367
Short term investments and cash equivalents         25,064    25,564    15,898
Other                                                7,213     7,258     6,391
                                                  --------  --------  --------
Gross investment income                            403,753   426,809   430,967
   Less: investment expenses                       (22,359)  (25,373)  (26,922)
                                                  --------  --------  --------
Net investment income                             $381,394  $401,436  $404,045
                                                  ========  ========  ========

Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                     2007      2006      2005
                                                   --------  --------  -------
                                                          (in thousands)
Fixed maturities, available for sale               $  5,159  $(59,482) $(1,722)
Derivatives                                         (24,926)   (2,437)   3,385
Other                                                  (916)     (830)  (2,112)
                                                   --------  --------  -------
Realized investment (losses)/gains, net            $(20,683) $(62,749) $  (449)
                                                   ========  ========  =======

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                           2007                   2006
                                   --------------------  ---------------------
                                       Amount     % of       Amount      % of
                                   (in thousands) Total  (in thousands)  Total
                                   -------------- -----  -------------- ------
Collateralized loans by property
  type
Industrial buildings                  $178,873     23.9%    $124,464      24.3%
Retail stores                          119,528     15.9%     107,401      21.1%
Apartment complexes                    129,559     17.3%      86,844      17.0%
Office buildings                       131,557     17.5%      78,463      15.3%
Agricultural properties                 67,049      8.9%      43,122       8.4%
Other                                  123,174     16.5%      71,238      13.9%
                                      --------    -----     --------    ------
Total collateralized loans             749,740    100.0%     511,532    100.0 %
                                                  =====                 ======

Valuation allowance                     (4,517)               (3,438)
                                      --------              --------

Total net collateralized loans         745,223               508,094
                                      --------              --------
Total commercial loans                $745,223              $508,094
                                      ========              ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (11%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                            2007   2006   2005
                                                           ------ ------ ------
                                                              (in thousands)
 Allowance for losses, beginning of year                   $3,438 $2,270 $   --
 Addition of allowance for losses                           1,079  1,168  2,270
                                                           ------ ------ ------
 Allowance for losses, end of year                         $4,517 $3,438 $2,270
                                                           ====== ====== ======

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss), net of tax." Changes in these amounts include reclassification adjustments to exclude from "Accumulated other comprehensive income (loss), net of tax" those items that are included as part of "Net income" for a period that also had been part of "Accumulated other comprehensive income (loss), net of tax" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

                                                                                                          Accumulated
                                                                                                             Other
                                                                                                         Comprehensive
                                                                                                         Income (Loss)
                                                                   Deferred                   Deferred   Related to Net
                                                   Net Unrealized   Policy    Policyholders' Income Tax    Unrealized
                                                   Gains (Losses) Acquisition    Account     (Liability)   Investment
                                                   on Investments    Costs       Balances      Benefit   Gains (Losses)
                                                   -------------- ----------- -------------- ----------- --------------
Balance, January 1, 2005                             $ 225,155     $(130,981)    $ 20,888     $(40,535)    $  74,527
Net investment (losses) on investments arising
  during the period                                   (179,640)           --           --       62,491      (117,149)
Reclassification adjustment for losses included
  in net income                                          1,534            --           --         (537)          997
Impact of net unrealized investment gains on
  deferred policy acquisition costs                         --       103,437           --      (36,203)       67,234
Impact of net unrealized investment gains on
  policyholders' account balances                           --            --      (10,783)       3,774        (7,009)
                                                     ---------     ---------     --------     --------     ---------
Balance, December 31, 2005                           $  47,049     $ (27,544)    $ 10,105     $(11,010)    $  18,600
Net investment gains on investments arising
  during the period                                     76,107            --           --      (27,198)       48,909
Reclassification adjustment for gains included in
  net income                                           (59,142)           --           --       20,700       (38,442)
Impact of net unrealized investment (losses) on
  deferred policy acquisition costs                         --       (10,546)          --        3,691        (6,855)
Impact of net unrealized investment losses on
  policyholders' account balances                           --            --        4,435       (1,552)        2,883
                                                     ---------     ---------     --------     --------     ---------
Balance, December 31, 2006                           $  64,014     $ (38,090)    $ 14,540     $(15,369)    $  25,095
Net investment (losses) on investments arising
  during the period                                    (25,373)           --           --        8,279       (17,094)
Reclassification adjustment for (losses) included
  in net income                                          5,319            --           --       (1,862)        3,457
Impact of net unrealized investment gains on
  deferred policy acquisition costs                         --        13,071           --       (4,575)        8,496
Impact of net unrealized investment gains on
  policyholders' account balances                           --            --       (4,182)       1,464        (2,718)
                                                     ---------     ---------     --------     --------     ---------
Balance, December 31, 2007
                                                     $  43,960     $ (25,019)    $ 10,358     $(12,063)    $  17,236
                                                     =========     =========     ========     ========     =========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The table below presents net unrealized gains on investments by asset class at December 31,

                                                         2007    2006    2005
                                                        ------- ------- -------
                                                            (in thousands)
Fixed maturities, available for sale                    $39,782 $60,760 $42,007
Other long term investments                               4,178   3,254   5,042
                                                        ------- ------- -------
Unrealized gains on investments                         $43,960 $64,014 $47,049
                                                        ======= ======= =======

Included in other long term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2007 and 2006 respectively:

                                                   Less than twelve months Twelve months or more         Total
                                                   ----------------------- --------------------- ---------------------
                                                     Fair      Unrealized   Fair     Unrealized    Fair     Unrealized
                                                     Value       Losses     Value      Losses      Value      Losses
                                                   ----------  ----------  --------  ----------  ---------- ----------
                                                                           (in thousands)
Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S.
  government corporations and agencies             $  241,430   $    11    $  2,907   $   113    $  244,337  $   124
Foreign government bonds                               40,632        --          --        --        40,632       --
Corporate securities                                2,096,194    11,824     343,673     9,937     2,439,867   21,761
Residential mortgage-backed securities                529,566        60      20,489       420       550,055      480
Commercial mortgage-backed securities                 499,449       696       7,448         4       506,897      700
Asset-Backed Securities                               477,664    18,395     165,002     4,272       642,666   22,667
                                                   ----------   -------    --------   -------    ----------  -------

Total                                              $3,884,935   $30,986    $539,519   $14,746    $4,424,454  $45,732
                                                   ==========   =======    ========   =======    ==========  =======

Fixed maturities, available for sale: 2006

U.S. Treasury securities and obligations of U.S.
  government corporations and agencies             $   10,782   $    41    $  9,995   $   198    $   20,777  $   239
Foreign government bonds                                5,695        15       2,663        45         8,358       60
Corporate securities                                  363,697     4,034     540,307    14,830       904,004   18,864
Residential mortgage-backed securities                 25,626        68      37,363       861        62,989      929
Commercial mortgage-backed securities                  39,846       143       6,901        79        46,747      222
Asset-Backed Securities                               349,559       323     144,421     4,518       493,980    4,841
                                                   ----------   -------    --------   -------    ----------  -------

Total                                              $  795,205   $ 4,624    $741,650   $20,531    $1,536,855  $25,155
                                                   ==========   =======    ========   =======    ==========  =======

As of December 31, 2007, gross unrealized losses on fixed maturities totaled $45.7 million comprising 885 issuers. Of this amount, there was $30.9 million in the less than twelve months category comprising 810 issuers and $14.8 million in the greater than twelve months category comprising 75 issuers. There were 2 individual issuers with gross unrealized losses greater than $2 million. The gross unrealized losses of less than twelve months are comprised of $24.2 million of investment grade securities. Approximately $9.6 million of gross unrealized losses of twelve months or more were concentrated in the asset backed, services and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


As of December 31, 2006, gross unrealized losses on fixed maturities totaled $25 million comprising 325 issuers. Of this amount, there was $4.6 million in the less than twelve months category comprising 149 issuers and $20.5 million in the greater than twelve months category comprising 176 issuers. There were 3 individual issuers with gross unrealized losses greater than $1 million. The gross unrealized losses of less than twelve months are comprised of $0.4 million of investment grade securities. Approximately $8 million of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2007 and 2006, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $408 million and $142 million, respectively.

Fixed maturities of $4 million at December 31, 2007 and 2006 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                               2007        2006        2005
                                            ----------  ----------  ----------
                                                      (in thousands)
 Balance, beginning of year                 $1,959,431  $1,663,003  $1,429,027
 Capitalization of commissions, sales and
   issue expenses                              490,422     383,410     340,260
 Amortization                                 (285,443)    (76,436)   (209,721)
 Change in unrealized investment
   gains/(losses)                               13,071     (10,546)    103,437
 Impact of adoption of SOP 05-1                 (3,166)         --          --
                                            ----------  ----------  ----------
 Balance, end of year                       $2,174,315  $1,959,431  $1,663,003
                                            ==========  ==========  ==========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 to the Consolidated Financial Statements below. Ceded capitalization in the above table amounted to $123 million, $85 million and $69 million in 2007, 2006 and 2005 respectively. Amortization amounted to $16 million, $16 million and $17 million in 2007, 2006 and 2005 respectively.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31, are as follows:

                                                   2007                 2006
                                                ----------           ----------
                                                       (in thousands)
Life insurance - domestic                       $1,390,687           $1,060,657
Life insurance - Taiwan                            650,384              592,649
Individual and group annuities                      49,625               48,625
Policy claims and other contract liabilities        84,630               63,558
                                                ----------           ----------
Total future policy benefits                    $2,175,326           $1,765,489
                                                ==========           ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES (continued)

and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 23.47% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 4.04% to 5.85%.

Policyholders' account balances at December 31, are as follows:

                                                             2007       2006
                                                          ---------- ----------
                                                             (in thousands)
Interest-sensitive life contracts                         $3,244,881 $3,021,582
Individual annuities                                       1,348,884  1,650,069
Guaranteed investment contracts and guaranteed interest
  accounts                                                   245,156    568,028
Dividend accumulations and other                             237,733    244,242
                                                          ---------- ----------
Total policyholders' account balances                     $5,076,654 $5,483,921
                                                          ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.35% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 13.00%, with less than 1.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.00%. Interest crediting rates range from 1.50% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Capitive Company "PARCC", Universal Prudential Arizona Reinsurance Captive "UPARC" and other companies, in order to provide risk diversification, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5"). The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                               2007        2006        2005
                                            ----------  ----------  ----------
                                                      (in thousands)
 Direct premiums and policy charges and
   fee income                               $1,604,200  $1,279,125  $1,159,167
 Reinsurance ceded                            (854,254)   (687,916)   (556,706)
                                            ----------  ----------  ----------
 Premiums and policy charges and fee income    749,946     591,209     602,461
                                            ----------  ----------  ----------

 Policyholders' benefits ceded              $  434,522  $  362,945  $  294,674
                                            ----------  ----------  ----------
 Realized capital gains ceded, net          $   35,557  $   16,100  $       --
                                            ----------  ----------  ----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as the embedded derivative.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                            2007       2006
                                                         ---------- ----------
                                                             (in thousands)
 Domestic life insurance - affiliated                    $  947,616 $  616,707
 Domestic life insurance - unaffiliated                       1,910       (632)
 Taiwan life insurance-affiliated                           650,384    592,649
                                                         ---------- ----------
                                                         $1,599,910 $1,208,724
                                                         ========== ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2007 and 2006. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                        2007           2006           2005
                                   -------------  -------------- -------------
                                                  (in thousands)
Life insurance face amount in
  force                            $ 388,072,515  $ 307,804,610  $ 253,768,618
Ceded                               (346,204,265)  (271,758,791)  (221,900,847)
                                   -------------  -------------  -------------
Net amount of life insurance in
  force                            $  41,868,250  $  36,045,819  $  31,867,771
                                   =============  =============  =============

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                     2007     2006      2005
                                                   -------  --------  --------
                                                          (in thousands)
Current tax (benefit) expense:
   U.S.                                            $ 8,570  $ 89,030  $(30,108)
   Foreign                                              --         4        --
                                                   -------  --------  --------
Total                                                8,570    89,034   (30,108)
                                                   -------  --------  --------
Deferred tax expense (benefit):
   U.S.                                             55,842   (26,572)   51,409
                                                   -------  --------  --------
Total                                               55,842   (26,572)   51,409
                                                   -------  --------  --------
Total income tax expense on income from operations $64,412  $ 62,462  $ 21,301
   Other comprehensive (loss) income                (3,062)    4,454   (29,525)
   Cumulative effect of changes in accounting
     policy                                           (693)       --        --
                                                   -------  --------  --------
Total income tax expense                           $60,657  $ 66,916  $ (8,224)
                                                   =======  ========  ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
Expected federal income tax expense               $109,111  $113,839  $ 88,276
Non taxable investment income                      (41,824)  (43,688)  (26,556)
Tax credits                                         (5,203)   (6,773)       --
IRS settlement for examination period 1997 to
  2001                                                  --        --   (32,656)
Other                                                2,328      (916)   (7,763)
                                                  --------  --------  --------
Total income tax expense                          $ 64,412  $ 62,462  $ 21,301
                                                  ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                2007     2006
                                                              -------- --------
                                                               (in thousands)
 Deferred tax assets
    Insurance reserves                                        $124,182 $121,208
    Investments                                                 15,371   19,477
    Other                                                        4,265      563
                                                              -------- --------
    Deferred tax assets                                        143,818  141,248
                                                              -------- --------

 Deferred tax liabilities
    Deferred acquisition costs                                 582,578  525,774
    Net unrealized gains on securities                          17,801   20,301
    Other                                                        1,643    1,954
                                                              -------- --------
    Deferred tax liabilities                                   602,022  548,029
                                                              -------- --------

 Net deferred tax liability                                   $458,204 $406,781
                                                              ======== ========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

The Company's unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

                                                      Unrecognized    Total
                                        Unrecognized  tax benefits unrecognized
                                        tax benefits    2002 and   tax benefits
                                        prior to 2002   forward     all years
                                        ------------- ------------ ------------
                                                    (in thousands)
Amounts as of January 1, 2007              $45,118       $6,608      $51,726

(Decreases) in unrecognized tax
  benefits taken in prior period                 0         (826)        (826)
Increases in unrecognized tax benefits
  taken in current period                        0            0            0
                                           -------       ------      -------
Amount as of December 31, 2007             $45,118       $5,782      $50,900
                                           =======       ======      =======

Unrecognized tax benefits that, if
  recognized, would favorably impact
  the effective rate as of
  December 31, 2007                        $45,118       $    0      $45,118
                                           =======       ======      =======

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $0.7 million in the statement of operations and recognized $4.8 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company's consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company's consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $33 million, reflecting a reduction in the Company's liability for income taxes. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. The Company is responding to the Service's request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company's 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)


In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service's new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management's expectation this new program will significantly shorten the time period between the Company's filing of its federal income tax return and the Service's completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006 the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)



                                                December 31, 2007               December 31, 2006
                                         ------------------------------- -------------------------------
                                         In the Event At Annuitization / In the Event At Annuitization /
                                           of Death    Accumulation (1)    of Death    Accumulation (1)
                                         ------------ ------------------ ------------ ------------------
                                                 (in thousands)                  (in thousands)
Variable Annuity Contracts
Return of net deposits
Account value                            $ 4,997,756             N/A     $ 3,646,205             N/A
Net amount at risk                       $     4,104             N/A     $     1,834             N/A
   Average attained age of
     contractholders                        62 years             N/A        62 years             N/A
Minimum return or contract value
Account value                            $11,355,802      $7,028,798     $10,995,201      $4,980,649
Net amount at risk                       $   739,233      $   59,013     $   854,303      $    1,029
   Average attained age of
     contractholders                        65 years        61 years        65 years        60 years
Average period remaining until earliest
  expected annuitization                         N/A         6 years             N/A         5 years

--------
(1) Includes income and withdrawal benefits as described herein


                                                                                              Adjusted
Market value adjusted annuities          Unadjusted Value   Adjusted Value   Unadjusted Value  Value
-------------------------------          ----------------- ----------------- ---------------- --------
Account value                               $   204,459       $   202,853        $251,407     $254,561

                                         December 31, 2007 December 31, 2006
                                         ----------------- -----------------
                                                In the Event of Death
                                         -----------------------------------
                                                   (in thousands)
Variable Life, Variable Universal Life
  and Universal Life Contracts
No Lapse Guarantees
Separate account value                      $ 2,194,765       $ 2,070,319
General account value                       $   976,679       $   781,701
Net amount at risk                          $43,309,645       $41,159,955
Average attained age of contractholders        48 years          47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                      December 31, December 31,
                                                          2007         2006
                                                      ------------ ------------
                                                           (in thousands)
 Equity funds                                         $ 9,126,548  $ 9,601,656
 Bond funds                                               590,295      621,970
 Balanced funds                                         4,763,978    2,303,074
 Money market funds                                       328,323      289,776
 Specialty funds                                          136,383       83,967
                                                      -----------  -----------
    Total                                             $14,945,527  $12,900,443
                                                      ===========  ===========

In addition to the above mentioned amounts invested in separate account investment options, $1.408 billion and $1.741 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income and withdrawal benefits ("GMIWB"), are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMWB, and GMIWB are included in "Future policy benefits." The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                            GMDB      GMIB    GMIWB     Total
                                          --------  -------  -------  --------
                                                     (in thousands)
 Balance as of January 1, 2005            $ 43,837  $ 7,425  $    --  $ 51,262
    Incurred guarantee benefits /(1)/       25,021    4,941   (1,370)   28,592
    Paid guarantee benefits                (16,663)      --       --   (16,663)
                                          --------  -------  -------  --------
 Balance as of December 31, 2005          $ 52,195  $12,366  $(1,370) $ 63,191
    Incurred guarantee benefits /(1)/       32,632    5,370   (6,966)   31,036
    Paid guarantee benefits                (15,779)      --       --   (15,779)
                                          --------  -------  -------  --------
 Balance as of December 31, 2006          $ 69,048  $17,736  $(8,336) $ 78,448
    Incurred guarantee benefits /(1)/       33,005   (8,831)  43,569    67,743
    Paid guarantee benefits                (11,198)      --       --   (11,198)
                                          --------  -------  -------  --------
 Balance as of December 31, 2007          $ 90,855  $ 8,905  $35,233  $134,993
                                          ========  =======  =======  ========
--------
(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time-- a "withdrawal" option (available on only one of registrant's GMIWB features) and an "income" option (available under each of registrant's GMIWB features). The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can withdraw a specified percentage of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

"protected value" each year for the annuitant's life (or joint lives, in the case of the spousal version of the benefit). The Company has several variations of this GMIWB that vary, among other things, with regard to how the protected value is calculated and how the customer may make withdrawals.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
Balance, beginning of year                        $182,578  $139,012  $110,460
Capitalization                                      57,253    57,302    43,349
Amortization                                       (24,774)  (13,736)  (14,797)
                                                  --------  --------  --------
Balance, end of year                              $215,057  $182,578  $139,012
                                                  ========  ========  ========

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $61 million, $499 million, and $2 million for the years ended December 31, 2007, 2006, and 2005, respectively. Statutory surplus of the Company amounted to $773 million and $1,020 million at December 31, 2007 and 2006, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would be permitted a dividend distribution of up to $57 million without prior approval in 2007. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the security.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within "Policyholders' account balances."

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                     2007                       2006
                          --------------------------  ------------------------
                            Carrying                    Carrying
                             Value       Fair Value      Value      Fair Value
                          -----------  -------------- -----------  -----------
                                       (in thousands)
Financial assets:

Fixed maturities,
  available for sale      $ 4,509,969   $ 4,509,969   $ 4,911,274  $ 4,911,274
Policy loans                  961,054     1,079,129       915,060      973,206
Short term investments        119,606       119,606        97,097       97,097
Commercial Loans              745,223       750,581       508,094      510,985
Cash and cash equivalents      92,964        92,964       485,199      485,199
Separate account assets    24,609,488    24,609,488    21,952,272   21,952,272
Derivatives                   (20,497)      (20,497)       (2,973)      (2,973)
Equity Securities              30,107        30,107        29,683       29,683

Financial liabilities:

Investment contracts      $   363,730   $   363,730   $   660,631  $   659,100
Cash collateral for
  loaned securities           142,680       142,680       134,982      134,982
Securities sold under
  agreements to
  repurchase                  272,803       272,803        13,226       13,226
Short Term Debt to
  affiliates                   55,863        55,863        25,348       25,348
Separate account
  liabilities              24,609,488    24,609,488    21,952,272   21,952,272

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)


Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties that is related to the financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. The Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $23 million of commercial loans in 2007. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $42 million in 2007.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuity operations, we are subject to litigation involving class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our businesses and products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Prudential Insurance. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)


Our litigation and regulatory matters are subject to many uncertainties, and given its complexity and scope, their outcome cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $3 million and $4 million for the twelve months ended December 31, 2007 and 2006, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $2.6 million and $2.2 million in 2007, 2006 and 2005 respectively.

The Company's share of net expense for the pension plans was $7.4 million, $7.2 million and $4.6 million in 2007, 2006 and 2005 respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one during the third quarter of 2007 to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.431 billion and $1.322 billion at December 31, 2007 and December 31, 2006, respectively. Fees related to the COLI policies were $33 million, $20 million and $21 million for the years ending December 31, 2007, 2006 and 2005.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


Reinsurance with affiliates

UPARC

Effective October 1, 2006, the Company entered into an agreement to reinsure universal life policies written by Pruco Life Insurance Company with no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions.

Reinsurance recoverables related to this transaction were $24 million and $5 million as of December 31, 2007 and December 31, 2006, respectively. Fees ceded to UPARC in 2007 and 2006 were $39 million and $8 million, respectively. Benefits ceded in 2007 and 2006 were $30 million and $6 million, respectively. Realized gains and losses include a $13 million gain related to the change in the value of embedded derivatives resulting from reinsuring the no lapse feature.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a yearly renewable term reinsurance treaty with Prudential Insurance.

PARCC

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Reinsurance recoverables related to this transaction were $835 million and $556 million as of December 31, 2007 and December 31, 2006, respectively. Premiums ceded to PARCC in 2007, 2006 and 2005 were $528 million and $388 million and $297 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $197 million, $144 million, and $111 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with Pruco Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverables were $53 million and $56 million as of December 31, 2007 and December 31, 2006, respectively. Premiums and fees ceded to Prudential Insurance in 2007, 2006 and 2005 were $203 million, $208 million and $178 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $191 million, $199 million and $174 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. During 2005, the Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005 as part of its risk management and capital management strategies for annuities.

The Company has reinsured a group annuity contract, with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Group annuities affiliated benefits ceded were $2 million in 2007, $2 million in 2006, and $2 million in 2005.

Pruco Re

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5"). The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities. Reinsurance recoverables related to this agreement were $35 million as of December 31, 2007.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2007, 2006 and 2005 from the Taiwan coinsurance agreement were $82 million, $84 million and $81 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2007, 2006 and 2005 from the Taiwan coinsurance agreement were $17 million, $15 million and $13 million, respectively.

Included in the total affiliated reinsurance recoverables balances of $1,598 million and $1,209 million at December 31, 2007 and December 31, 2006, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $650 million and $593 million at December 31, 2007 and December 31, 2006, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was $56 million of debt outstanding to Prudential Funding, LLC as of December 31, 2007 as compared to $25 million at December 31, 2006. Interest expense related to this agreement was $0.6 million in 2007 and $3 million in 2006, with related interest charged at a variable rate of 4.26% to 5.86%. As of December 31, 2007 and December 31, 2006, there was $415 million and $148 million, respectively, of asset-based financing.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

                                         Three months ended (in thousands)
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
 2007
 Total revenues                      $276,384 $272,384   $322,648    $288,608
 Total benefits and expenses          207,972  203,941    221,058     215,307
 Income from operations before
   income taxes                        68,412   68,443    101,590      73,301
 Net income                            56,027   50,163     85,914      55,230
                                     ======== ========   ========    ========

 2006
 Total revenues                      $244,962 $226,855   $210,515    $284,109
 Total benefits and expenses          203,567  202,608     31,204     203,808
 Income from operations before
   income taxes                        41,395   24,247    179,311      80,301
 Net income                            35,333   22,938    138,991      65,530
                                     ======== ========   ========    ========

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                          SUBACCOUNTS
                                           -------------------------------------------------------------------------
                                                                                            Prudential   Prudential
                                            Prudential     Prudential                        Flexible   Conservative
                                           Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                            Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                           ------------ ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value.. $291,002,500   $305,166,545     $382,485,917    $25,099,640  $37,048,059
                                           ------------   ------------     ------------    -----------  -----------
  Net Assets.............................. $291,002,500   $305,166,545     $382,485,917    $25,099,640  $37,048,059
                                           ============   ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units...................... $291,002,500   $305,166,545     $382,485,917    $25,099,640  $37,048,059
                                           ------------   ------------     ------------    -----------  -----------
                                           $291,002,500   $305,166,545     $382,485,917    $25,099,640  $37,048,059
                                           ============   ============     ============    ===========  ===========

  Units outstanding.......................  244,094,803    177,980,463      183,783,219     13,097,287   20,216,229
                                           ============   ============     ============    ===========  ===========

  Portfolio shares held...................   29,100,250     27,996,931       12,891,335      1,371,565    2,219,776
  Portfolio net asset value per share..... $      10.00   $      10.90     $      29.67    $     18.30  $     16.69
  Investment in portfolio shares, at
   cost................................... $291,002,500   $309,857,763     $348,874,377    $24,036,075  $34,191,777

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                          SUBACCOUNTS
                                           -------------------------------------------------------------------------
                                                                                            Prudential   Prudential
                                            Prudential     Prudential                        Flexible   Conservative
                                           Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                            Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                           ------------ ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income......................... $ 13,737,287   $ 15,946,329     $  4,077,316    $   602,010  $ 1,102,992
                                           ------------   ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    4,188,902      4,470,334        5,878,293        375,158      549,512
                                           ------------   ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..............    9,548,385     11,475,995       (1,800,977)       226,852      553,480
                                           ------------   ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....            0              0          258,203        966,258            0
  Realized gain (loss) on shares
   redeemed...............................            0       (837,392)       4,876,206        409,314      598,229
  Net change in unrealized gain (loss) on
   investments............................            0      2,507,890       27,433,819       (285,863)     677,697
                                           ------------   ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................            0      1,670,498       32,568,228      1,089,709    1,275,926
                                           ------------   ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $  9,548,385   $ 13,146,493     $ 30,767,251    $ 1,316,561  $ 1,829,406
                                           ============   ============     ============    ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                                 SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------
                               Prudential                                                    Prudential
 Prudential   Prudential High   Natural                                       Prudential        Small       T. Rowe Price
   Value        Yield Bond     Resources   Prudential Stock    Prudential      Jennison    Capitalization   International
 Portfolio       Portfolio     Portfolio   Index Portfolio  Global Portfolio  Portfolio    Stock Portfolio Stock Portfolio
------------  --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$400,689,069   $159,923,772   $22,993,836    $551,545,428     $135,883,053   $479,397,630   $ 94,435,497     $41,884,561
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------
$400,689,069   $159,923,772   $22,993,836    $551,545,428     $135,883,053   $479,397,630   $ 94,435,497     $41,884,561
============   ============   ===========    ============     ============   ============   ============     ===========

$400,689,069   $159,923,772   $22,993,836    $551,545,428     $135,883,053   $479,397,630   $ 94,435,497     $41,884,561
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------
$400,689,069   $159,923,772   $22,993,836    $551,545,428     $135,883,053   $479,397,630   $ 94,435,497     $41,884,561
============   ============   ===========    ============     ============   ============   ============     ===========

 158,069,268     95,300,290     2,521,301     299,308,791       67,856,474    269,107,914     35,286,455      24,451,997
============   ============   ===========    ============     ============   ============   ============     ===========

  17,094,244     31,419,209       408,561      14,971,374        5,519,214     20,373,890      4,431,511       2,365,023
$      23.44   $       5.09   $     56.28    $      36.84     $      24.62   $      23.53   $      21.31     $     17.71

$365,846,546   $199,254,794   $13,213,561    $485,638,901     $107,635,134   $453,606,569   $ 74,057,595     $32,441,762

                                                 SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------
                               Prudential                                                    Prudential
 Prudential   Prudential High   Natural                                       Prudential        Small       T. Rowe Price
   Value        Yield Bond     Resources   Prudential Stock    Prudential      Jennison    Capitalization   International
 Portfolio       Portfolio     Portfolio   Index Portfolio  Global Portfolio  Portfolio    Stock Portfolio Stock Portfolio
------------  --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$  5,876,480   $ 12,254,068   $   121,211    $  9,127,999     $  1,480,533   $  1,389,915   $    605,822     $   578,755
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------


   6,537,556      2,449,016       281,108       8,997,942        2,090,691      7,341,842      1,552,998         610,549
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------

    (661,076)     9,805,052      (159,897)        130,057         (610,158)    (5,951,927)      (947,176)        (31,794)
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------

  47,470,473              0     3,584,562               0                0              0      6,898,491       4,650,707

  21,349,379     (6,697,827)    1,993,557      15,820,502        5,221,065       (512,787)     9,399,824       2,907,894

 (58,913,015)      (785,085)    2,249,162       6,897,909        7,338,251     56,194,783    (16,479,504)     (2,772,301)
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------

   9,906,837     (7,482,912)    7,827,281      22,718,411       12,559,316     55,681,996       (181,189)      4,786,300
------------   ------------   -----------    ------------     ------------   ------------   ------------     -----------

$  9,245,761   $  2,322,140   $ 7,667,384    $ 22,848,468     $ 11,949,158   $ 49,730,069   $ (1,128,365)    $ 4,754,506
============   ============   ===========    ============     ============   ============   ============     ===========


  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                           SUBACCOUNTS
                                           ---------------------------------------------------------------------------

                                                                                                        Janus Aspen
                                                                                                         Large Cap
                                           T. Rowe Price  Premier VIT    Premier VIT                 Growth Portfolio -
                                           Equity Income OpCap Managed OpCap Small Cap AIM V.I. Core   Institutional
                                             Portfolio     Portfolio      Portfolio     Equity Fund        Shares
                                           ------------- ------------- --------------- ------------- ------------------
ASSETS
  Investment in the portfolios, at value.. $125,668,437  $132,248,504   $ 64,058,473   $166,656,329     $109,043,479
                                           ------------  ------------   ------------   ------------     ------------
  Net Assets.............................. $125,668,437  $132,248,504   $ 64,058,473   $166,656,329     $109,043,479
                                           ============  ============   ============   ============     ============

NET ASSETS, representing:
  Accumulation units...................... $125,668,437  $132,248,504   $ 64,058,473   $166,656,329     $109,043,479
                                           ------------  ------------   ------------   ------------     ------------
                                           $125,668,437  $132,248,504   $ 64,058,473   $166,656,329     $109,043,479
                                           ============  ============   ============   ============     ============

  Units outstanding.......................   52,567,150    76,642,743     25,324,620     87,692,122       61,484,350
                                           ============  ============   ============   ============     ============

  Portfolio shares held...................    5,304,704     3,424,353      2,194,535      5,725,054        4,125,746
  Portfolio net asset value per share..... $      23.69  $      38.62   $      29.19   $      29.11     $      26.43
  Investment in portfolio shares, at
   cost................................... $103,837,366  $139,384,340   $ 61,798,362   $139,464,349     $108,572,292

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                           SUBACCOUNTS
                                           ---------------------------------------------------------------------------

                                                                                                        Janus Aspen
                                                                                                      Large Cap Growth
                                           T. Rowe Price  Premier VIT    Premier VIT                    Portfolio -
                                           Equity Income OpCap Managed OpCap Small Cap AIM V.I. Core   Institutional
                                             Portfolio     Portfolio      Portfolio     Equity Fund        Shares
                                           ------------- ------------- --------------- ------------- ------------------
INVESTMENT INCOME
  Dividend income......................... $  2,359,544  $  3,171,474   $          0   $  1,883,919     $    789,797
                                           ------------  ------------   ------------   ------------     ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    1,983,532     2,043,526      1,034,578      2,533,273        1,577,699
                                           ------------  ------------   ------------   ------------     ------------

NET INVESTMENT INCOME (LOSS)..............      376,012     1,127,948     (1,034,578)      (649,354)        (787,902)
                                           ------------  ------------   ------------   ------------     ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    7,769,554    10,695,046     16,127,016              0                0
  Realized gain (loss) on shares
   redeemed...............................    7,331,835        13,019      3,952,665      5,769,201       (1,082,446)
  Net change in unrealized gain (loss) on
   investments............................  (12,173,679)   (9,165,369)   (19,199,575)     6,982,080       16,195,731
                                           ------------  ------------   ------------   ------------     ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................    2,927,710     1,542,696        880,106     12,751,281       15,113,285
                                           ------------  ------------   ------------   ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $  3,303,722  $  2,670,644   $   (154,472)  $ 12,101,927     $ 14,325,383
                                           ============  ============   ============   ============     ============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                           Franklin
   Janus Aspen                                                              Small-
  International                               Credit Suisse                Mid-Cap                       Prudential
Growth Portfolio -                            Trust Global    American      Growth      Prudential      Diversified
  Institutional    MFS Research MFS Emerging    Small Cap    Century VP   Securities  Jennison 20/20    Conservative
      Shares          Series    Growth Series   Portfolio    Value Fund      Fund     Focus Portfolio Growth Portfolio
------------------ ------------ ------------- ------------- -----------  -----------  --------------- ----------------
   $254,812,212    $33,009,480   $95,335,917   $18,049,710  $44,987,103  $41,618,057    $78,699,984     $121,479,287
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------
   $254,812,212    $33,009,480   $95,335,917   $18,049,710  $44,987,103  $41,618,057    $78,699,984     $121,479,287
   ============    ===========   ===========   ===========  ===========  ===========    ===========     ============

   $254,812,212    $33,009,480   $95,335,917   $18,049,710  $44,987,103  $41,618,057    $78,699,984     $121,479,287
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------
   $254,812,212    $33,009,480   $95,335,917   $18,049,710  $44,987,103  $41,618,057    $78,699,984     $121,479,287
   ============    ===========   ===========   ===========  ===========  ===========    ===========     ============

     58,642,797     18,594,406    54,292,172    13,308,089   21,699,456   22,772,786     44,588,199       81,707,989
   ============    ===========   ===========   ===========  ===========  ===========    ===========     ============

      3,898,596      1,627,686     3,811,912     1,281,940    6,022,370    1,816,589      4,921,825       10,260,075
   $      65.36    $     20.28   $     25.01   $     14.08  $      7.47  $     22.91    $     15.99     $      11.84

   $104,315,151    $27,787,137   $87,819,842   $17,473,277  $41,939,616  $40,794,280    $59,569,953     $105,974,953

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                           Franklin
   Janus Aspen                                                              Small-
  International                               Credit Suisse                Mid-Cap                       Prudential
Growth Portfolio -                            Trust Global    American      Growth      Prudential      Diversified
  Institutional    MFS Research MFS Emerging    Small Cap    Century VP   Securities  Jennison 20/20    Conservative
      Shares          Series    Growth Series   Portfolio    Value Fund      Fund     Focus Portfolio Growth Portfolio
------------------ ------------ ------------- ------------- -----------  -----------  --------------- ----------------
   $  1,524,207    $   251,339   $         0   $         0  $   895,970  $         0    $   472,054     $  4,178,703
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------


      3,478,422        491,632     1,351,105       295,520      758,394      639,854      1,174,029        1,781,676
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------

     (1,954,215)      (240,293)   (1,351,105)     (295,520)     137,576     (639,854)      (701,975)       2,397,027
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------

              0              0             0             0    4,646,224    3,336,067      7,217,340        4,660,818

     28,189,280        976,993      (275,360)      474,585    1,762,230      381,676      5,191,052        3,677,205

     31,861,438      3,178,588    18,817,545    (1,060,958)  (9,471,962)   1,310,503     (4,331,529)      (5,165,473)
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------

     60,050,718      4,155,581    18,542,185      (586,373)  (3,063,508)   5,028,246      8,076,863        3,172,550
   ------------    -----------   -----------   -----------  -----------  -----------    -----------     ------------

   $ 58,096,503    $ 3,915,288   $17,191,080   $  (881,893) $(2,925,932) $ 4,388,392    $ 7,374,888     $  5,569,577
   ============    ===========   ===========   ===========  ===========  ===========    ===========     ============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                           SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           Prudential SP                 Prudential SP
                                                        AllianceBernstein  T. Rowe Price   Prudential SP   Small Cap
                                           Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                            Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                           -----------  ----------------- ---------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value.. $63,255,251     $ 8,527,197      $58,021,125    $228,362,951  $181,131,595
                                           -----------     -----------      -----------    ------------  ------------
  Net Assets.............................. $63,255,251     $ 8,527,197      $58,021,125    $228,362,951  $181,131,595
                                           ===========     ===========      ===========    ============  ============

NET ASSETS, representing:
  Accumulation units...................... $63,255,251     $ 8,527,197      $58,021,125    $228,362,951  $181,131,595
                                           -----------     -----------      -----------    ------------  ------------
                                           $63,255,251     $ 8,527,197      $58,021,125    $228,362,951  $181,131,595
                                           ===========     ===========      ===========    ============  ============

  Units outstanding.......................  48,816,764      11,891,126       48,894,915     148,468,885   113,884,318
                                           ===========     ===========      ===========    ============  ============

  Portfolio shares held...................   4,368,457         284,619        7,496,269      19,030,246    14,822,553
  Portfolio net asset value per share..... $     14.48     $     29.96      $      7.74    $      12.00  $      12.22
  Investment in portfolio shares, at
   cost................................... $47,626,760     $ 7,175,718      $49,172,163    $182,692,226  $185,077,260

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                           SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           Prudential SP                 Prudential SP
                                                        AllianceBernstein  T. Rowe Price   Prudential SP   Small Cap
                                           Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                            Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                           -----------  ----------------- ---------------- ------------- -------------
INVESTMENT INCOME
  Dividend income......................... $   733,458     $         0      $   139,802    $  1,876,046  $  1,482,278
                                           -----------     -----------      -----------    ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............     970,122         126,855          993,429       4,016,868     3,366,824
                                           -----------     -----------      -----------    ------------  ------------

NET INVESTMENT INCOME (LOSS)..............    (236,664)       (126,855)        (853,627)     (2,140,822)   (1,884,546)
                                           -----------     -----------      -----------    ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   2,554,998               0                0       7,932,303    11,637,277
  Realized gain (loss) on shares
   redeemed...............................   3,945,085         336,322        1,421,093       9,727,778     4,577,654
  Net change in unrealized gain (loss) on
   investments............................  (3,967,269)        823,409        3,269,914      (8,196,204)  (23,410,698)
                                           -----------     -----------      -----------    ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................   2,532,814       1,159,731        4,691,007       9,463,877    (7,195,767)
                                           -----------     -----------      -----------    ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 2,296,150     $ 1,032,876      $ 3,837,380    $  7,323,055  $ (9,080,313)
                                           ===========     ===========      ===========    ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                   Prudential SP    Janus Aspen    Prudential SP  Prudential SP    Prudential SP
 Prudential SP    Prudential SP     PIMCO High       Large Cap       Large Cap       AIM Core        Strategic
   Small Cap       PIMCO Total         Yield      Growth Portfolio     Value          Equity      Partners Focused
Growth Portfolio Return Portfolio    Portfolio    - Service Shares   Portfolio      Portfolio     Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $38,339,922      $425,871,092    $170,618,204     $24,218,614    $ 81,709,678    $27,701,701      $29,675,223
  -----------      ------------    ------------     -----------    ------------    -----------      -----------
  $38,339,922      $425,871,092    $170,618,204     $24,218,614    $ 81,709,678    $27,701,701      $29,675,223
  ===========      ============    ============     ===========    ============    ===========      ===========

  $38,339,922      $425,871,092    $170,618,204     $24,218,614    $ 81,709,678    $27,701,701      $29,675,223
  -----------      ------------    ------------     -----------    ------------    -----------      -----------
  $38,339,922      $425,871,092    $170,618,204     $24,218,614    $ 81,709,678    $27,701,701      $29,675,223
  ===========      ============    ============     ===========    ============    ===========      ===========

   33,028,538       332,988,738     117,649,440      20,946,118      56,357,529     22,730,048       24,364,702
  ===========      ============    ============     ===========    ============    ===========      ===========

    5,038,098        36,492,810      17,356,887         928,628       6,924,549      3,169,531        3,575,328
  $      7.61      $      11.67    $       9.83     $     26.08    $      11.80    $      8.74      $      8.30

  $32,604,969      $411,571,338    $177,048,331     $18,564,284    $ 70,871,627    $22,096,763      $24,575,175

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                                    Janus Aspen    Prudential SP                   Prudential SP
 Prudential SP    Prudential SP    Prudential SP     Large Cap       Large Cap    Prudential SP      Strategic
   Small Cap       PIMCO Total      PIMCO High    Growth Portfolio     Value         AIM Core     Partners Focused
Growth Portfolio Return Portfolio Yield Portfolio - Service Shares   Portfolio   Equity Portfolio Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $         0      $ 18,162,141    $ 12,596,228     $   138,273    $  1,440,753    $   312,897      $         0
  -----------      ------------    ------------     -----------    ------------    -----------      -----------


      678,016         6,624,280       2,930,789         392,051       1,502,769        480,295          473,973
  -----------      ------------    ------------     -----------    ------------    -----------      -----------

     (678,016)       11,537,861       9,665,439        (253,778)        (62,016)      (167,398)        (473,973)
  -----------      ------------    ------------     -----------    ------------    -----------      -----------


    1,449,645                 0       2,583,607               0       5,486,832        272,889        1,143,821

    1,643,040           328,089         112,853         860,823       5,002,904      1,245,905        1,026,654

     (398,660)       19,218,370      (8,527,837)      2,292,064     (13,929,183)       381,256        2,022,933
  -----------      ------------    ------------     -----------    ------------    -----------      -----------

    2,694,025        19,546,459      (5,831,377)      3,152,887      (3,439,447)     1,900,050        4,193,408
  -----------      ------------    ------------     -----------    ------------    -----------      -----------

  $ 2,016,009      $ 31,084,320    $  3,834,062     $ 2,899,109    $ (3,501,463)   $ 1,732,652      $ 3,719,435
  ===========      ============    ============     ===========    ============    ===========      ===========

----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $100,293,155
  ------------
  $100,293,155
  ============

  $100,293,155
  ------------
  $100,293,155
  ============

    83,211,649
  ============

    13,319,144
  $       7.53

  $ 82,867,511


----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $    215,525
  ------------


     1,679,215
  ------------

    (1,463,690)
  ------------


     8,158,264

     4,684,928

     2,414,821
  ------------

    15,258,013
  ------------

  $ 13,794,323
  ============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------
                                                         Prudential SP
                                           SP Prudential Conservative  Prudential SP   Prudential SP     Prudential SP
                                           U.S. Emerging     Asset     Balanced Asset  Growth Asset        Aggressive
                                              Growth      Allocation     Allocation     Allocation        Growth Asset
                                             Portfolio     Portfolio     Portfolio       Portfolio    Allocation Portfolio
                                           ------------- ------------- -------------- --------------  --------------------
ASSETS
  Investment in the portfolios, at value.. $151,174,825  $578,395,432  $1,246,648,017 $1,076,920,430      $150,328,314
                                           ------------  ------------  -------------- --------------      ------------
  Net Assets.............................. $151,174,825  $578,395,432  $1,246,648,017 $1,076,920,430      $150,328,314
                                           ============  ============  ============== ==============      ============

NET ASSETS, representing:
  Accumulation units...................... $151,174,825  $578,395,432  $1,246,648,017 $1,076,920,430      $150,328,314
                                           ------------  ------------  -------------- --------------      ------------
                                           $151,174,825  $578,395,432  $1,246,648,017 $1,076,920,430      $150,328,314
                                           ============  ============  ============== ==============      ============

  Units outstanding.......................   87,699,272   339,433,316     645,652,884    486,655,639        87,310,185
                                           ============  ============  ============== ==============      ============

  Portfolio shares held...................   17,975,603    47,840,813     103,542,194     92,918,070        13,984,029
  Portfolio net asset value per share..... $       8.41  $      12.09  $        12.04 $        11.59      $      10.75
  Investment in portfolio shares, at
   cost................................... $125,257,548  $507,297,156  $1,040,843,480 $  866,138,987      $115,857,021

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------
                                                         Prudential SP
                                           SP Prudential Conservative  Prudential SP   Prudential SP     Prudential SP
                                           U.S. Emerging     Asset     Balanced Asset  Growth Asset        Aggressive
                                              Growth      Allocation     Allocation     Allocation        Growth Asset
                                             Portfolio     Portfolio     Portfolio       Portfolio    Allocation Portfolio
                                           ------------- ------------- -------------- --------------  --------------------
INVESTMENT INCOME
  Dividend income......................... $    481,007  $ 17,366,151  $   27,580,750 $   16,079,235      $  1,414,342
                                           ------------  ------------  -------------- --------------      ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    2,490,126    10,156,996      22,821,731     20,753,549         2,647,522
                                           ------------  ------------  -------------- --------------      ------------

NET INVESTMENT INCOME (LOSS)..............   (2,009,119)    7,209,155       4,759,019     (4,674,314)       (1,233,180)
                                           ------------  ------------  -------------- --------------      ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   14,415,918    12,540,190      34,480,040     37,774,038         6,725,749
  Realized gain (loss) on shares
   redeemed...............................    7,113,662    13,410,731      35,031,542     42,938,049         6,522,339
  Net change in unrealized gain (loss) on
   investments............................    2,220,897     9,390,927      16,410,384      2,676,997          (624,748)
                                           ------------  ------------  -------------- --------------      ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................   23,750,477    35,341,848      85,921,966     83,389,084        12,623,340
                                           ------------  ------------  -------------- --------------      ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 21,741,358  $ 42,551,003  $   90,680,985 $   78,714,770      $ 11,390,160
                                           ============  ============  ============== ==============      ============

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------


 Prudential SP    Prudential SP                                           Evergreen VA  Evergreen VA   Evergreen VA
 International    International  Evergreen VA  Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Balanced Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------- ------------ ------------ -------------- ------------- --------------
  $114,846,110    $116,626,234    $1,290,125    $1,417,389   $2,821,807   $ 4,175,375    $2,265,045     $4,082,077
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------
  $114,846,110    $116,626,234    $1,290,125    $1,417,389   $2,821,807   $ 4,175,375    $2,265,045     $4,082,077
  ============    ============    ==========    ==========   ==========   ===========    ==========     ==========

  $114,846,110    $116,626,234    $1,290,125    $1,417,389   $2,821,807   $ 4,175,375    $2,265,045     $4,082,077
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------
  $114,846,110    $116,626,234    $1,290,125    $1,417,389   $2,821,807   $ 4,175,375    $2,265,045     $4,082,077
  ============    ============    ==========    ==========   ==========   ===========    ==========     ==========

    63,064,027      60,178,743       940,462       753,568    1,719,713     2,396,456       118,621        288,937
  ============    ============    ==========    ==========   ==========   ===========    ==========     ==========

    13,479,590      10,971,424        83,288       101,098      142,372       307,239       134,504        211,178
  $       8.52    $      10.63    $    15.49    $    14.02   $    19.82   $     13.59    $    16.84     $    19.33

  $ 93,519,638    $ 98,871,738    $1,105,286    $1,267,676   $2,085,222   $ 4,599,862    $1,785,677     $3,417,948

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------


 Prudential SP    Prudential SP                                           Evergreen VA  Evergreen VA   Evergreen VA
 International    International  Evergreen VA  Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Balanced Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------- ------------ ------------ -------------- ------------- --------------
  $    742,112    $  2,393,056    $   53,574    $        0   $   15,746   $    66,777    $   54,283     $   45,928
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------


     1,758,203       1,917,021        22,742        24,686       50,147        80,077        38,504         70,414
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------

    (1,016,091)        476,035        30,832       (24,686)     (34,401)      (13,300)       15,779        (24,486)
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------

    15,345,981      22,164,851             0       279,525            0       603,225       165,768        323,178

     5,669,869       8,244,609        16,918        29,756      117,524        67,840        93,036        100,420

    (2,403,052)    (13,612,295)       12,696      (157,382)     199,252    (1,062,518)       (4,449)      (136,066)
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------

    18,612,798      16,797,165        29,614       151,899      316,776      (391,453)      254,355        287,532
  ------------    ------------    ----------    ----------   ----------   -----------    ----------     ----------

  $ 17,596,707    $ 17,273,200    $   60,446    $  127,213   $  282,375   $  (404,753)   $  270,134     $  263,046
  ============    ============    ==========    ==========   ==========   ===========    ==========     ==========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                          SUBACCOUNTS
                                           ------------------------------------------------------------------------
                                                                            AST American
                                                  AST         AST American    Century
                                           AllianceBernstein Century Income  Strategic    AST Cohen &     AST UBS
                                            Growth & Income     & Growth     Allocation  Steers Realty Dynamic Alpha
                                               Portfolio       Portfolio     Portfolio     Portfolio     Portfolio
                                           ----------------- -------------- ------------ ------------- -------------
ASSETS
  Investment in the portfolios, at value..    $14,250,692      $8,118,549   $18,235,214   $16,506,450   $39,597,388
                                              -----------      ----------   -----------   -----------   -----------
  Net Assets..............................    $14,250,692      $8,118,549   $18,235,214   $16,506,450   $39,597,388
                                              ===========      ==========   ===========   ===========   ===========

NET ASSETS, representing:
  Accumulation units......................    $14,250,692      $8,118,549   $18,235,214   $16,506,450   $39,597,388
                                              -----------      ----------   -----------   -----------   -----------
                                              $14,250,692      $8,118,549   $18,235,214   $16,506,450   $39,597,388
                                              ===========      ==========   ===========   ===========   ===========

  Units outstanding.......................      1,199,878         715,290     1,579,261     1,383,856     3,548,377
                                              ===========      ==========   ===========   ===========   ===========

  Portfolio shares held...................        603,332         527,521     1,189,512     1,361,918     2,875,627
  Portfolio net asset value per share.....    $     23.62      $    15.39   $     15.33   $     12.12   $     13.77
  Investment in portfolio shares, at
   cost...................................    $14,025,532      $8,022,781   $18,627,339   $23,377,753   $40,416,912

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                          SUBACCOUNTS
                                           ------------------------------------------------------------------------
                                                                            AST American
                                                  AST         AST American    Century
                                           AllianceBernstein Century Income  Strategic    AST Cohen &     AST UBS
                                            Growth & Income     & Growth     Allocation  Steers Realty Dynamic Alpha
                                               Portfolio       Portfolio     Portfolio     Portfolio     Portfolio
                                           ----------------- -------------- ------------ ------------- -------------
INVESTMENT INCOME
  Dividend income.........................    $   138,809      $  155,376   $   288,007   $   778,539   $   285,379
                                              -----------      ----------   -----------   -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............        191,959         114,349       164,988       358,180       353,816
                                              -----------      ----------   -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS)..............        (53,150)         41,027       123,019       420,359       (68,437)
                                              -----------      ----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received....        463,061               0       775,012     3,766,843             0
  Realized gain (loss) on shares
   redeemed...............................        206,683         145,146       110,635       447,685        75,672
  Net change in unrealized gain (loss) on
   investments............................       (405,829)       (465,991)     (582,519)   (9,658,775)   (1,086,609)
                                              -----------      ----------   -----------   -----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................        263,915        (320,845)      303,128    (5,444,247)   (1,010,937)
                                              -----------      ----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................    $   210,765      $ (279,818)  $   426,147   $(5,023,888)  $(1,079,374)
                                              ===========      ==========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   AST Goldman
   AST DeAm      AST Neuberger      AST DeAm                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $20,277,318      $5,667,073      $ 4,888,852     $8,670,397     $11,436,497      $6,093,465      $11,457,030     $12,623,686
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------
  $20,277,318      $5,667,073      $ 4,888,852     $8,670,397     $11,436,497      $6,093,465      $11,457,030     $12,623,686
  ===========      ==========      ===========     ==========     ===========      ==========      ===========     ===========

  $20,277,318      $5,667,073      $ 4,888,852     $8,670,397     $11,436,497      $6,093,465      $11,457,030     $12,623,686
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------
  $20,277,318      $5,667,073      $ 4,888,852     $8,670,397     $11,436,497      $6,093,465      $11,457,030     $12,623,686
  ===========      ==========      ===========     ==========     ===========      ==========      ===========     ===========

    1,645,958         466,332          532,811        806,798         898,714         539,593        1,042,991       1,012,604
  ===========      ==========      ===========     ==========     ===========      ==========      ===========     ===========

    1,614,436         528,645          537,236      1,118,761         990,173         505,262          811,979         453,111
  $     12.56      $    10.72      $      9.10     $     7.75     $     11.55      $    12.06      $     14.11     $     27.86

  $21,182,037      $5,008,409      $ 6,443,171     $9,168,681     $11,229,751      $6,202,359      $13,093,975     $11,709,953

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   AST Goldman
   AST DeAm      AST Neuberger      AST DeAm                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $   239,100      $        0      $    51,189     $  866,516     $         0      $   21,662      $   117,759     $         0
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------


      366,381          64,788           84,463        145,759         177,069          94,358          197,496         142,373
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------

     (127,281)        (64,788)         (33,274)       720,757        (177,069)        (72,696)         (79,737)       (142,373)
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------


    1,522,062               0          792,631              0       1,089,226         163,908        1,307,198               0

      677,135          59,979           33,809        178,816         351,320          79,518          282,806         234,792

   (2,366,393)        573,788       (1,908,008)      (833,723)       (414,145)       (200,240)      (2,476,936)        594,826
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------

     (167,196)        633,767       (1,081,568)      (654,907)      1,026,401          43,186         (886,932)        829,618
  -----------      ----------      -----------     ----------     -----------      ----------      -----------     -----------

  $  (294,477)     $  568,979      $(1,114,842)    $   65,850     $   849,332      $  (29,510)     $  (966,669)    $   687,245
  ===========      ==========      ===========     ==========     ===========      ==========      ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                           SUBACCOUNTS
                                           --------------------------------------------------------------------------

                                             AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                            Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                           Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                           ---------------- --------------- --------------- -------------- ----------
ASSETS
  Investment in the portfolios, at value..   $11,534,553      $16,499,715     $14,416,077    $34,477,958   $6,622,678
                                             -----------      -----------     -----------    -----------   ----------
  Net Assets..............................   $11,534,553      $16,499,715     $14,416,077    $34,477,958   $6,622,678
                                             ===========      ===========     ===========    ===========   ==========

NET ASSETS, representing:
  Accumulation units......................   $11,534,553      $16,499,715     $14,416,077    $34,477,958   $6,622,678
                                             -----------      -----------     -----------    -----------   ----------
                                             $11,534,553      $16,499,715     $14,416,077    $34,477,958   $6,622,678
                                             ===========      ===========     ===========    ===========   ==========

  Units outstanding.......................       918,532        1,453,309       1,291,635      2,731,660      520,711
                                             ===========      ===========     ===========    ===========   ==========

  Portfolio shares held...................     1,968,354          879,047       1,243,838      1,469,022      610,948
  Portfolio net asset value per share.....   $      5.86      $     18.77     $     11.59    $     23.47   $    10.84
  Investment in portfolio shares, at
   cost...................................   $10,195,579      $16,238,131     $14,439,913    $29,864,927   $5,752,504

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                           SUBACCOUNTS
                                           --------------------------------------------------------------------------

                                             AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                            Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                           Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                           ---------------- --------------- --------------- -------------- ----------
INVESTMENT INCOME
  Dividend income.........................   $         0      $   200,937     $   858,523    $    58,856   $    1,980
                                             -----------      -----------     -----------    -----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............       148,875          288,146         207,561        475,384       84,725
                                             -----------      -----------     -----------    -----------   ----------

NET INVESTMENT INCOME (LOSS)..............      (148,875)         (87,209)        650,962       (416,528)     (82,745)
                                             -----------      -----------     -----------    -----------   ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....             0          464,781          58,143              0            0
  Realized gain (loss) on shares
   redeemed...............................       224,110          503,082         163,472        578,466      115,517
  Net change in unrealized gain (loss) on
   investments............................     1,024,063       (1,696,825)       (411,829)     3,022,114      562,164
                                             -----------      -----------     -----------    -----------   ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................     1,248,173         (728,962)       (190,214)     3,600,580      677,681
                                             -----------      -----------     -----------    -----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $ 1,099,298      $  (816,171)    $   460,748    $ 3,184,052   $  594,936
                                             ===========      ===========     ===========    ===========   ==========


  The accompanying notes are an integral part of these financial statements.

                                      A11

                                                       SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                         AST               AST                           AST T. Rowe
 AST Neuberger    AST Neuberger     AST PIMCO     AllianceBernstein AllianceBernstein AST T. Rowe Price  Price Asset
 Berman Mid-Cap  Berman Mid-Cap  Limited Maturity    Core Value       Managed Index   Natural Resources  Allocation
Growth Portfolio Value Portfolio  Bond Portfolio      Portfolio       500 Portfolio       Portfolio       Portfolio
---------------- --------------- ---------------- ----------------- ----------------- ----------------- ------------
  $23,862,925      $20,640,448     $11,399,640       $ 9,668,407       $8,304,699       $101,044,329    $149,838,968
  -----------      -----------     -----------       -----------       ----------       ------------    ------------
  $23,862,925      $20,640,448     $11,399,640       $ 9,668,407       $8,304,699       $101,044,329    $149,838,968
  ===========      ===========     ===========       ===========       ==========       ============    ============

  $23,862,925      $20,640,448     $11,399,640       $ 9,668,407       $8,304,699       $101,044,329    $149,838,968
  -----------      -----------     -----------       -----------       ----------       ------------    ------------
  $23,862,925      $20,640,448     $11,399,640       $ 9,668,407       $8,304,699       $101,044,329    $149,838,968
  ===========      ===========     ===========       ===========       ==========       ============    ============

    1,637,350        1,765,979       1,058,689           861,734          749,258          5,782,932      12,962,530
  ===========      ===========     ===========       ===========       ==========       ============    ============

    1,060,103        1,222,775       1,003,489           769,165          606,182          2,601,553       8,301,328
  $     22.51      $     16.88     $     11.36       $     12.57       $    13.70       $      38.84    $      18.05

  $20,427,002      $23,406,591     $11,267,365       $10,542,904       $8,148,909       $ 79,897,664    $152,338,130

                                                       SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                         AST               AST                           AST T. Rowe
 AST Neuberger    AST Neuberger     AST PIMCO     AllianceBernstein AllianceBernstein AST T. Rowe Price  Price Asset
 Berman Mid-Cap  Berman Mid-Cap  Limited Maturity    Core Value       Managed Index   Natural Resources  Allocation
Growth Portfolio Value Portfolio  Bond Portfolio      Portfolio       500 Portfolio       Portfolio       Portfolio
---------------- --------------- ---------------- ----------------- ----------------- ----------------- ------------
  $         0      $   161,603     $   545,034       $   153,337       $  126,051       $    486,262    $  1,357,879
  -----------      -----------     -----------       -----------       ----------       ------------    ------------


      302,079          353,408         157,777           143,574          100,946          1,247,348       1,614,022
  -----------      -----------     -----------       -----------       ----------       ------------    ------------

     (302,079)        (191,805)        387,257             9,763           25,105           (761,086)       (256,143)
  -----------      -----------     -----------       -----------       ----------       ------------    ------------

            0        3,010,159               0           480,617                0          5,212,592       3,942,554

      726,631          137,587          97,171           191,203          118,332          2,865,358         330,287

    2,388,846       (3,035,117)          6,161        (1,293,564)        (233,509)        17,169,209      (2,897,322)
  -----------      -----------     -----------       -----------       ----------       ------------    ------------

    3,115,477          112,629         103,332          (621,744)        (115,177)        25,247,159       1,375,519
  -----------      -----------     -----------       -----------       ----------       ------------    ------------

  $ 2,813,398      $   (79,176)    $   490,589       $  (611,981)      $  (90,072)      $ 24,486,073    $  1,119,376
  ===========      ===========     ===========       ===========       ==========       ============    ============

----------------

    AST MFS
     Global
Equity Portfolio
----------------
  $10,943,697
  -----------
  $10,943,697
  ===========

  $10,943,697
  -----------
  $10,943,697
  ===========

      832,347
  ===========

      792,447
  $     13.81

  $11,206,685


----------------

    AST MFS
     Global
Equity Portfolio
----------------
  $   237,805
  -----------


      158,278
  -----------

       79,527
  -----------

    1,201,198

      300,996

     (948,730)
  -----------

      553,464
  -----------

  $   632,991
  ===========


  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                              SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                                                             AST Capital
                                             AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset     AST Balanced
                                            International    Price Global  Asset Allocation   Allocation    Asset Allocation
                                           Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                           ---------------- -------------- ---------------- --------------  ----------------
ASSETS
  Investment in the portfolios, at value..   $23,122,009     $15,780,965     $63,387,591    $1,492,029,847   $1,203,763,125
                                             -----------     -----------     -----------    --------------   --------------
  Net Assets..............................   $23,122,009     $15,780,965     $63,387,591    $1,492,029,847   $1,203,763,125
                                             ===========     ===========     ===========    ==============   ==============

NET ASSETS, representing:
  Accumulation units......................   $23,122,009     $15,780,965     $63,387,591    $1,492,029,847   $1,203,763,125
                                             -----------     -----------     -----------    --------------   --------------
                                             $23,122,009     $15,780,965     $63,387,591    $1,492,029,847   $1,203,763,125
                                             ===========     ===========     ===========    ==============   ==============

  Units outstanding.......................     1,776,624       1,471,615       5,322,867       126,428,108      103,751,420
                                             ===========     ===========     ===========    ==============   ==============

  Portfolio shares held...................       879,833       1,276,777       5,030,761       119,938,091       98,831,127
  Portfolio net asset value per share.....   $     26.28     $     12.36     $     12.60    $        12.44   $        12.18
  Investment in portfolio shares, at
   cost...................................   $20,678,491     $15,204,294     $57,016,471    $1,364,520,781   $1,096,318,092

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                              SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                                                             AST Capital
                                             AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset     AST Balanced
                                            International    Price Global  Asset Allocation   Allocation    Asset Allocation
                                           Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                           ---------------- -------------- ---------------- --------------  ----------------
INVESTMENT INCOME
  Dividend income.........................   $   340,650     $   354,578     $    84,565    $    2,668,554   $    3,515,146
                                             -----------     -----------     -----------    --------------   --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............       336,222         150,852         909,865        24,347,552       19,644,628
                                             -----------     -----------     -----------    --------------   --------------

NET INVESTMENT INCOME (LOSS)..............         4,428         203,726        (825,300)      (21,678,998)     (16,129,482)
                                             -----------     -----------     -----------    --------------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....             0               0         342,015         4,168,071        3,421,811
  Realized gain (loss) on shares
   redeemed...............................       634,849         116,321         877,690        13,033,818        8,885,116
  Net change in unrealized gain (loss) on
   investments............................       673,828         383,880       3,111,657        74,686,796       62,580,914
                                             -----------     -----------     -----------    --------------   --------------

NET GAIN (LOSS) ON
   INVESTMENTS............................     1,308,677         500,201       4,331,362        91,888,685       74,887,841
                                             -----------     -----------     -----------    --------------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $ 1,313,105     $   703,927     $ 3,506,062    $   70,209,687   $   58,758,359
                                             ===========     ===========     ===========    ==============   ==============

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
AST Conservative AST Preservation AST First Trust     Capital      AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation    Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio  Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- ------------  ---------------- ----------------
  $418,781,388     $134,485,369    $181,879,552     $270,043,125   $308,459,258     $5,475,062      $15,685,147
  ------------     ------------    ------------     ------------   ------------     ----------      -----------
  $418,781,388     $134,485,369    $181,879,552     $270,043,125   $308,459,258     $5,475,062      $15,685,147
  ============     ============    ============     ============   ============     ==========      ===========

  $418,781,388     $134,485,369    $181,879,552     $270,043,125   $308,459,258     $5,475,062      $15,685,147
  ------------     ------------    ------------     ------------   ------------     ----------      -----------
  $418,781,388     $134,485,369    $181,879,552     $270,043,125   $308,459,258     $5,475,062      $15,685,147
  ============     ============    ============     ============   ============     ==========      ===========

    36,429,104       11,972,174      16,264,877       23,823,742     27,227,717        491,260        1,485,801
  ============     ============    ============     ============   ============     ==========      ===========

    34,724,825       11,416,415      15,692,800       22,885,011     26,229,529        466,360       15,685,147
  $      12.06     $      11.78    $      11.59     $      11.80   $      11.76     $    11.74      $      1.00

  $385,956,548     $126,381,771    $172,249,319     $254,700,676   $288,427,585     $5,225,304      $15,685,147

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
AST Conservative AST Preservation AST First Trust     Capital      AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation    Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio  Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- ------------  ---------------- ----------------
  $  1,027,419     $    270,668    $    655,610     $    518,407   $  1,071,182     $    6,507      $   564,331
  ------------     ------------    ------------     ------------   ------------     ----------      -----------


     6,277,149        1,877,956       2,634,809        3,476,643      4,565,586         57,558          178,971
  ------------     ------------    ------------     ------------   ------------     ----------      -----------

    (5,249,730)      (1,607,288)     (1,979,199)      (2,958,236)    (3,494,404)       (51,051)         385,360
  ------------     ------------    ------------     ------------   ------------     ----------      -----------

       898,182                0          57,591          190,369        361,600              0                0

     3,697,914        2,109,095       1,022,890        1,487,923      1,559,999         16,000                0

    20,392,734        5,722,307       6,506,632       11,311,415     14,749,115        170,389                0
  ------------     ------------    ------------     ------------   ------------     ----------      -----------

    24,988,830        7,831,402       7,587,113       12,989,707     16,670,714        186,389                0
  ------------     ------------    ------------     ------------   ------------     ----------      -----------

  $ 19,739,100     $  6,224,114    $  5,607,914     $ 10,031,471   $ 13,176,310     $  135,338      $   385,360
  ============     ============    ============     ============   ============     ==========      ===========

----------------


 AST Small-Cap
Growth Portfolio
----------------
   $2,265,381
   ----------
   $2,265,381
   ==========

   $2,265,381
   ----------
   $2,265,381
   ==========

      216,366
   ==========

      131,479
   $    17.23

   $2,202,699


----------------


 AST Small-Cap
Growth Portfolio
----------------
   $        0
   ----------


       23,980
   ----------

      (23,980)
   ----------

            0

        6,141

       31,592
   ----------

       37,733
   ----------

   $   13,753
   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                              SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                           AST PIMCO Total                                       AST Western   Gartmore NVIT
                                             Return Bond   AST International AST International Asset Core Plus  Developing
                                              Portfolio     Value Portfolio  Growth Portfolio  Bond Portfolio     Markets
                                           --------------- ----------------- ----------------- --------------- -------------
ASSETS
  Investment in the portfolios, at value..   $11,917,122      $8,933,146        $6,829,893         $25,399      $35,529,690
                                             -----------      ----------        ----------         -------      -----------
  Net Assets..............................   $11,917,122      $8,933,146        $6,829,893         $25,399      $35,529,690
                                             ===========      ==========        ==========         =======      ===========

NET ASSETS, representing:
  Accumulation units......................   $11,917,122      $8,933,146        $6,829,893         $25,399      $35,529,690
                                             -----------      ----------        ----------         -------      -----------
                                             $11,917,122      $8,933,146        $6,829,893         $25,399      $35,529,690
                                             ===========      ==========        ==========         =======      ===========

  Units outstanding.......................     1,086,162         709,326           550,016           2,546        1,575,266
                                             ===========      ==========        ==========         =======      ===========

  Portfolio shares held...................       984,886         406,237           374,036           2,540        1,837,109
  Portfolio net asset value per share.....   $     12.10      $    21.99        $    18.26         $ 10.00      $     19.34
  Investment in portfolio shares, at
   cost...................................   $11,479,886      $8,228,936        $6,511,144         $25,247      $28,138,886

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                              SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                           AST PIMCO Total                                       AST Western   Gartmore NVIT
                                             Return Bond   AST International AST International Asset Core Plus  Developing
                                              Portfolio     Value Portfolio  Growth Portfolio  Bond Portfolio     Markets
                                           --------------- ----------------- ----------------- --------------- -------------
INVESTMENT INCOME
  Dividend income.........................   $   255,486      $   80,651        $   27,083         $     0      $   123,631
                                             -----------      ----------        ----------         -------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............       116,864          90,862            67,514              18          445,535
                                             -----------      ----------        ----------         -------      -----------

NET INVESTMENT INCOME (LOSS)..............       138,622         (10,211)          (40,431)            (18)        (321,904)
                                             -----------      ----------        ----------         -------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....             0               0           448,346               0        3,551,044
  Realized gain (loss) on shares
   redeemed...............................        27,212          54,754            23,609               0        1,283,010
  Net change in unrealized gain (loss) on
   investments............................       414,477         551,515           179,366             152        4,522,848
                                             -----------      ----------        ----------         -------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................       441,689         606,269           651,321             152        9,356,902
                                             -----------      ----------        ----------         -------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $   580,311      $  596,058        $  610,890         $   134      $ 9,034,998
                                             ===========      ==========        ==========         =======      ===========

  The accompanying notes are an integral part of these financial statements.

                                      A15

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                       SUBACCOUNTS
                                  ------------------------------------------------------------------------------------
                                     Prudential Money Market    Prudential Diversified Bond      Prudential Equity
                                            Portfolio                    Portfolio                   Portfolio
                                  ----------------------------  --------------------------  --------------------------
                                    01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                        to             to            to            to            to            to
                                    12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                                  -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)........................ $   9,548,385  $   7,776,424  $ 11,475,995  $ 12,252,201  $ (1,800,977) $ (1,676,253)
  Capital gains distributions
   received......................             0              0             0     3,390,503       258,203             0
  Realized gain (loss) on shares
   redeemed......................             0              0      (837,392)   (1,917,204)    4,876,206    (4,870,322)
  Net change in unrealized gain
   (loss) on investments.........             0              0     2,507,890    (2,049,948)   27,433,819    49,868,964
                                  -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     9,548,385      7,776,424    13,146,493    11,675,552    30,767,251    43,322,389
                                  -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................    10,727,673     39,583,527     1,181,977     1,205,304     1,416,033     4,925,902
  Policy loans...................      (727,172)             0      (807,793)            0      (463,322)            0
  Surrenders, withdrawals and
   death benefits................   (88,346,525)   (70,925,725)  (49,139,378)  (58,559,232)  (55,433,839)  (59,088,141)
  Net transfers between other
   subaccounts or fixed rate
   option........................   101,546,287     72,362,266     6,302,802    (3,645,370)  (10,498,653)  (10,181,128)
  Withdrawal and other
   charges.......................      (224,617)      (196,764)     (114,413)     (137,508)     (328,819)     (344,567)
                                  -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................    22,975,646     40,823,304   (42,576,805)  (61,136,806)  (65,308,600)  (64,687,934)
                                  -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    32,524,031     48,599,728   (29,430,312)  (49,461,254)  (34,541,349)  (21,365,545)

NET ASSETS
  Beginning of period............   258,478,469    209,878,741   334,596,857   384,058,111   417,027,266   438,392,811
                                  -------------  -------------  ------------  ------------  ------------  ------------
  End of period.................. $ 291,002,500  $ 258,478,469  $305,166,545  $334,596,857  $382,485,917  $417,027,266
                                  =============  =============  ============  ============  ============  ============

  Beginning units................   223,442,335    183,245,546   203,399,251   241,749,366   215,287,865   249,849,581
                                  -------------  -------------  ------------  ------------  ------------  ------------
  Units issued...................   216,356,089    224,716,223    12,902,592    12,565,409     5,493,098    12,304,175
  Units redeemed.................  (195,703,621)  (184,519,434)  (38,321,380)  (50,915,524)  (36,997,744)  (46,865,891)
                                  -------------  -------------  ------------  ------------  ------------  ------------
  Ending units...................   244,094,803    223,442,335   177,980,463   203,399,251   183,783,219   215,287,865
                                  =============  =============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                          SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
Prudential Flexible Managed Prudential Conservative Balanced                             Prudential High Yield Bond
        Portfolio                   Portfolio                Prudential Value Portfolio           Portfolio
--------------------------  -------------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007       01/01/2006      01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to               to              to            to            to            to
 12/31/2007    12/31/2006    12/31/2007       12/31/2006      12/31/2007    12/31/2006    12/31/2007    12/31/2006
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------

$   226,852   $   179,687   $   553,480      $   534,992     $   (661,076) $       (184) $  9,805,052  $ 12,177,777

    966,258       413,599             0           94,797       47,470,473    15,472,976             0             0

    409,314       (95,219)      598,229          (22,801)      21,349,379    10,197,654    (6,697,827)   (8,755,571)
   (285,863)    2,311,472       677,697        2,978,213      (58,913,015)   48,675,780      (785,085)   12,565,141
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------

  1,316,561     2,809,539     1,829,406        3,585,201        9,245,761    74,346,226     2,322,140    15,987,347
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------

    161,905       124,121       181,096          112,794        4,261,703    10,476,188       771,928       526,197
      1,290             0        11,560                0         (449,994)            0      (504,627)            0

 (4,041,063)   (4,572,317)   (6,098,870)      (7,467,071)     (61,991,399)  (58,804,292)  (28,790,219)  (32,249,084)

    (43,244)      (11,640)      130,045         (503,965)     (15,861,422)   13,819,291       680,226    (2,210,137)

          0             0             0                0         (339,878)     (340,295)      (62,134)      (74,497)
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------

 (3,921,112)   (4,459,836)   (5,776,169)      (7,858,242)     (74,380,990)  (34,849,108)  (27,904,826)  (34,007,521)
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------

 (2,604,551)   (1,650,297)   (3,946,763)      (4,273,041)     (65,135,229)   39,497,118   (25,582,686)  (18,020,174)

 27,704,191    29,354,488    40,994,822       45,267,863      465,824,298   426,327,180   185,506,458   203,526,632
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------
$25,099,640   $27,704,191   $37,048,059      $40,994,822     $400,689,069  $465,824,298  $159,923,772  $185,506,458
===========   ===========     ===========     ===========    ============  ============  ============  ============

 15,162,765    17,772,934    23,409,828       28,152,882      186,032,754   196,035,426   111,866,241   133,430,816
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------
    369,459       699,008       607,803          808,476       15,187,396    32,270,453     7,180,776     7,362,174
 (2,434,937)   (3,309,177)   (3,801,402)      (5,551,530)     (43,150,882)  (42,273,125)  (23,746,727)  (28,926,749)
-----------   -----------     -----------     -----------    ------------  ------------  ------------  ------------
 13,097,287    15,162,765    20,216,229       23,409,828      158,069,268   186,032,754    95,300,290   111,866,241
===========   ===========     ===========     ===========    ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                     SUBACCOUNTS
                                  ---------------------------------------------------------------------------------
                                     Prudential Natural        Prudential Stock Index
                                     Resources Portfolio             Portfolio           Prudential Global Portfolio
                                  ------------------------  ---------------------------  --------------------------
                                   01/01/2007   01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                       to           to            to            to            to            to
                                   12/31/2007   12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                                  -----------  -----------  -------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)........................ $  (159,897) $   100,391  $     130,057  $    535,143  $   (610,158) $ (1,108,147)
  Capital gains distributions
   received......................   3,584,562    2,906,033              0     1,787,812             0             0
  Realized gain (loss) on shares
   redeemed......................   1,993,557    1,350,198     15,820,502     1,129,663     5,221,065     1,573,523
  Net change in unrealized gain
   (loss) on investments.........   2,249,162   (1,007,919)     6,897,909    77,661,875     7,338,251    21,867,218
                                  -----------  -----------  -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   7,667,384    3,348,703     22,848,468    81,114,493    11,949,158    22,332,594
                                  -----------  -----------  -------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      37,278       33,751      3,493,519    10,257,663       716,401     2,909,857
  Policy loans...................      (9,680)           0       (661,355)            0       (75,571)            0
  Surrenders, withdrawals and
   death benefits................  (3,264,252)  (2,169,984)   (80,041,585)  (80,438,715)  (16,681,139)  (16,997,955)
  Net transfers between other
   subaccounts or fixed rate
   option........................     138,204      (90,236)   (24,670,365)  (24,570,702)     (589,358)      803,904
  Withdrawal and other
   charges.......................           0            0       (673,182)     (695,808)     (146,643)     (142,603)
                                  -----------  -----------  -------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (3,098,450)  (2,226,469)  (102,552,968)  (95,447,562)  (16,776,310)  (13,426,797)
                                  -----------  -----------  -------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   4,568,934    1,122,234    (79,704,500)  (14,333,069)   (4,827,152)    8,905,797

NET ASSETS
  Beginning of period............  18,424,902   17,302,668    631,249,928   645,582,997   140,710,205   131,804,408
                                  -----------  -----------  -------------  ------------  ------------  ------------
  End of period.................. $22,993,836  $18,424,902  $ 551,545,428  $631,249,928  $135,883,053  $140,710,205
                                  ===========  ===========  =============  ============  ============  ============

  Beginning units................   2,954,361    3,343,485    353,178,451   407,097,676    76,283,837    83,554,243
                                  -----------  -----------  -------------  ------------  ------------  ------------
  Units issued...................     196,124      343,428     14,756,645    23,683,536     6,673,569    10,366,636
  Units redeemed.................    (629,184)    (732,552)   (68,626,305)  (77,602,761)  (15,100,932)  (17,637,042)
                                  -----------  -----------  -------------  ------------  ------------  ------------
  Ending units...................   2,521,301    2,954,361    299,308,791   353,178,451    67,856,474    76,283,837
                                  ===========  ===========  =============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                           SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
                              Prudential Small Capitalization T. Rowe Price International T. Rowe Price Equity Income
Prudential Jennison Portfolio       Stock Portfolio                Stock Portfolio                 Portfolio
----------------------------  ------------------------------  --------------------------  --------------------------
 01/01/2007     01/01/2006     01/01/2007      01/01/2006      01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to             to             to              to              to            to            to            to
 12/31/2007     12/31/2006     12/31/2007      12/31/2006      12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------

$ (5,951,927)  $ (6,475,965)  $   (947,176)   $ (1,017,421)   $   (31,794)  $   (96,847)  $    376,012  $    238,995

           0              0      6,898,491       5,781,766      4,650,707       147,964      7,769,554     3,986,181

    (512,787)   (11,372,036)     9,399,824       6,477,477      2,907,894     1,272,241      7,331,835     5,047,834

  56,194,783     16,651,377    (16,479,504)      3,596,628     (2,772,301)    5,507,085    (12,173,679)   14,185,714
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------

  49,730,069     (1,196,624)    (1,128,365)     14,838,450      4,754,506     6,830,443      3,303,722    23,458,724
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------


   2,275,580      9,715,746        334,155         508,527        111,724       127,599        284,480       398,685
    (415,017)             0        (94,347)              0        (27,906)            0       (326,903)            0

 (71,998,268)   (73,716,783)   (21,428,107)    (17,720,143)    (8,042,336)   (5,605,088)   (24,913,370)  (22,328,280)

 (25,030,815)   (18,181,108)    (1,550,334)     (1,625,266)       316,762     1,703,895     (1,572,264)   (3,025,744)

    (436,599)      (484,963)       (29,668)        (35,854)       (12,117)      (13,886)       (43,287)      (50,311)
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------

 (95,605,119)   (82,667,108)   (22,768,301)    (18,872,736)    (7,653,873)   (3,787,480)   (26,571,344)  (25,005,650)
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------

 (45,875,050)   (83,863,732)   (23,896,666)     (4,034,286)    (2,899,367)    3,042,963    (23,267,622)   (1,546,926)

 525,272,680    609,136,412    118,332,163     122,366,449     44,783,928    41,740,965    148,936,059   150,482,985
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------
$479,397,630   $525,272,680   $ 94,435,497    $118,332,163    $41,884,561   $44,783,928   $125,668,437  $148,936,059
============   ============    ============    ============   ===========   ===========   ============  ============

 323,559,966    372,672,622     43,382,910      50,766,359     29,145,102    31,878,652     63,395,065    75,164,589
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------
  11,031,220     31,388,764      3,148,402       4,767,711      2,947,788     4,134,435      3,114,914     4,165,109
 (65,483,272)   (80,501,420)   (11,244,857)    (12,151,160)    (7,640,893)   (6,867,985)   (13,942,829)  (15,934,633)
------------   ------------    ------------    ------------   -----------   -----------   ------------  ------------
 269,107,914    323,559,966     35,286,455      43,382,910     24,451,997    29,145,102     52,567,150    63,395,065
============   ============    ============    ============   ===========   ===========   ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                      SUBACCOUNTS
                                  ----------------------------------------------------------------------------------

                                   Premier VIT OpCap Managed  Premier VIT OpCap Small Cap
                                           Portfolio                   Portfolio           AIM V.I. Core Equity Fund
                                  --------------------------  --------------------------  --------------------------
                                   01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                       to            to            to            to            to            to
                                   12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                                  ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)........................ $  1,127,948  $    674,868  $ (1,034,578) $ (1,099,945) $   (649,354) $ (1,086,203)
  Capital gains distributions
   received......................   10,695,046    18,127,497    16,127,016     4,436,896             0             0
  Realized gain (loss) on shares
   redeemed......................       13,019      (919,479)    3,952,665     3,287,890     5,769,201     1,524,131
  Net change in unrealized gain
   (loss) on investments.........   (9,165,369)   (5,355,665)  (19,199,575)    9,542,066     6,982,080    18,652,413
                                  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    2,670,644    12,527,221      (154,472)   16,166,907    12,101,927    19,090,341
                                  ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      396,915       543,452       133,071       241,687       664,585       511,755
  Policy loans...................     (231,370)            0      (110,920)            0      (321,299)            0
  Surrenders, withdrawals and
   death benefits................  (23,230,230)  (27,019,183)  (14,230,636)  (12,465,080)  (28,436,026)  (24,825,092)
  Net transfers between other
   subaccounts or fixed rate
   option........................   (2,624,635)   (4,463,506)   (2,027,626)   (1,648,734)   (5,426,944)  117,956,145
  Withdrawal and other
   charges.......................      (63,681)      (76,039)      (22,557)      (27,048)      (75,247)      (69,565)
                                  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (25,753,001)  (31,015,276)  (16,258,668)  (13,899,175)  (33,594,931)   93,573,243
                                  ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (23,082,357)  (18,488,055)  (16,413,140)    2,267,732   (21,493,004)  112,663,584

NET ASSETS
  Beginning of period............  155,330,861   173,818,916    80,471,613    78,203,881   188,149,333    75,485,749
                                  ------------  ------------  ------------  ------------  ------------  ------------
  End of period.................. $132,248,504  $155,330,861  $ 64,058,473  $ 80,471,613  $166,656,329  $188,149,333
                                  ============  ============  ============  ============  ============  ============

  Beginning units................   91,386,293   110,586,157    31,548,569    37,520,547   105,518,881    48,774,882
                                  ------------  ------------  ------------  ------------  ------------  ------------
  Units issued...................    1,678,089     2,132,074     1,340,932     2,811,674     2,635,303    78,229,234
  Units redeemed.................  (16,421,639)  (21,331,938)   (7,564,881)   (8,783,652)  (20,462,062)  (21,485,235)
                                  ------------  ------------  ------------  ------------  ------------  ------------
  Ending units...................   76,642,743    91,386,293    25,324,620    31,548,569    87,692,122   105,518,881
                                  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A21

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
                                  Janus Aspen International
Janus Aspen Large Cap Growth     Growth Portfolio - Institutional                               MFS Emerging Growth
Portfolio - Institutional Shares           Shares                    MFS Research Series              Series
-------------------------------  -------------------------------  ------------------------  --------------------------
 01/01/2007       01/01/2006      01/01/2007       01/01/2006      01/01/2007   01/01/2006   01/01/2007    01/01/2006
     to               to              to               to              to           to           to            to
 12/31/2007       12/31/2006      12/31/2007       12/31/2006      12/31/2007   12/31/2006   12/31/2007    12/31/2006
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------

$   (787,902)    $ (1,093,745)   $ (1,954,215)    $  1,216,811    $  (240,293) $  (328,831) $ (1,351,105) $ (1,431,904)

           0                0               0                0              0            0             0             0

  (1,082,446)      (5,229,424)     28,189,280       14,521,850        976,993      (69,728)     (275,360)   (3,736,670)

  16,195,731       17,377,071      31,861,438       64,954,734      3,178,588    3,563,195    18,817,545    11,368,719
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------

  14,325,383       11,053,902      58,096,503       80,693,395      3,915,288    3,164,636    17,191,080     6,200,145
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------

     267,885          410,657         485,461          626,181        119,586       92,318       312,377       320,210
    (217,057)               0        (320,935)               0        (55,578)           0       (92,600)            0

 (16,869,602)     (17,951,686)    (40,212,001)     (32,169,714)    (6,545,820)  (6,422,128)  (16,179,927)  (15,846,977)

  (2,565,391)      (5,499,591)     (5,513,825)         464,131       (765,363)    (869,255)   (3,201,113)   (4,342,091)

     (52,404)         (62,720)        (78,089)         (82,616)       (12,818)     (15,603)      (43,776)      (52,613)
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------

 (19,436,569)     (23,103,340)    (45,639,389)     (31,162,018)    (7,259,993)  (7,214,668)  (19,205,039)  (19,921,471)
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------

  (5,111,186)     (12,049,438)     12,457,114       49,531,377     (3,344,705)  (4,050,032)   (2,013,959)  (13,721,326)

 114,154,665      126,204,103     242,355,098      192,823,721     36,354,185   40,404,217    97,349,876   111,071,202
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------
$109,043,479     $114,154,665    $254,812,212     $242,355,098    $33,009,480  $36,354,185  $ 95,335,917  $ 97,349,876
 ============     ============    ============     ============   ===========  ===========  ============  ============

  73,095,965       88,674,396      70,570,773       81,367,198     22,866,748   27,680,136    66,215,124    80,363,288
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------
   3,051,137        2,725,290       6,371,601        9,239,458      1,468,962    1,281,777     2,531,305     2,723,794
 (14,662,752)     (18,303,721)    (18,299,577)     (20,035,883)    (5,741,304)  (6,095,165)  (14,454,257)  (16,871,958)
 ------------     ------------    ------------     ------------   -----------  -----------  ------------  ------------
  61,484,350       73,095,965      58,642,797       70,570,773     18,594,406   22,866,748    54,292,172    66,215,124
 ============     ============    ============     ============   ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                                  -----------------------------------------------------------------------------
                                  Credit Suisse Trust Global American Century VP Value   Franklin Small-Mid-Cap
                                     Small Cap Portfolio                Fund             Growth Securities Fund
                                  ------------------------   -------------------------  ------------------------
                                   01/01/2007    01/01/2006   01/01/2007    01/01/2006   01/01/2007   01/01/2006
                                       to            to           to            to           to           to
                                   12/31/2007    12/31/2006   12/31/2007    12/31/2006   12/31/2007   12/31/2006
                                  -----------   -----------  ------------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $  (295,520)  $  (326,848) $    137,576  $    15,756  $  (639,854) $  (679,858)
  Capital gains distributions
   received......................           0             0     4,646,224    4,997,207    3,336,067            0
  Realized gain (loss) on shares
   redeemed......................     474,585        52,275     1,762,230    1,628,883      381,676     (559,789)
  Net change in unrealized gain
   (loss) on investments.........  (1,060,958)    2,859,637    (9,471,962)   2,142,988    1,310,503    4,644,399
                                  -----------   -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    (881,893)    2,585,064    (2,925,932)   8,784,834    4,388,392    3,404,752
                                  -----------   -----------  ------------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      86,564       118,540       145,436      153,948      101,536      194,032
  Policy loans...................     (24,812)            0       (78,688)           0      (42,956)           0
  Surrenders, withdrawals and
   death benefits................  (3,504,264)   (3,648,248)   (9,858,247)  (8,853,793)  (7,534,257)  (7,289,719)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (210,360)   (1,000,555)     (217,327)    (164,739)  (1,201,632)  (2,054,216)
  Withdrawal and other
   charges.......................      (8,113)      (10,016)      (16,583)     (18,992)     (18,320)     (22,412)
                                  -----------   -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (3,660,985)   (4,540,279)  (10,025,409)  (8,883,576)  (8,695,629)  (9,172,315)
                                  -----------   -----------  ------------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (4,542,878)   (1,955,215)  (12,951,341)     (98,742)  (4,307,237)  (5,767,563)

NET ASSETS
  Beginning of period............  22,592,588    24,547,803    57,938,444   58,037,186   45,925,294   51,692,857
                                  -----------   -----------  ------------  -----------  -----------  -----------
  End of period.................. $18,049,710   $22,592,588  $ 44,987,103  $57,938,444  $41,618,057  $45,925,294
                                  ===========   ===========  ============  ===========  ===========  ===========

  Beginning units................  15,775,801    19,129,672    26,126,227   30,622,715   27,563,919   33,252,845
                                  -----------   -----------  ------------  -----------  -----------  -----------
  Units issued...................   1,392,409     1,498,054     2,186,899    3,029,505    1,712,879    1,674,159
  Units redeemed.................  (3,860,121)   (4,851,925)   (6,613,670)  (7,525,993)  (6,504,012)  (7,363,085)
                                  -----------   -----------  ------------  -----------  -----------  -----------
  Ending units...................  13,308,089    15,775,801    21,699,456   26,126,227   22,772,786   27,563,919
                                  ===========   ===========  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
 Prudential Jennison 20/20    Prudential Diversified                                  AllianceBernstein Large Cap
      Focus Portfolio       Conservative Growth Portfolio    Davis Value Portfolio        Growth Portfolio
--------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007     01/01/2006     01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to             to             to            to            to            to
 12/31/2007    12/31/2006    12/31/2007     12/31/2006     12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

$   (701,975) $   (806,077) $  2,397,027   $  2,634,896   $   (236,664) $   (436,232) $  (126,855)  $  (145,636)

   7,217,340     5,034,775     4,660,818        581,739      2,554,998             0            0             0

   5,191,052     2,036,044     3,677,205      2,860,658      3,945,085     2,074,119      336,322        74,305

  (4,331,529)    3,295,743    (5,165,473)     1,062,198     (3,967,269)    7,117,647      823,409      (232,820)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

   7,374,888     9,560,485     5,569,577      7,139,491      2,296,150     8,755,534    1,032,876      (304,151)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

     443,544       358,809       777,610        767,914        151,616       169,780       49,782        39,258
     (49,420)            0      (127,793)             0       (103,294)            0      (12,117)            0

 (15,229,173)  (11,930,400)  (19,923,745)   (21,801,072)   (12,202,260)  (11,001,806)  (2,104,325)   (1,686,528)

     965,691    11,247,247     3,234,950      2,634,427      1,052,933     5,565,032     (163,411)      427,506

     (26,980)      (29,026)      (44,753)       (51,572)       (17,098)      (19,584)      (2,930)       (3,450)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

 (13,896,338)     (353,370)  (16,083,731)   (18,450,303)   (11,118,103)   (5,286,578)  (2,233,001)   (1,223,214)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

  (6,521,450)    9,207,115   (10,514,154)   (11,310,812)    (8,821,953)    3,468,956   (1,200,125)   (1,527,365)

  85,221,434    76,014,319   131,993,441    143,304,253     72,077,204    68,608,248    9,727,322    11,254,687
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
$ 78,699,984  $ 85,221,434  $121,479,287   $131,993,441   $ 63,255,251  $ 72,077,204  $ 8,527,197   $ 9,727,322
============  ============  ============   ============   ============  ============  ===========   ===========

  52,650,757    52,852,609    92,716,714    106,143,747     57,391,108    61,958,336   15,195,034    17,224,572
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
   5,492,280    13,963,256     6,056,511      6,890,914      6,355,087    10,550,005    1,512,597     2,966,103
 (13,554,838)  (14,165,108)  (17,065,236)   (20,317,947)   (14,929,431)  (15,117,233)  (4,816,505)   (4,995,641)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
  44,588,199    52,650,757    81,707,989     92,716,714     48,816,764    57,391,108   11,891,126    15,195,034
============  ============  ============   ============   ============  ============  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                     SUBACCOUNTS
                                  -------------------------------------------------------------------------------------

                                  Prudential SP T.Rowe Price    Prudential SP Davis Value  Prudential SP Small Cap Value
                                  Large - Cap Growth Portfolio          Portfolio                   Portfolio
                                  ---------------------------  --------------------------  ----------------------------
                                   01/01/2007    01/01/2006     01/01/2007    01/01/2006    01/01/2007     01/01/2006
                                       to            to             to            to            to             to
                                   12/31/2007    12/31/2006     12/31/2007    12/31/2006    12/31/2007     12/31/2006
                                  -----------   ------------   ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)........................ $  (853,627)  $   (955,441)  $ (2,140,822) $ (1,974,102) $ (1,884,546)  $ (2,349,692)
  Capital gains distributions
   received......................           0      7,445,996      7,932,303     4,014,858    11,637,277     36,429,250
  Realized gain (loss) on shares
   redeemed......................   1,421,093        508,628      9,727,778     6,588,104     4,577,654      2,811,424
  Net change in unrealized gain
   (loss) on investments.........   3,269,914     (4,651,390)    (8,196,204)   21,436,987   (23,410,698)   (10,028,572)
                                  -----------   ------------   ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   3,837,380      2,347,793      7,323,055    30,065,847    (9,080,313)    26,862,410
                                  -----------   ------------   ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     363,892      3,532,886      1,976,168    10,511,013     1,373,512      4,626,658
  Policy loans...................      (8,546)             0        (46,340)            0       (45,269)             0
  Surrenders, withdrawals and
   death benefits................  (5,297,853)    (5,011,963)   (23,230,304)  (25,699,897)  (22,939,324)   (19,309,803)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (989,630)      (290,172)    (7,750,093)   (7,681,335)   (9,069,516)   (14,544,074)
  Withdrawal and other
   charges.......................    (127,819)      (125,847)      (462,497)     (462,943)     (430,939)      (459,103)
                                  -----------   ------------   ------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (6,059,956)    (1,895,096)   (29,513,066)  (23,333,162)  (31,111,536)   (29,686,322)
                                  -----------   ------------   ------------  ------------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (2,222,576)       452,697    (22,190,011)    6,732,685   (40,191,849)    (2,823,912)

NET ASSETS
  Beginning of period............  60,243,701     59,791,004    250,552,962   243,820,277   221,323,444    224,147,356
                                  -----------   ------------   ------------  ------------  ------------   ------------
  End of period.................. $58,021,125   $ 60,243,701   $228,362,951  $250,552,962  $181,131,595   $221,323,444
                                  ===========   ============   ============  ============  ============   ============

  Beginning units................  54,219,489     57,241,744    168,112,891   185,836,395   132,315,502    151,549,798
                                  -----------   ------------   ------------  ------------  ------------   ------------
  Units issued...................   3,560,973      8,134,217      8,423,886    18,333,804     7,252,789     11,424,032
  Units redeemed.................  (8,885,547)   (11,156,472)   (28,067,892)  (36,057,308)  (25,683,973)   (30,658,328)
                                  -----------   ------------   ------------  ------------  ------------   ------------
  Ending units...................  48,894,915     54,219,489    148,468,885   168,112,891   113,884,318    132,315,502
                                  ===========   ============   ============  ============  ============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                          SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
                                                                                            Janus Aspen
 Prudential SP Small Cap   Prudential SP PIMCO Total  Prudential SP PIMCO High Yield     Large Cap Growth
    Growth Portfolio           Return Portfolio                Portfolio             Portfolio - Service Shares
------------------------  --------------------------  -----------------------------  ------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007      01/01/2006     01/01/2007    01/01/2006
     to           to           to            to            to              to             to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007      12/31/2006     12/31/2007    12/31/2006
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------

$  (678,016) $  (672,905) $ 11,537,861  $ 11,859,849  $  9,665,439    $ 10,636,930   $  (253,778)  $  (293,918)

  1,449,645            0             0             0     2,583,607       1,714,194             0             0

  1,643,040      831,740       328,089    (1,222,088)      112,853          (1,061)      860,823       475,493

   (398,660)   3,809,234    19,218,370    (1,890,850)   (8,527,837)      1,543,842     2,292,064     1,792,943
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------

  2,016,009    3,968,069    31,084,320     8,746,911     3,834,062      13,893,905     2,899,109     1,974,518
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------


    411,447    2,350,991     3,008,365    17,130,252     1,546,975       6,055,059       218,733     1,320,907
     (7,421)           0       (87,573)            0       (37,998)              0             0             0

 (4,190,421)  (3,676,358)  (50,790,162)  (54,878,386)  (17,726,114)    (16,476,824)   (1,756,428)   (1,906,714)

 (1,127,994)    (541,308)   12,781,976    (6,758,001)   (2,655,156)     (8,622,375)      190,567      (369,511)

    (93,886)     (96,889)     (654,673)     (686,339)     (375,592)       (392,938)      (50,718)      (45,493)
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------

 (5,008,275)  (1,963,564)  (35,742,067)  (45,192,474)  (19,247,885)    (19,437,078)   (1,397,846)   (1,000,811)
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------

 (2,992,266)   2,004,505    (4,657,747)  (36,445,563)  (15,413,823)     (5,543,173)    1,501,263       973,707

 41,332,188   39,327,683   430,528,839   466,974,402   186,032,027     191,575,200    22,717,351    21,743,644
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------
$38,339,922  $41,332,188  $425,871,092  $430,528,839  $170,618,204    $186,032,027   $24,218,614   $22,717,351
===========  ===========  ============  ============   ============   ============   ===========   ===========

 37,498,281   39,603,085   361,784,987   398,806,077   130,998,155     145,354,556    22,671,183    24,175,461
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------
  3,545,936    7,036,724    43,838,500    51,983,625    10,509,825      14,462,247     2,136,014     2,904,590
 (8,015,679)  (9,141,528)  (72,634,749)  (89,004,715)  (23,858,540)    (28,818,648)   (3,861,079)   (4,408,868)
-----------  -----------  ------------  ------------   ------------   ------------   -----------   -----------
 33,028,538   37,498,281   332,988,738   361,784,987   117,649,440     130,998,155    20,946,118    22,671,183
===========  ===========  ============  ============   ============   ============   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                                  --------------------------------------------------------------------------------
                                                                                           Prudential SP Strategic
                                  Prudential SP Large Cap Value  Prudential SP AIM Core    Partners Focused Growth
                                           Portfolio                Equity Portfolio              Portfolio
                                  ----------------------------  ------------------------  ------------------------
                                   01/01/2007     01/01/2006     01/01/2007   01/01/2006   01/01/2007   01/01/2006
                                       to             to             to           to           to           to
                                   12/31/2007     12/31/2006     12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                  ------------   ------------   -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $    (62,016)  $   (256,670)  $  (167,398) $  (196,132) $  (473,973) $  (497,896)
  Capital gains distributions
   received......................    5,486,832      5,081,336       272,889    1,596,679    1,143,821    2,119,931
  Realized gain (loss) on shares
   redeemed......................    5,002,904      4,631,394     1,245,905      664,648    1,026,654      670,175
  Net change in unrealized gain
   (loss) on investments.........  (13,929,183)     6,079,139       381,256    1,718,731    2,022,933   (3,152,375)
                                  ------------   ------------   -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   (3,501,463)    15,535,199     1,732,652    3,783,926    3,719,435     (860,165)
                                  ------------   ------------   -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      498,612      1,003,336       569,439    1,005,138      208,214    2,147,618
  Policy loans...................      (21,630)             0             0            0      (12,073)           0
  Surrenders, withdrawals and
   death benefits................  (10,334,103)   (11,371,768)   (2,478,559)  (3,050,911)  (3,403,580)  (2,695,049)
  Net transfers between other
   subaccounts or fixed rate
   option........................   (5,806,637)   (12,248,805)   (1,590,330)    (465,105)  (1,566,146)      86,453
  Withdrawal and other
   charges.......................     (165,563)      (178,422)      (52,244)     (51,723)     (59,815)     (59,586)
                                  ------------   ------------   -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (15,829,321)   (22,795,659)   (3,551,694)  (2,562,601)  (4,833,400)    (520,564)
                                  ------------   ------------   -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (19,330,784)    (7,260,460)   (1,819,042)   1,221,325   (1,113,965)  (1,380,729)

NET ASSETS
  Beginning of period............  101,040,462    108,300,922    29,520,743   28,299,418   30,789,188   32,169,917
                                  ------------   ------------   -----------  -----------  -----------  -----------
  End of period.................. $ 81,709,678   $101,040,462   $27,701,701  $29,520,743  $29,675,223  $30,789,188
                                  ============   ============   ===========  ===========  ===========  ===========

  Beginning units................   67,052,844     84,381,837    25,836,972   28,460,491   28,856,523   29,853,860
                                  ------------   ------------   -----------  -----------  -----------  -----------
  Units issued...................    2,750,444      3,481,951     1,882,040    2,235,493    2,201,845    6,656,995
  Units redeemed.................  (13,445,759)   (20,810,944)   (4,988,964)  (4,859,012)  (6,693,666)  (7,654,332)
                                  ------------   ------------   -----------  -----------  -----------  -----------
  Ending units...................   56,357,529     67,052,844    22,730,048   25,836,972   24,364,702   28,856,523
                                  ============   ============   ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------

Prudential SP Mid Cap Growth SP Prudential U.S. Emerging Prudential SP Conservative   Prudential SP Balanced Asset
         Portfolio                Growth Portfolio       Asset Allocation Portfolio       Allocation Portfolio
--------------------------   --------------------------  --------------------------  ------------------------------
 01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006     01/01/2007      01/01/2006
     to             to            to            to            to            to             to              to
 12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006     12/31/2007      12/31/2006
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------
$ (1,463,690)  $ (1,854,302) $ (2,009,119) $ (2,511,466) $  7,209,155  $ 10,491,673  $    4,759,019  $   10,241,787

   8,158,264              0    14,415,918    12,328,044    12,540,190     9,020,871      34,480,040      20,728,207

   4,684,928      4,087,269     7,113,662     4,041,731    13,410,731     7,027,890      35,031,542      20,153,371

   2,414,821     (6,466,361)    2,220,897    (2,440,923)    9,390,927    12,609,400      16,410,384      54,338,488
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------

  13,794,323     (4,233,394)   21,741,358    11,417,386    42,551,003    39,149,834      90,680,985     105,461,853
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------


     502,863      3,541,936     1,400,173     7,991,022     5,138,778    14,132,392      13,045,895      37,422,700
     (10,057)             0       (40,262)            0      (231,791)            0        (229,203)              0

 (10,586,721)   (10,555,437)  (15,636,221)  (12,933,767)  (58,186,036)  (56,221,510)   (108,882,830)    (89,526,567)

  (6,720,697)    (9,235,529)  (10,111,979)   (8,936,571)   (2,969,298)   (6,178,233)    (26,514,324)    (34,149,296)

    (239,136)      (252,055)     (319,603)     (324,994)     (905,299)     (936,641)     (2,187,074)     (2,253,858)
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------

 (17,044,748)   (16,501,085)  (24,707,892)  (14,204,310)  (57,153,646)  (49,203,992)   (124,767,536)    (88,507,021)
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------

  (3,250,425)   (20,734,479)   (2,966,534)   (2,786,924)  (14,602,643)  (10,054,158)    (34,086,551)     16,954,832

 103,543,580    124,278,059   154,141,359   156,928,283   592,998,075   603,052,233   1,280,734,568   1,263,779,736
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------
$100,293,155   $103,543,580  $151,174,825  $154,141,359  $578,395,432  $592,998,075  $1,246,648,017  $1,280,734,568
============   ============  ============  ============  ============  ============  ==============  ==============

  99,309,567    118,076,359   103,548,936   114,303,297   376,139,981   413,947,172     710,506,570     772,288,551
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------
   6,141,128     12,236,156     6,763,198    19,216,598    22,670,512    31,934,422      40,970,247      61,749,203
 (22,239,046)   (31,002,948)  (22,612,862)  (29,970,959)  (59,377,177)  (69,741,613)   (105,823,933)   (123,531,184)
------------   ------------  ------------  ------------  ------------  ------------  --------------  --------------
  83,211,649     99,309,567    87,699,272   103,548,936   339,433,316   376,139,981     645,652,884     710,506,570
============   ============  ============  ============  ============  ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                        SUBACCOUNTS
                                  ------------------------------------------------------------------------------------------
                                    Prudential SP Growth Asset    Prudential SP Aggressive Growth Prudential SP International
                                       Allocation Portfolio       Asset Allocation Portfolio           Growth Portfolio
                                  ------------------------------  ------------------------------  --------------------------
                                    01/01/2007      01/01/2006     01/01/2007      01/01/2006      01/01/2007    01/01/2006
                                        to              to             to              to              to            to
                                    12/31/2007      12/31/2006     12/31/2007      12/31/2006      12/31/2007    12/31/2006
                                  --------------  --------------   ------------    ------------   ------------  ------------
OPERATIONS
  Net investment income
   (loss)........................ $   (4,674,314) $      471,721  $ (1,233,180)   $    386,878    $ (1,016,091) $    173,608
  Capital gains distributions
   received......................     37,774,038      16,698,104     6,725,749       3,770,998      15,345,981     6,926,970
  Realized gain (loss) on shares
   redeemed......................     42,938,049      21,984,237     6,522,339       4,507,293       5,669,869     3,003,521
  Net change in unrealized gain
   (loss) on investments.........      2,676,997      74,917,309      (624,748)      9,665,867      (2,403,052)    6,419,977
                                  --------------  --------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     78,714,770     114,071,371    11,390,160      18,331,036      17,596,707    16,524,076
                                  --------------  --------------   ------------    ------------   ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     10,953,284      36,910,200       915,929       3,338,407       1,016,682     7,984,831
  Policy loans...................       (244,261)              0             0               0         (10,995)            0
  Surrenders, withdrawals and
   death benefits................    (86,923,142)    (60,617,715)  (13,697,907)    (11,240,601)     (9,953,965)   (7,119,759)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (60,904,749)    (50,032,379)   (7,171,631)     (9,628,405)      2,218,953     3,068,004
  Withdrawal and other
   charges.......................     (2,241,291)     (2,264,293)     (483,464)       (490,339)       (204,207)     (182,211)
                                  --------------  --------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   (139,360,159)    (76,004,187)  (20,437,073)    (18,020,938)     (6,933,532)    3,750,865
                                  --------------  --------------   ------------    ------------   ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    (60,645,389)     38,067,184    (9,046,913)        310,098      10,663,175    20,274,941

NET ASSETS
  Beginning of period............  1,137,565,819   1,099,498,635   159,375,227     159,065,129     104,182,935    83,907,994
                                  --------------  --------------   ------------    ------------   ------------  ------------
  End of period.................. $1,076,920,430  $1,137,565,819  $150,328,314    $159,375,227    $114,846,110  $104,182,935
                                  ==============  ==============   ============    ============   ============  ============

  Beginning units................    550,336,999     593,162,776   100,341,179     112,978,849      67,133,774    65,435,957
                                  --------------  --------------   ------------    ------------   ------------  ------------
  Units issued...................     30,774,589      54,892,208     1,652,478       5,580,553      11,172,847    19,670,956
  Units redeemed.................    (94,455,949)    (97,717,985)  (14,683,472)    (18,218,223)    (15,242,594)  (17,973,139)
                                  --------------  --------------   ------------    ------------   ------------  ------------
  Ending units...................    486,655,639     550,336,999    87,310,185     100,341,179      63,064,027    67,133,774
                                  ==============  ==============   ============    ============   ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                      SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------
Prudential SP International  Evergreen VA Balanced
      Value Portfolio                Fund           Evergreen VA Growth Fund Evergreen VA Omega Fund
--------------------------  ----------------------  ----------------------   ----------------------
 01/01/2007    01/01/2006   01/01/2007  01/01/2006  01/01/2007   01/01/2006  01/01/2007  01/01/2006
     to            to           to          to          to           to          to          to
 12/31/2007    12/31/2006   12/31/2007  12/31/2006  12/31/2007   12/31/2006  12/31/2007  12/31/2006
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------

$    476,035  $   (153,656) $   30,832  $    9,090  $  (24,686)  $  (22,565) $  (34,401) $  (50,455)

  22,164,851     1,116,378           0           0     279,525       63,010           0           0

   8,244,609     3,553,045      16,918      23,457      29,756       48,518     117,524      72,435

 (13,612,295)   17,714,987      12,696      61,016    (157,382)      40,683     199,252      99,631
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------

  17,273,200    22,230,754      60,446      93,563     127,213      129,646     282,375     121,611
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------


   3,102,224     7,598,898      27,521     134,069       1,184        8,990       5,572     115,636
           0             0           0           0           0            0           0           0

  (9,193,274)   (7,287,268)    (61,344)   (156,925)    (66,652)     (93,662)   (267,326)   (226,124)

  (1,879,706)    4,320,208      (5,036)    (31,467)    (28,461)       4,446    (153,767)   (183,486)

    (237,141)     (196,599)     (2,438)     (2,327)     (2,290)      (2,124)     (6,668)     (6,524)
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------

  (8,207,897)    4,435,239     (41,297)    (56,650)    (96,219)     (82,350)   (422,189)   (300,498)
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------

   9,065,303    26,665,993      19,149      36,913      30,994       47,296    (139,814)   (178,887)

 107,560,931    80,894,938   1,270,976   1,234,063   1,386,395    1,339,099   2,961,621   3,140,508
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------
$116,626,234  $107,560,931  $1,290,125  $1,270,976  $1,417,389   $1,386,395  $2,821,807  $2,961,621
============  ============  ==========  ==========  ==========   ==========  ==========  ==========

  64,526,904    61,883,853     971,396   1,017,266     804,833      848,705   1,985,784   2,202,758
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------
  11,379,482    17,076,081      39,260     153,091       7,137       64,845      37,578     176,623
 (15,727,643)  (14,433,030)    (70,194)   (198,961)    (58,402)    (108,717)   (303,649)   (393,597)
------------  ------------  ----------  ----------  ----------   ----------  ----------  ----------
  60,178,743    64,526,904     940,462     971,396     753,568      804,833   1,719,713   1,985,784
============  ============  ==========  ==========  ==========   ==========  ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                                  --------------------------------------------------------------------------
                                    Evergreen VA Special   Evergreen VA International Evergreen VA Fundamental
                                        Values Fund              Equity Fund              Large Cap Fund
                                  -----------------------  -------------------------  ----------------------
                                   01/01/2007  01/01/2006  01/01/2007    01/01/2006   01/01/2007   01/01/2006
                                       to          to          to            to           to           to
                                   12/31/2007  12/31/2006  12/31/2007    12/31/2006   12/31/2007   12/31/2006
                                  -----------  ----------  ----------    ----------   ----------   ----------
OPERATIONS
  Net investment income
   (loss)........................ $   (13,300) $  (39,046) $   15,779    $   41,089   $  (24,486)  $  (17,680)
  Capital gains distributions
   received......................     603,225     525,613     165,768       103,237      323,178       65,793
  Realized gain (loss) on shares
   redeemed......................      67,840     129,556      93,036        68,595      100,420       99,095
  Net change in unrealized gain
   (loss) on investments.........  (1,062,518)    132,620      (4,449)      166,814     (136,066)     268,009
                                  -----------  ----------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    (404,753)    748,743     270,134       379,735      263,046      415,217
                                  -----------  ----------   ----------   ----------   ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................       9,386      87,728       9,225       165,011       20,538       46,874
  Policy loans...................           0           0           0             0            0            0
  Surrenders, withdrawals and
   death benefits................    (360,465)   (233,836)   (259,590)     (147,286)    (216,891)    (438,073)
  Net transfers between other
   subaccounts or fixed rate
   option........................     151,850      45,975      55,783        68,209     (116,142)       7,251
  Withdrawal and other
   charges.......................     (10,788)    (10,357)     (3,300)       (2,883)      (8,652)      (8,850)
                                  -----------  ----------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................    (210,017)   (110,490)   (197,882)       83,051     (321,147)    (392,798)
                                  -----------  ----------   ----------   ----------   ----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    (614,770)    638,253      72,252       462,786      (58,101)      22,419

NET ASSETS
  Beginning of period............   4,790,145   4,151,892   2,192,793     1,730,007    4,140,178    4,117,759
                                  -----------  ----------   ----------   ----------   ----------   ----------
  End of period.................. $ 4,175,375  $4,790,145  $2,265,045    $2,192,793   $4,082,077   $4,140,178
                                  ===========  ==========   ==========   ==========   ==========   ==========

  Beginning units................   2,499,178   2,585,613     129,829       124,000      312,057      343,937
                                  -----------  ----------   ----------   ----------   ----------   ----------
  Units issued...................     165,187     417,995       6,992        25,107        3,948       21,233
  Units redeemed.................    (267,909)   (504,430)    (18,200)      (19,278)     (27,068)     (53,113)
                                  -----------  ----------   ----------   ----------   ----------   ----------
  Ending units...................   2,396,456   2,499,178     118,621       129,829      288,937      312,057
                                  ===========  ==========   ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                      SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
 AST AllianceBernstein     AST American Century       AST American Century         AST Cohen & Steers Realty
Growth & Income Portfolio Income & Growth Portfolio Strategic Allocation Portfolio         Portfolio
-----------------------   ------------------------  -----------------------------  ------------------------
 01/01/2007   01/01/2006  01/01/2007   01/01/2006    01/01/2007     01/01/2006      01/01/2007   01/01/2006
     to           to          to           to            to             to              to           to
 12/31/2007   12/31/2006  12/31/2007   12/31/2006    12/31/2007     12/31/2006      12/31/2007   12/31/2006
-----------   ----------  ----------   ----------    -----------    ----------     -----------  -----------

$   (53,150)  $  (37,487) $   41,027   $  (13,783)  $   123,019     $   (8,466)    $   420,359  $   (93,781)

    463,061            0           0            0       775,012         28,647       3,766,843    1,053,171

    206,683       38,651     145,146       24,879       110,635          1,714         447,685      140,817

   (405,829)     597,342    (465,991)     526,444      (582,519)       163,188      (9,658,775)   2,529,944
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------

    210,765      598,506    (279,818)     537,540       426,147        185,083      (5,023,888)   3,630,151
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------


  5,521,690    2,900,150   2,324,439    1,899,972    14,172,365      1,646,385       4,725,886    6,299,187
          0            0           0            0             0              0               0            0

   (523,339)    (125,524)   (366,223)    (119,139)     (246,664)       (10,892)     (2,131,307)    (796,631)

  2,223,583    2,278,702   1,322,584    1,364,866     1,014,431        155,950      (2,341,276)   6,862,975

     (8,729)      (1,873)    (10,571)      (4,619)       (6,372)          (820)        (30,575)     (13,507)
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------

  7,213,205    5,051,455   3,270,229    3,141,080    14,933,760      1,790,623         222,728   12,352,024
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------

  7,423,970    5,649,961   2,990,411    3,678,620    15,359,907      1,975,706      (4,801,160)  15,982,175

  6,826,722    1,176,761   5,128,138    1,449,518     2,875,307        899,601      21,307,610    5,325,435
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------
$14,250,692   $6,826,722  $8,118,549   $5,128,138   $18,235,214     $2,875,307     $16,506,450  $21,307,610
===========   ==========  ==========   ==========    ===========     ==========    ===========  ===========

    586,773      114,672     436,588      140,275       261,054         87,237       1,358,480      443,049
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------
    814,402      540,159     419,546      389,604     2,022,538        232,858         818,719    1,187,665
   (201,297)     (68,058)   (140,844)     (93,291)     (704,331)       (59,041)       (793,343)    (272,234)
-----------   ----------  ----------   ----------    -----------     ----------    -----------  -----------
  1,199,878      586,773     715,290      436,588     1,579,261        261,054       1,383,856    1,358,480
===========   ==========  ==========   ==========    ===========     ==========    ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                 SUBACCOUNTS
                                  ----------------------------------------------------------------------------
                                   AST UBS Dynamic Alpha   AST DeAm Large-Cap Value   AST Neuberger Berman
                                         Portfolio                 Portfolio         Small-Cap Growth Portfolio
                                  -----------------------  ------------------------  -------------------------
                                   01/01/2007  01/01/2006   01/01/2007   01/01/2006  01/01/2007    01/01/2006
                                       to          to           to           to          to            to
                                   12/31/2007  12/31/2006   12/31/2007   12/31/2006  12/31/2007    12/31/2006
                                  -----------  ----------  -----------  -----------  ----------    ----------
OPERATIONS
  Net investment income
   (loss)........................ $   (68,437) $   (9,533) $  (127,281) $   (89,918) $  (64,788)   $  (35,695)
  Capital gains distributions
   received......................           0           0    1,522,062      482,993           0             0
  Realized gain (loss) on shares
   redeemed......................      75,672       7,033      677,135       35,829      59,979       (49,139)
  Net change in unrealized gain
   (loss) on investments.........  (1,086,609)    253,979   (2,366,393)   1,317,499     573,788        66,177
                                  -----------  ----------  -----------  -----------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................  (1,079,374)    251,479     (294,477)   1,746,403     568,979       (18,657)
                                  -----------  ----------  -----------  -----------   ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................  29,277,252   2,673,942    7,819,882    5,515,769   1,150,907     1,814,468
  Policy loans...................           0           0            0            0           0             0
  Surrenders, withdrawals and
   death benefits................    (431,507)    (18,210)    (925,392)    (409,840)   (265,415)     (141,538)
  Net transfers between other
   subaccounts or fixed rate
   option........................   7,946,826     490,127   (5,052,371)   8,729,843   1,288,714       628,340
  Withdrawal and other
   charges.......................      (7,020)       (532)     (18,962)      (4,946)     (4,341)       (2,066)
                                  -----------  ----------  -----------  -----------   ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  36,785,551   3,145,327    1,823,157   13,830,826   2,169,865     2,299,204
                                  -----------  ----------  -----------  -----------   ----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  35,706,177   3,396,806    1,528,680   15,577,229   2,738,844     2,280,547

NET ASSETS
  Beginning of period............   3,891,211     494,405   18,748,638    3,171,409   2,928,229       647,682
                                  -----------  ----------  -----------  -----------   ----------   ----------
  End of period.................. $39,597,388  $3,891,211  $20,277,318  $18,748,638  $5,667,073    $2,928,229
                                  ===========  ==========  ===========  ===========   ==========   ==========

  Beginning units................     342,751      46,597    1,480,585      295,846     273,848        62,813
                                  -----------  ----------  -----------  -----------   ----------   ----------
  Units issued...................   5,295,754     351,163    1,018,106    1,410,264     276,150       346,413
  Units redeemed.................  (2,090,128)    (55,009)    (852,733)    (225,525)    (83,666)     (135,378)
                                  -----------  ----------  -----------  -----------   ----------   ----------
  Ending units...................   3,548,377     342,751    1,645,958    1,480,585     466,332       273,848
                                  ===========  ==========  ===========  ===========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value                          AST Federated Aggressive
       Portfolio         AST High Yield Portfolio     Growth Portfolio     AST Mid-Cap Value Portfolio
-----------------------  -----------------------  -----------------------  --------------------------
 01/01/2007  01/01/2006   01/01/2007  01/01/2006   01/01/2007  01/01/2006  01/01/2007    01/01/2006
     to          to           to          to           to          to          to            to
 12/31/2007  12/31/2006   12/31/2007  12/31/2006   12/31/2007  12/31/2006  12/31/2007    12/31/2006
-----------  ----------  -----------  ----------  -----------  ----------  ----------    ----------

$   (33,274) $  (36,198) $   720,757  $  223,409  $  (177,069) $  (91,964) $  (72,696)   $  (38,207)

    792,631      91,901            0           0    1,089,226     115,208     163,908       310,852

     33,809       3,635      178,816     (28,212)     351,320      55,377      79,518       (20,787)

 (1,908,008)    355,048     (833,723)    291,656     (414,145)    408,366    (200,240)       64,573
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------

 (1,114,842)    414,386       65,850     486,853      849,332     486,987     (29,510)      316,431
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------


  2,050,321   1,428,802    1,742,674   2,839,484    2,734,617   2,500,166   1,723,735     1,871,240
       (953)          0       (2,089)          0            0           0           0             0

   (284,378)   (129,923)    (557,537)   (298,060)    (766,297)   (333,342)   (367,470)     (130,570)

     44,191   1,342,110   (1,005,249)  2,712,050      429,452   2,304,361     253,697       988,141

     (8,508)     (4,173)     (11,569)     (7,449)     (16,763)     (9,677)     (8,239)       (3,944)
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------

  1,800,673   2,636,816      166,230   5,246,025    2,381,009   4,461,508   1,601,723     2,724,867
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------

    685,831   3,051,202      232,080   5,732,878    3,230,341   4,948,495   1,572,213     3,041,298

  4,203,021   1,151,819    8,438,317   2,705,439    8,206,156   3,257,661   4,521,252     1,479,954
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------
$ 4,888,852  $4,203,021  $ 8,670,397  $8,438,317  $11,436,497  $8,206,156  $6,093,465    $4,521,252
===========  ==========  ===========  ==========  ===========  ==========   ==========    ==========

    360,678     114,953      790,173     274,409      686,881     297,309     395,509       143,016
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------
    305,444     317,762      373,905     691,722      489,173     540,800     281,252       338,673
   (133,311)    (72,037)    (357,280)   (175,958)    (277,340)   (151,228)   (137,168)      (86,180)
-----------  ----------  -----------  ----------  -----------  ----------   ----------    ----------
    532,811     360,678      806,798     790,173      898,714     686,881     539,593       395,509
===========  ==========  ===========  ==========  ===========  ==========   ==========    ==========


  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  -------------------------------------------------------------------------------
                                     AST Small-Cap Value       AST Goldman Sachs             AST Goldman Sachs
                                          Portfolio         Concentrated Growth Portfolio Mid-Cap Growth Portfolio
                                  ------------------------  ----------------------------- -----------------------
                                   01/01/2007   01/01/2006   01/01/2007     01/01/2006     01/01/2007  01/01/2006
                                       to           to           to             to             to          to
                                   12/31/2007   12/31/2006   12/31/2007     12/31/2006     12/31/2007  12/31/2006
                                  -----------  -----------   -----------    ----------    -----------  ----------
OPERATIONS
  Net investment income
   (loss)........................ $   (79,737) $   (82,197) $  (142,373)    $  (41,777)   $  (148,875) $  (71,451)
  Capital gains distributions
   received......................   1,307,198      177,273            0              0              0           0
  Realized gain (loss) on shares
   redeemed......................     282,806       26,923      234,792         19,278        224,110      54,923
  Net change in unrealized gain
   (loss) on investments.........  (2,476,936)     780,907      594,826        283,884      1,024,063     209,792
                                  -----------  -----------   -----------     ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    (966,669)     902,906      687,245        261,385      1,099,298     193,264
                                  -----------  -----------   -----------     ----------   -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   3,018,663    2,988,546    3,650,926      2,024,690      3,076,566   2,450,767
  Policy loans...................           0            0            0              0              0           0
  Surrenders, withdrawals and
   death benefits................    (641,998)    (273,631)    (244,309)      (129,924)      (397,398)   (421,477)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (104,159)   4,125,739    3,200,246      2,147,634      2,041,110   1,032,038
  Withdrawal and other
   charges.......................     (17,031)      (8,211)     (11,902)        (2,959)       (11,526)     (5,600)
                                  -----------  -----------   -----------     ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   2,255,475    6,832,443    6,594,961      4,039,441      4,708,752   3,055,728
                                  -----------  -----------   -----------     ----------   -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   1,288,806    7,735,349    7,282,206      4,300,826      5,808,050   3,248,992

NET ASSETS
  Beginning of period............  10,168,224    2,432,875    5,341,480      1,040,654      5,726,503   2,477,511
                                  -----------  -----------   -----------     ----------   -----------  ----------
  End of period.................. $11,457,030  $10,168,224  $12,623,686     $5,341,480    $11,534,553  $5,726,503
                                  ===========  ===========   ===========     ==========   ===========  ==========

  Beginning units................     825,836      228,580      469,809         96,752        526,092     234,239
                                  -----------  -----------   -----------     ----------   -----------  ----------
  Units issued...................     580,864      802,532      788,748        425,196        609,321     427,868
  Units redeemed.................    (363,709)    (205,276)    (245,953)       (52,139)      (216,881)   (136,015)
                                  -----------  -----------   -----------     ----------   -----------  ----------
  Ending units...................   1,042,991      825,836    1,012,604        469,809        918,532     526,092
                                  ===========  ===========   ===========     ==========   ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------
   AST Large-Cap Value     AST Lord Abbett Bond-   AST Marsico Capital Growth
        Portfolio           Debenture Portfolio            Portfolio          AST MFS Growth Portfolio
------------------------  -----------------------  ------------------------   ----------------------
 01/01/2007   01/01/2006   01/01/2007  01/01/2006   01/01/2007    01/01/2006  01/01/2007   01/01/2006
     to           to           to          to           to            to          to           to
 12/31/2007   12/31/2006   12/31/2007  12/31/2006   12/31/2007    12/31/2006  12/31/2007   12/31/2006
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------

$   (87,209) $  (122,140) $   650,962  $   87,200  $  (416,528)  $  (243,641) $  (82,745)  $  (44,601)

    464,781      266,726       58,143      48,895            0             0           0            0

    503,082      191,936      163,472       6,232      578,466        81,568     115,517       33,853

 (1,696,825)   1,713,966     (411,829)    354,885    3,022,114     1,249,305     562,164      258,369
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------

   (816,171)   2,050,488      460,748     497,212    3,184,052     1,087,232     594,936      247,621
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------


  2,854,116    4,583,624    2,207,740   2,429,995    4,983,692     8,066,183   1,666,606    1,292,612
          0            0       (2,144)          0            0             0           0            0

   (927,674)    (712,820)    (657,789)   (189,780)  (1,488,981)     (593,496)   (357,895)    (124,771)

   (762,718)       9,152    3,230,830   3,624,580    6,596,287     4,965,138   1,122,836      727,863

    (23,209)     (19,155)     (14,138)     (6,389)     (33,657)      (14,647)     (9,985)      (5,701)
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------

  1,140,515    3,860,801    4,764,499   5,858,406   10,057,341    12,423,178   2,421,562    1,890,003
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------

    324,344    5,911,289    5,225,247   6,355,618   13,241,393    13,510,410   3,016,498    2,137,624

 16,175,371   10,264,082    9,190,830   2,835,212   21,236,565     7,726,155   3,606,180    1,468,556
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------
$16,499,715  $16,175,371  $14,416,077  $9,190,830  $34,477,958   $21,236,565  $6,622,678   $3,606,180
===========  ===========  ===========  ==========  ===========   ===========  ==========   ==========

  1,335,896      972,517      856,639     285,006    1,873,849       709,067     316,445      136,599
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------
    472,354      707,727      702,356     647,572    1,301,123     1,442,417     291,359      249,040
   (354,941)    (344,348)    (267,360)    (75,939)    (443,312)     (277,635)    (87,093)     (69,194)
-----------  -----------  -----------  ----------  -----------   -----------  ----------   ----------
  1,453,309    1,335,896    1,291,635     856,639    2,731,660     1,873,849     520,711      316,445
===========  ===========  ===========  ==========  ===========   ===========  ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  -----------------------------------------------------------------------------
                                    AST Neuberger Berman        AST Neuberger Berman    AST PIMCO Limited Maturity
                                  Mid-Cap Growth Portfolio     Mid-Cap Value Portfolio       Bond Portfolio
                                  ------------------------    ------------------------  -------------------------
                                   01/01/2007     01/01/2006   01/01/2007   01/01/2006   01/01/2007   01/01/2006
                                       to             to           to           to           to           to
                                   12/31/2007     12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                  -----------    -----------  -----------  -----------  -----------   ----------
OPERATIONS
  Net investment income
   (loss)........................ $  (302,079)   $  (132,794) $  (191,805) $  (194,404) $   387,257   $   42,205
  Capital gains distributions
   received......................           0              0    3,010,159    2,011,525            0            0
  Realized gain (loss) on shares
   redeemed......................     726,631         72,097      137,587     (408,981)      97,171        5,210
  Net change in unrealized gain
   (loss) on investments.........   2,388,846        851,633   (3,035,117)    (254,603)       6,161       96,601
                                  -----------    -----------  -----------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   2,813,398        790,936      (79,176)   1,153,537      490,589      144,016
                                  -----------    -----------  -----------  -----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   5,400,456      3,781,898    3,178,216    5,281,871    1,554,371    2,417,051
  Policy loans...................           0              0            0            0            0            0
  Surrenders, withdrawals and
   death benefits................    (872,278)      (441,326)  (1,253,911)    (870,634)  (1,672,874)    (510,438)
  Net transfers between other
   subaccounts or fixed rate
   option........................   5,357,220      2,128,408      614,999    1,174,563    2,888,855    2,374,151
  Withdrawal and other
   charges.......................     (18,255)        (8,474)     (29,634)     (18,555)     (19,153)      (7,732)
                                  -----------    -----------  -----------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   9,867,143      5,460,506    2,509,670    5,567,245    2,751,199    4,273,032
                                  -----------    -----------  -----------  -----------  -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  12,680,541      6,251,442    2,430,494    6,720,782    3,241,788    4,417,048

NET ASSETS
  Beginning of period............  11,182,384      4,930,942   18,209,954   11,489,172    8,157,852    3,740,804
                                  -----------    -----------  -----------  -----------  -----------   ----------
  End of period.................. $23,862,925    $11,182,384  $20,640,448  $18,209,954  $11,399,640   $8,157,852
                                  ===========    ===========  ===========  ===========  ===========   ==========

  Beginning units................     896,909        434,960    1,551,952    1,055,431      795,163      371,976
                                  -----------    -----------  -----------  -----------  -----------   ----------
  Units issued...................   1,150,624        703,693      820,373    1,127,482      599,513      578,691
  Units redeemed.................    (410,183)      (241,744)    (606,346)    (630,961)    (335,987)    (155,504)
                                  -----------    -----------  -----------  -----------  -----------   ----------
  Ending units...................   1,637,350        896,909    1,765,979    1,551,952    1,058,689      795,163
                                  ===========    ===========  ===========  ===========  ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                       SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                                      AST
AST AllianceBernstein Core  AllianceBernstein Managed AST T. Rowe Price Natural   AST T. Rowe Price Asset
    Value Portfolio           Index 500 Portfolio        Resources Portfolio        Allocation Portfolio
-------------------------   ------------------------  -------------------------  -------------------------
 01/01/2007    01/01/2006   01/01/2007   01/01/2006    01/01/2007    01/01/2006   01/01/2007    01/01/2006
     to            to           to           to            to            to           to            to
 12/31/2007    12/31/2006   12/31/2007   12/31/2006    12/31/2007    12/31/2006   12/31/2007    12/31/2006
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------
$     9,763    $  (23,099)  $   25,105   $  (23,375)  $   (761,086) $  (608,661) $   (256,143) $   (27,928)
    480,617        54,312            0            0      5,212,592    2,662,398     3,942,554      224,080
    191,203        19,381      118,332       36,669      2,865,358      231,965       330,287       31,841
 (1,293,564)      402,005     (233,509)     358,911     17,169,209    1,995,851    (2,897,322)     352,127
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------

   (611,981)      452,599      (90,072)     372,205     24,486,073    4,281,553     1,119,376      580,120
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------


  5,642,458     2,404,797    4,013,762    1,310,144     13,896,557   16,183,025   128,236,414    4,984,828
          0             0       (2,172)           0              0            0             0            0

   (573,138)     (174,782)    (489,680)    (215,473)    (4,647,066)  (2,147,741)   (1,654,530)    (648,558)

   (412,189)    2,390,759      773,819      409,932      9,762,852   15,500,585    10,728,129    4,302,368

     (7,800)       (1,878)      (7,548)      (4,326)      (112,084)     (68,768)      (17,169)      (4,794)
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------

  4,649,331     4,618,896    4,288,181    1,500,277     18,900,259   29,467,101   137,292,844    8,633,844
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------

  4,037,350     5,071,495    4,198,109    1,872,482     43,386,332   33,748,654   138,412,220    9,213,964

  5,631,057       559,562    4,106,590    2,234,108     57,657,997   23,909,343    11,426,748    2,212,784
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------
$ 9,668,407    $5,631,057   $8,304,699   $4,106,590   $101,044,329  $57,657,997  $149,838,968  $11,426,748
===========    ==========   ==========   ==========   ============  ===========  ============  ===========

    466,466        54,284      362,215      214,898      4,374,000    2,036,631     1,012,731      213,872
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------
    724,572       472,407      493,037      212,258      2,920,429    3,593,667    17,405,537      964,337
   (329,304)      (60,225)    (105,994)     (64,941)    (1,511,497)  (1,256,298)   (5,455,738)    (165,478)
-----------    ----------   ----------   ----------   ------------  -----------  ------------  -----------
    861,734       466,466      749,258      362,215      5,782,932    4,374,000    12,962,530    1,012,731
===========    ==========   ==========   ==========   ============  ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  --------------------------------------------------------------------------
                                   AST MFS Global Equity   AST JPMorgan International AST T. Rowe Price Global
                                         Portfolio             Equity Portfolio            Bond Portfolio
                                  -----------------------  ------------------------   -----------------------
                                   01/01/2007  01/01/2006   01/01/2007    01/01/2006   01/01/2007  01/01/2006
                                       to          to           to            to           to          to
                                   12/31/2007  12/31/2006   12/31/2007    12/31/2006   12/31/2007  12/31/2006
                                  -----------  ----------  -----------   -----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)........................ $    79,527  $  (52,901) $     4,428   $   (88,380) $   203,726  $  (20,720)
  Capital gains distributions
   received......................   1,201,198     241,975            0             0            0      44,685
  Realized gain (loss) on shares
   redeemed......................     300,996      73,268      634,849       180,622      116,321      (4,036)
  Net change in unrealized gain
   (loss) on investments.........    (948,730)    584,530      673,828     1,517,548      383,880     240,899
                                  -----------  ----------  -----------   -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     632,991     846,872    1,313,105     1,609,790      703,927     260,828
                                  -----------  ----------  -----------   -----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   2,366,056   2,842,517    4,848,545     5,661,889    1,570,129   1,945,852
  Policy loans...................           0           0            0             0            0           0
  Surrenders, withdrawals and
   death benefits................    (680,198)   (295,482)  (1,008,747)     (299,607)    (494,070)   (200,183)
  Net transfers between other
   subaccounts or fixed rate
   option........................   1,066,910   2,451,115    3,258,216     4,191,273    6,727,759   1,895,490
  Withdrawal and other
   charges.......................     (14,156)     (6,370)     (28,161)      (10,676)     (15,939)     (7,967)
                                  -----------  ----------  -----------   -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   2,738,612   4,991,780    7,069,853     9,542,879    7,787,879   3,633,192
                                  -----------  ----------  -----------   -----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   3,371,603   5,838,652    8,382,958    11,152,669    8,491,806   3,894,020

NET ASSETS
  Beginning of period............   7,572,094   1,733,442   14,739,051     3,586,382    7,289,159   3,395,139
                                  -----------  ----------  -----------   -----------  -----------  ----------
  End of period.................. $10,943,697  $7,572,094  $23,122,009   $14,739,051  $15,780,965  $7,289,159
                                  ===========  ==========  ===========   ===========  ===========  ==========

  Beginning units................     606,014     165,532    1,170,827       336,854      736,041     359,354
                                  -----------  ----------  -----------   -----------  -----------  ----------
  Units issued...................     442,816     564,969    1,040,473     1,041,097      980,717     476,597
  Units redeemed.................    (216,483)   (124,487)    (434,676)     (207,124)    (245,143)    (99,910)
                                  -----------  ----------  -----------   -----------  -----------  ----------
  Ending units...................     832,347     606,014    1,776,624     1,170,827    1,471,615     736,041
                                  ===========  ==========  ===========   ===========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                             SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
  AST Aggressive Asset        AST Capital Growth Asset    AST Balanced Asset Allocation   AST Conservative Asset
  Allocation Portfolio          Allocation Portfolio                Portfolio              Allocation Portfolio
------------------------    ----------------------------  ----------------------------  --------------------------
 01/01/2007     01/01/2006    01/01/2007     01/01/2006     01/01/2007     01/01/2006    01/01/2007    01/01/2006
     to             to            to             to             to             to            to            to
 12/31/2007     12/31/2006    12/31/2007     12/31/2006     12/31/2007     12/31/2006    12/31/2007    12/31/2006
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------

$  (825,300)   $  (304,732) $  (21,678,998) $ (7,498,166) $  (16,129,482) $ (7,021,815) $ (5,249,730) $ (2,088,351)

    342,015              0       4,168,071             0       3,421,811             0       898,182             0
    877,690        112,379      13,033,818     1,898,222       8,885,116     1,013,158     3,697,914       626,529
  3,111,657      3,265,767      74,686,796    52,900,422      62,580,914    44,904,234    20,392,734    12,436,092
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
  3,506,062      3,073,414      70,209,687    47,300,478      58,758,359    38,895,577    19,739,100    10,974,270
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------

 21,593,794     26,164,695     711,833,958   576,674,317     489,416,991   523,191,806   182,035,711   158,845,352
          0              0         (65,116)            0               0             0        (6,616)            0
 (2,080,693)      (746,987)    (30,116,627)   (8,744,221)    (36,449,238)  (11,628,822)  (13,020,915)   (4,598,441)
  1,406,672      8,352,734      24,596,895    74,276,484      43,351,738    75,004,521    27,123,255    29,219,738
    (58,715)       (11,307)       (345,949)      (47,952)       (325,839)      (34,466)     (113,918)      (16,107)
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
 20,861,058     33,759,135     705,903,161   642,158,628     495,993,652   586,533,039   196,017,517   183,450,542
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
 24,367,120     36,832,549     776,112,848   689,459,106     554,752,011   625,428,616   215,756,617   194,424,812

 39,020,471      2,187,922     715,916,999    26,457,893     649,011,114    23,582,498   203,024,771     8,599,959
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
$63,387,591    $39,020,471  $1,492,029,847  $715,916,999  $1,203,763,125  $649,011,114  $418,781,388  $203,024,771
===========    ===========  ==============  ============  ==============  ============  ============  ============

  3,487,834        218,878      64,775,630     2,644,939      59,537,127     2,355,050    18,790,094       857,910
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
  2,713,239      3,745,773     108,072,908    72,711,119      73,749,662    66,707,143    28,521,912    21,137,765
   (878,206)      (476,817)    (46,420,430)  (10,580,428)    (29,535,369)   (9,525,066)  (10,882,902)   (3,205,581)
-----------    -----------  --------------  ------------  --------------  ------------  ------------  ------------
  5,322,867      3,487,834     126,428,108    64,775,630     103,751,420    59,537,127    36,429,104    18,790,094
===========    ===========  ==============  ============  ==============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                                  ----------------------------------------------------------------------------------
                                    AST Preservation Asset        AST First Trust        AST First Trust Capital
                                     Allocation Portfolio    Balanced Target Portfolio  Appreciation Target Portfolio
                                  -------------------------  -------------------------  ----------------------------
                                   01/01/2007    01/01/2006   01/01/2007   03/20/2006*   01/01/2007     03/20/2006*
                                       to            to           to           to            to             to
                                   12/31/2007    12/31/2006   12/31/2007   12/31/2006    12/31/2007     12/31/2006
                                  ------------  -----------  ------------  -----------   ------------   -----------
OPERATIONS
  Net investment income
   (loss)........................ $ (1,607,288) $  (522,011) $ (1,979,199) $  (388,971) $ (2,958,236)   $  (469,207)
  Capital gains distributions
   received......................            0            0        57,591            0       190,369              0
  Realized gain (loss) on shares
   redeemed......................    2,109,095      238,624     1,022,890       97,866     1,487,923        118,570
  Net change in unrealized gain
   (loss) on investments.........    5,722,307    2,382,382     6,506,632    3,123,601    11,311,415      4,031,034
                                  ------------  -----------  ------------  -----------   ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    6,224,114    2,098,995     5,607,914    2,832,496    10,031,471      3,680,397
                                  ------------  -----------  ------------  -----------   ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   59,329,950   40,530,913   109,393,615   50,183,739   170,346,054     58,800,698
  Policy loans...................            0            0             0            0             0              0
  Surrenders, withdrawals and
   death benefits................   (4,398,700)  (1,768,061)   (3,606,330)    (368,593)   (3,531,692)      (292,300)
  Net transfers between other
   subaccounts or fixed rate
   option........................   18,205,856   12,102,420     8,224,995    9,649,459    18,086,301     12,974,306
  Withdrawal and other
   charges.......................      (44,915)      (4,104)      (36,361)      (1,382)      (46,357)        (5,753)
                                  ------------  -----------  ------------  -----------   ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   73,092,191   50,861,168   113,975,919   59,463,223   184,854,306     71,476,951
                                  ------------  -----------  ------------  -----------   ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   79,316,305   52,960,163   119,583,833   62,295,719   194,885,777     75,157,348

NET ASSETS
  Beginning of period............   55,169,064    2,208,901    62,295,719            0    75,157,348              0
                                  ------------  -----------  ------------  -----------   ------------   -----------
  End of period.................. $134,485,369  $55,169,064  $181,879,552  $62,295,719  $270,043,125    $75,157,348
                                  ============  ===========  ============  ===========   ============   ===========

  Beginning units................    5,216,358      220,096     5,918,415            0     7,226,320              0
                                  ------------  -----------  ------------  -----------   ------------   -----------
  Units issued...................   12,852,507    6,309,443    16,507,876    6,639,721    27,217,419      8,072,382
  Units redeemed.................   (6,096,691)  (1,313,181)   (6,161,414)    (721,306)  (10,619,997)      (846,062)
                                  ------------  -----------  ------------  -----------   ------------   -----------
  Ending units...................   11,972,174    5,216,358    16,264,877    5,918,415    23,823,742      7,226,320
                                  ============  ===========  ============  ===========   ============   ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                       SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
       AST Advanced            AST T. Rowe Price                                   AST Small-Cap Growth
   Strategies Portfolio     Large-Cap Growth Portfolio AST Money Market Portfolio        Portfolio
--------------------------  -------------------------  -------------------------  ----------------------
 01/01/2007    03/20/2006*  01/01/2007    05/01/2006*   01/01/2007   05/01/2006*  01/01/2007  05/01/2006*
     to            to           to            to            to           to           to          to
 12/31/2007    12/31/2006   12/31/2007    12/31/2006    12/31/2007   12/31/2006   12/31/2007  12/31/2006
------------  ------------  ----------    -----------  ------------  -----------  ----------  -----------

$ (3,494,404) $   (767,593) $  (51,051)   $   (6,225)  $    385,360  $    62,215  $  (23,980)  $ (2,714)

     361,600             0           0             0              0            0           0          0

   1,559,999       245,639      16,000         5,491              0            0       6,141       (223)

  14,749,115     5,282,558     170,389        79,369              0            0      31,592     31,090
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------

  13,176,310     4,760,604     135,338        78,635        385,360       62,215      13,753     28,153
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------


 183,001,987    90,985,260   3,263,497     1,637,269     21,309,710   12,720,679   1,037,515    557,047
           0             0           0             0              0            0           0          0

  (4,698,642)     (588,003)    (81,059)      (15,801)   (12,837,330)    (761,819)    (42,255)    (2,576)

   7,986,527    13,881,129     371,540        89,124     (2,368,181)  (2,823,823)    612,917     62,563

     (41,724)       (4,190)     (3,481)            0         (1,664)           0      (1,736)         0
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------

 186,248,148   104,274,196   3,550,497     1,710,592      6,102,535    9,135,037   1,606,441    617,034
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------

 199,424,458   109,034,800   3,685,835     1,789,227      6,487,895    9,197,252   1,620,194    645,187

 109,034,800             0   1,789,227             0      9,197,252            0     645,187          0
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------
$308,459,258  $109,034,800  $5,475,062    $1,789,227   $ 15,685,147  $ 9,197,252  $2,265,381   $645,187
============  ============   ==========   ==========   ============  ===========  ==========   ========

  10,307,670             0     170,951             0        899,074            0      65,095          0
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------
  28,895,611    11,614,991     363,116       177,489      4,120,154    1,401,353     166,199     70,856
 (11,975,564)   (1,307,321)    (42,807)       (6,538)    (3,533,427)    (502,279)    (14,928)    (5,761)
------------  ------------   ----------   ----------   ------------  -----------  ----------   --------
  27,227,717    10,307,670     491,260       170,951      1,485,801      899,074     216,366     65,095
============  ============   ==========   ==========   ============  ===========  ==========   ========


  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                                  --------------------------------------------------------------------------

                                  AST PIMCO Total Return Bond AST International Value AST International Growth
                                         Portfolio                   Portfolio               Portfolio
                                  --------------------------  ----------------------  ----------------------
                                   01/01/2007    05/01/2006*  01/01/2007  05/01/2006* 01/01/2007   05/01/2006*
                                       to            to           to          to          to           to
                                   12/31/2007    12/31/2006   12/31/2007  12/31/2006  12/31/2007   12/31/2006
                                   -----------   -----------  ----------  ----------- ----------   -----------
OPERATIONS
  Net investment income
   (loss)........................ $   138,622    $  (12,196)  $  (10,211) $   (7,377) $  (40,431)  $   (6,880)
  Capital gains distributions
   received......................           0             0            0           0     448,346            0
  Realized gain (loss) on shares
   redeemed......................      27,212         4,987       54,754       2,761      23,609          427
  Net change in unrealized gain
   (loss) on investments.........     414,477        22,759      551,515     152,695     179,366      139,383
                                   -----------   ----------   ----------  ----------  ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     580,311        15,550      596,058     148,079     610,890      132,930
                                   -----------   ----------   ----------  ----------  ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   7,417,343     3,244,497    5,606,964   2,073,678   3,797,812    1,696,498
  Policy loans...................           0             0            0           0           0            0
  Surrenders, withdrawals and
   death benefits................    (145,560)      (18,545)     (95,630)     (5,279)    (69,668)     (20,566)
  Net transfers between other
   subaccounts or fixed rate
   option........................     655,790       171,602      500,352     113,477     553,891      133,859
  Withdrawal and other
   charges.......................      (3,866)            0       (4,553)          0      (5,753)           0
                                   -----------   ----------   ----------  ----------  ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   7,923,707     3,397,554    6,007,133   2,181,876   4,276,282    1,809,791
                                   -----------   ----------   ----------  ----------  ----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   8,504,018     3,413,104    6,603,191   2,329,955   4,887,172    1,942,721

NET ASSETS
  Beginning of period............   3,413,104             0    2,329,955           0   1,942,721            0
                                   -----------   ----------   ----------  ----------  ----------   ----------
  End of period.................. $11,917,122    $3,413,104   $8,933,146  $2,329,955  $6,829,893   $1,942,721
                                   ===========   ==========   ==========  ==========  ==========   ==========

  Beginning units................     331,319             0      214,394           0     183,231            0
                                   -----------   ----------   ----------  ----------  ----------   ----------
  Units issued...................     938,242       346,401      599,855     223,240     421,574      195,080
  Units redeemed.................    (183,399)      (15,082)    (104,923)     (8,846)    (54,789)     (11,849)
                                   -----------   ----------   ----------  ----------  ----------   ----------
  Ending units...................   1,086,162       331,319      709,326     214,394     550,016      183,231
                                   ===========   ==========   ==========  ==========  ==========   ==========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A43

                            SUBACCOUNTS (Continued)
                  ------------------------------------------
                  AST Western Asset
                   Core Plus Bond   Gartmore NVIT Developing
                      Portfolio              Markets
                  ----------------- ------------------------
                     11/19/2007*     01/01/2007   01/01/2006
                         to              to           to
                     12/31/2007      12/31/2007   12/31/2006
                  ----------------- -----------  -----------
                       $   (18)     $  (321,904) $  (146,480)

                             0        3,551,044    1,408,794

                             0        1,283,010       11,670

                           152        4,522,848    2,303,044
                       -------      -----------  -----------




                           134        9,034,998    3,577,028
                       -------      -----------  -----------


                        25,265        2,022,477    5,759,431

                             0                0            0
                             0       (1,382,739)    (699,424)

                             0        5,687,336    4,607,401


                             0          (42,548)     (22,292)
                       -------      -----------  -----------





                        25,265        6,284,526    9,645,116
                       -------      -----------  -----------



                        25,399       15,319,524   13,222,144

                             0       20,210,166    6,988,022
                       -------      -----------  -----------
                       $25,399      $35,529,690  $20,210,166
                       =======      ===========  ===========

                             0        1,265,381      579,313
                       -------      -----------  -----------
                         2,546          870,932    1,165,470
                             0         (561,047)    (479,402)
                       -------      -----------  -----------
                         2,546        1,575,266    1,265,381
                       =======      ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A44

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               December 31, 2007

Note 1: General

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are ninety-six subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 Prudential Series Fund    SP AIM Core Equity        AST UBS Dynamic Alpha
 Money Market Portfolio     Portfolio                 Portfolio
 Diversified Bond          SP Strategic Partners     AST DeAm Large-Cap Value
  Portfolio                 Focused Growth Portfolio  Portfolio
 Equity Portfolio          SP Mid Cap Growth         AST Neuberger Berman
 Flexible Managed           Portfolio                 Small-Cap Growth
  Portfolio                SP Prudential U.S.         Portfolio
 Conservative Balanced      Emerging Growth          AST DeAm Small-Cap Value
  Portfolio                 Portfolio                 Portfolio
 Value Portfolio           SP Conservative Asset     AST High Yield Portfolio
 High Yield Bond Portfolio  Allocation Portfolio     AST Federated Aggressive
 Natural Resources         SP Balanced Asset          Growth Portfolio
  Portfolio                 Allocation Portfolio     AST Mid-Cap Value
 Stock Index Portfolio     SP Growth Asset            Portfolio
 Global Portfolio           Allocation Portfolio     AST Small-Cap Value
 Jennison Portfolio        SP Aggressive Growth       Portfolio
 Small Capitalization       Asset Allocation         AST Goldman Sachs
  Stock Portfolio           Portfolio                 Concentrated Growth
 Jennison 20/20 Focus      SP International Growth    Portfolio
  Portfolio                 Portfolio                AST Goldman Sachs
 Diversified Conservative  SP International Value     Mid-Cap Growth Portfolio
  Growth Portfolio          Portfolio                AST Large-Cap Value
 SP T.Rowe Price           AST AllianceBernstein      Portfolio
  Large-Cap Growth          Growth & Income          AST Lord Abbett
  Portfolio                 Portfolio                 Bond-Debenture Portfolio
 SP Davis Value Portfolio  AST American Century      AST Marsico Capital
 SP Small Cap Value         Income & Growth           Growth Portfolio
  Portfolio                 Portfolio                AST MFS Growth Portfolio
 SP Small Cap Growth       AST American Century      AST Neuberger Berman
  Portfolio                 Strategic Allocation      Mid-Cap Growth Portfolio
 SP PIMCO Total Return      Portfolio
  Portfolio                AST Cohen & Steers
 SP PIMCO High Yield        Realty Portfolio
  Portfolio
 SP Large Cap Value
  Portfolio

                                      A45

 AST Neuberger Berman      AST T.Rowe Price          Franklin Templeton Funds
  Mid-Cap Value Portfolio   Large-Cap Growth         Small-Mid-Cap Growth
 AST PIMCO Limited          Portfolio                 Securities Fund
  Maturity Bond Portfolio  AST Money Market
 AST AllianceBernstein      Portfolio                Gartmore NVIT
  Core Value Portfolio     AST Small-Cap Growth      Developing Markets
 AST AllianceBernstein      Portfolio
  Managed Index 500        AST PIMCO Total Return    Janus Aspen Series
  Portfolio                 Bond Portfolio           Large Cap Growth
 AST T.Rowe Price Natural  AST International Value    Portfolio - Service
  Resources Portfolio       Portfolio                 Shares
 AST T.Rowe Price Asset    AST International Growth  Large Cap Growth
  Allocation Portfolio      Portfolio                 Portfolio -
 AST MFS Global Equity     AST Western Asset Core     Institutional Shares
  Portfolio                 Plus Bond Portfolio      International Growth
 AST JPMorgan                                         Portfolio -
  International Equity     Alliance Bernstein         Institutional Shares
  Portfolio                Large Cap Growth
 AST T.Rowe Price Global    Portfolio                MFS Variable Insurance
  Bond Portfolio                                     Trust
 AST Aggressive Asset      American Century          Research Series
  Allocation Portfolio     Variable Portfolios       Emerging Growth Series
 AST Capital Growth Asset  Value Fund
  Allocation Portfolio                               Premier VIT
 AST Balanced Asset        Credit Suisse             Opcap Managed Portfolio
  Allocation Portfolio     Trust Global Small Cap    Opcap Small Cap Portfolio
 AST Conservative Asset     Portfolio
  Allocation Portfolio                               AIM Variable Insurance
 AST Preservation Asset    Davis                     Core Equity Fund
  Allocation Portfolio     Value Portfolio
 AST First Trust Balanced                            T. Rowe Price
  Target Portfolio         Evergreen VA              International Stock
 AST First Trust Capital   Balanced Fund              Portfolio
  Appreciation Target      Growth Fund               Equity Income Portfolio
  Portfolio                Omega Fund
 AST Advanced Strategies   Special Values Fund
  Portfolio                International Equity Fund
                           Fundamental Large Cap
                            Fund

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account's adoption of this guidance is not expected to have a material effect on the Account's financial position and results of operations.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

                                      A46

Note 3: Taxes

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

                                                                   Purchases       Sales
                                                                  ------------ -------------
Prudential Money Market Portfolio................................ $174,040,705 $(155,253,962)
Prudential Diversified Bond Portfolio............................ $  2,166,397 $ (49,213,536)
Prudential Equity Portfolio...................................... $  3,044,374 $ (74,231,267)
Prudential Flexible Managed Portfolio............................ $    310,790 $  (4,607,060)
Prudential Conservative Balanced Portfolio....................... $    462,344 $  (6,788,025)
Prudential Value Portfolio....................................... $ 12,355,328 $ (93,273,874)
Prudential High Yield Bond Portfolio............................. $  1,902,756 $ (32,256,599)
Prudential Natural Resources Portfolio........................... $    736,640 $  (4,116,198)
Prudential Stock Index Portfolio................................. $  9,126,212 $(120,677,121)
Prudential Global Portfolio...................................... $  6,938,527 $ (25,805,530)
Prudential Jennison Portfolio.................................... $  4,029,913 $(106,976,873)
Prudential Small Capitalization Stock Portfolio.................. $  4,400,675 $ (28,721,975)
T. Rowe Price International Stock Portfolio...................... $    969,505 $  (9,233,926)
T. Rowe Price Equity Income Portfolio............................ $    885,418 $ (29,440,295)
Premier VIT OpCap Managed Portfolio.............................. $    139,584 $ (27,936,112)
Premier VIT OpCap Small Cap Portfolio............................ $  2,865,323 $ (20,158,570)
AIM V.I. Core Equity Fund........................................ $    127,306 $ (36,255,508)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares.... $    424,801 $ (21,439,070)
Janus Aspen International Growth Portfolio - Institutional Shares $  2,935,300 $ (52,053,111)
MFS Research Series.............................................. $    586,273 $  (8,337,898)
MFS Emerging Growth Series....................................... $     78,633 $ (20,634,777)
Credit Suisse Trust Global Small Cap Portfolio................... $    532,152 $  (4,488,657)
American Century VP Value Fund................................... $    809,565 $ (11,593,368)
Franklin Small-Mid-Cap Growth Securities Fund.................... $    471,246 $  (9,806,730)
Prudential Jennison 20/20 Focus Portfolio........................ $  1,328,371 $ (16,398,737)
Prudential Diversified Conservative Growth Portfolio............. $  2,548,493 $ (20,413,900)
Davis Value Portfolio............................................ $  1,275,862 $ (13,364,088)
AllianceBernstein Large Cap Growth Portfolio..................... $    508,539 $  (2,868,395)
Prudential SP T.Rowe Price Large-Cap Growth Portfolio............ $  2,931,311 $  (9,984,696)
Prudential SP Davis Value Portfolio.............................. $  6,939,380 $ (40,469,314)
Prudential SP Small Cap Value Portfolio.......................... $  4,761,310 $ (39,239,670)
Prudential SP Small Cap Growth Portfolio......................... $  2,903,344 $  (8,589,635)
Prudential SP PIMCO Total Return Portfolio....................... $ 28,196,949 $ (70,563,296)
Prudential SP PIMCO High Yield Portfolio......................... $  9,295,870 $ (31,474,544)
Janus Aspen Large Cap Growth Portfolio - Service Shares.......... $  2,322,777 $  (4,112,675)
Prudential SP Large Cap Value Portfolio.......................... $  2,319,174 $ (19,651,266)
Prudential SP AIM Core Equity Portfolio.......................... $  1,795,536 $  (5,827,525)
Prudential SP Strategic Partners Focused Growth Portfolio........ $  1,780,894 $  (7,088,267)
Prudential SP Mid Cap Growth Portfolio........................... $  3,497,657 $ (22,221,620)
SP Prudential U.S. Emerging Growth Portfolio..................... $  4,967,325 $ (32,165,342)
Prudential SP Conservative Asset Allocation Portfolio............ $ 28,027,510 $ (95,338,152)
Prudential SP Balanced Asset Allocation Portfolio................ $ 43,721,391 $(191,310,657)
Prudential SP Growth Asset Allocation Portfolio.................. $ 39,327,074 $(199,440,782)
Prudential SP Aggressive Growth Asset Allocation Portfolio....... $  1,631,172 $ (24,715,767)
Prudential SP International Growth Portfolio..................... $ 12,138,830 $ (20,830,564)

                                      A47

                                                       Purchases       Sales
                                                      ------------ -------------
Prudential SP International Value Portfolio.......... $ 14,904,248 $ (25,029,168)
Evergreen VA Balanced Fund........................... $     50,706 $    (114,745)
Evergreen VA Growth Fund............................. $     11,606 $    (132,511)
Evergreen VA Omega Fund.............................. $     46,086 $    (518,423)
Evergreen VA Special Values Fund..................... $    276,816 $    (566,909)
Evergreen VA International Equity Fund............... $    127,957 $    (364,343)
Evergreen VA Fundamental Large Cap Fund.............. $     48,545 $    (440,107)
AST AllianceBernstein Growth & Income Portfolio...... $  9,296,721 $  (2,275,476)
AST American Century Income & Growth Portfolio....... $  4,663,215 $  (1,507,336)
AST American Century Strategic Allocation Portfolio.. $ 16,616,180 $  (1,847,407)
AST Cohen & Steers Realty Portfolio.................. $ 10,722,685 $ (10,858,136)
AST UBS Dynamic Alpha Portfolio...................... $ 45,709,155 $  (9,277,421)
AST DeAm Large-Cap Value Portfolio................... $ 11,197,002 $  (9,740,226)
AST Neuberger Berman Small-Cap Growth Portfolio...... $  2,976,866 $    (871,790)
AST DeAm Small-Cap Value Portfolio................... $  3,099,193 $  (1,382,984)
AST High Yield Portfolio............................. $  3,832,884 $  (3,812,413)
AST Federated Aggressive Growth Portfolio............ $  5,426,398 $  (3,222,460)
AST Mid-Cap Value Portfolio.......................... $  3,261,868 $  (1,754,503)
AST Small-Cap Value Portfolio........................ $  6,338,973 $  (4,280,994)
AST Goldman Sachs Concentrated Growth Portfolio...... $  9,369,212 $  (2,916,625)
AST Goldman Sachs Mid-Cap Growth Portfolio........... $  7,142,697 $  (2,582,820)
AST Large-Cap Value Portfolio........................ $  4,993,764 $  (4,141,395)
AST Lord Abbett Bond-Debenture Portfolio............. $  7,665,722 $  (3,108,784)
AST Marsico Capital Growth Portfolio................. $ 14,434,019 $  (4,852,063)
AST MFS Growth Portfolio............................. $  3,429,227 $  (1,092,390)
AST Neuberger Berman Mid-Cap Growth Portfolio........ $ 14,640,628 $  (5,075,564)
AST Neuberger Berman Mid-Cap Value Portfolio......... $  8,887,531 $  (6,731,268)
AST PIMCO Limited Maturity Bond Portfolio............ $  6,067,753 $  (3,474,331)
AST AllianceBernstein Core Value Portfolio........... $  8,185,255 $  (3,679,498)
AST AllianceBernstein Managed Index 500 Portfolio.... $  5,468,128 $  (1,280,893)
AST T. Rowe Price Natural Resources Portfolio........ $ 35,165,651 $ (17,512,741)
AST T. Rowe Price Asset Allocation Portfolio......... $146,451,928 $ (10,773,106)
AST MFS Global Equity Portfolio...................... $  5,268,111 $  (2,687,777)
AST JPMorgan International Equity Portfolio.......... $ 11,742,615 $  (5,008,984)
AST T. Rowe Price Global Bond Portfolio.............. $ 10,043,993 $  (2,406,965)
AST Aggressive Asset Allocation Portfolio............ $ 29,286,883 $  (9,335,691)
AST Capital Growth Asset Allocation Portfolio........ $836,840,835 $(155,285,226)
AST Balanced Asset Allocation Portfolio.............. $575,914,704 $ (99,565,680)
AST Conservative Asset Allocation Portfolio.......... $238,899,455 $ (49,159,086)
AST Preservation Asset Allocation Portfolio.......... $109,848,258 $ (38,634,023)
AST First Trust Balanced Target Portfolio............ $129,588,247 $ (18,247,135)
AST First Trust Capital Appreciation Target Portfolio $209,186,769 $ (27,809,106)
AST Advanced Strategies Portfolio.................... $209,338,451 $ (27,655,889)
AST T. Rowe Price Large-Cap Growth Portfolio......... $  3,743,108 $    (250,170)
AST Money Market Portfolio........................... $ 33,402,724 $ (27,479,160)
AST Small-Cap Growth Portfolio....................... $  1,696,446 $    (113,986)
AST PIMCO Total Return Bond Portfolio................ $  9,123,285 $  (1,316,442)
AST International Value Portfolio.................... $  6,503,287 $    (587,016)
AST International Growth Portfolio................... $  4,501,259 $    (292,491)
AST Western Asset Core Plus Bond Portfolio........... $     25,264 $         (18)
Gartmore NVIT Developing Markets..................... $ 14,639,222 $  (8,800,232)

Note 5: Related Party Transactions

        Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together


                                      A48
        the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 6: Financial Highlights

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                              At year ended                             For year ended
                  --------------------------------------  ---------------------------------------------
                                                   Net    Investment
                  Units        Unit Value         Assets    Income   Expense Ratio**    Total Return***
                  (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- ---------------------  -------- ---------- -----------------  ----------------
                                          Prudential Money Market Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007 244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%   2.79% to   3.63%
December 31, 2006 223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%   2.67% to   3.35%
December 31, 2005 183,246 $0.98795 to  $ 1.26691 $209,879   2.84%    1.35%  to   2.00%   0.88% to   1.54%
December 31, 2004 213,892 $0.97813 to  $ 1.24840 $243,516   1.00%    1.35%  to   2.00%  -0.93% to  -0.33%
December 31, 2003 279,425 $0.98657 to  $ 1.25286 $324,048   0.85%    1.35%  to   1.90%  -1.05% to  -0.51%

                                        Prudential Diversified Bond Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007 177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%   4.00% to   4.31%
December 31, 2006 203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%   3.28% to   3.59%
December 31, 2005 241,749 $1.33655 to  $ 1.59160 $384,058   5.25%    1.35%  to   1.65%   1.61% to   1.91%
December 31, 2004 283,870 $1.31540 to  $ 1.56260 $442,817   4.38%    1.35%  to   1.65%   3.87% to   4.18%
December 31, 2003 338,319 $1.26643 to  $ 1.50079 $506,846   3.98%    1.35%  to   1.65%   5.73% to   6.05%

                                             Prudential Equity Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007 183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%   7.17% to   7.86%
December 31, 2006 215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%  10.37% to  11.08%
December 31, 2005 249,850 $1.11720 to  $ 1.87806 $438,393   0.96%    1.35%  to   2.00%   9.29% to   9.98%
December 31, 2004 266,362 $1.01871 to  $ 1.70828 $435,764   1.24%    1.35%  to   2.00%   7.77% to   8.46%
December 31, 2003 285,436 $0.94205 to  $ 1.57580 $438,294   0.99%    1.35%  to   1.90%  29.19% to  29.90%

                                        Prudential Flexible Managed Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%   4.89% to   4.89%
December 31, 2006  15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%  10.62% to  10.62%
December 31, 2005  17,773 $1.65164 to  $ 1.65164 $ 29,354   2.01%    1.40%  to   1.40%   2.73% to   2.73%
December 31, 2004  21,202 $1.60781 to  $ 1.60781 $ 34,089   1.48%    1.40%  to   1.40%   9.21% to   9.21%
December 31, 2003  24,849 $1.47227 to  $ 1.47227 $ 36,584   2.09%    1.40%  to   1.40%  22.06% to  22.06%

                                      A49

                              At year ended                            For year ended
                  -------------------------------------  ---------------------------------------------
                                                  Net    Investment
                  Units        Unit Value        Assets    Income   Expense Ratio**    Total Return***
                  (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- --------------------  -------- ---------- -----------------  ----------------
                                     Prudential Conservative Balanced Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  20,216 $1.83259 to  $1.83259 $ 37,048   2.81%    1.40%  to   1.40%   4.65% to   4.65%
December 31, 2006  23,410 $1.75118 to  $1.75118 $ 40,995   2.65%    1.40%  to   1.40%   8.91% to   8.91%
December 31, 2005  28,153 $1.60793 to  $1.60793 $ 45,268   2.44%    1.40%  to   1.40%   2.01% to   2.01%
December 31, 2004  34,197 $1.57630 to  $1.57630 $ 53,905   2.04%    1.40%  to   1.40%   6.54% to   6.54%
December 31, 2003  40,989 $1.47948 to  $1.47948 $ 60,643   2.80%    1.40%  to   1.40%  17.13% to  17.13%

                                             Prudential Value Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007 158,069 $1.55562 to  $3.01663 $400,689   1.31%    1.35%  to   2.00%   1.15% to   1.81%
December 31, 2006 186,033 $1.53477 to  $2.96458 $465,824   1.44%    1.35%  to   2.00%  17.60% to  18.35%
December 31, 2005 196,035 $1.30259 to  $2.50630 $426,327   1.37%    1.35%  to   2.00%  14.39% to  15.11%
December 31, 2004 202,438 $1.13655 to  $2.17838 $396,997   1.36%    1.35%  to   2.00%  14.03% to  14.76%
December 31, 2003 201,621 $0.99472 to  $1.89915 $362,689   1.56%    1.35%  to   1.90%  25.68% to  26.37%

                                        Prudential High Yield Bond Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  95,300 $1.35549 to  $1.68122 $159,924   7.01%    1.35%  to   1.65%   0.96% to   1.26%
December 31, 2006 111,866 $1.34263 to  $1.66129 $185,506   7.73%    1.35%  to   1.65%   8.44% to   8.77%
December 31, 2005 133,431 $1.23810 to  $1.52788 $203,527   6.74%    1.35%  to   1.65%   1.74% to   2.01%
December 31, 2004 160,681 $1.21693 to  $1.49829 $240,357   7.23%    1.35%  to   1.65%   8.52% to   8.84%
December 31, 2003 190,160 $1.12137 to  $1.37730 $261,532   8.35%    1.35%  to   1.65%  23.00% to  23.37%

                                       Prudential Natural Resources Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007   2,521 $9.11983 to  $9.11983 $ 22,994   0.60%    1.40%  to   1.40%  46.23% to  46.23%
December 31, 2006   2,954 $6.23651 to  $6.23651 $ 18,425   1.93%    1.40%  to   1.40%  20.51% to  20.51%
December 31, 2005   3,343 $5.17504 to  $5.17504 $ 17,303   0.00%    1.40%  to   1.40%  53.76% to  53.76%
December 31, 2004   3,501 $3.36558 to  $3.36558 $ 11,783   3.40%    1.40%  to   1.40%  23.45% to  23.45%
December 31, 2003   3,694 $2.72634 to  $2.72634 $ 10,070   4.24%    1.40%  to   1.40%  37.08% to  37.08%

                                          Prudential Stock Index Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007 299,309 $0.99525 to  $2.24407 $551,545   1.51%    1.35%  to   2.00%   3.03% to   3.69%
December 31, 2006 353,178 $0.96309 to  $2.16530 $631,250   1.56%    1.35%  to   2.00%  13.28% to  14.02%
December 31, 2005 407,098 $0.84766 to  $1.90012 $645,583   1.47%    1.35%  to   2.00%   2.50% to   3.14%
December 31, 2004 443,160 $0.82464 to  $1.84300 $693,094   1.64%    1.35%  to   2.00%   8.29% to   8.98%
December 31, 2003 434,432 $0.75934 to  $1.69204 $645,369   1.48%    1.35%  to   1.90%  25.79% to  26.48%

                                            Prudential Global Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  67,856 $1.08191 to  $2.32839 $135,883   1.05%    1.35%  to   2.00%   8.30% to   9.00%
December 31, 2006  76,284 $0.99602 to  $2.13726 $140,710   0.65%    1.35%  to   2.00%  17.31% to  18.05%
December 31, 2005  83,554 $0.84666 to  $1.81132 $131,804   0.61%    1.35%  to   2.00%  13.80% to  14.53%
December 31, 2004  92,115 $0.74184 to  $1.58248 $128,221   0.99%    1.35%  to   2.00%   7.44% to   8.13%
December 31, 2003  93,158 $0.68852 to  $1.46429 $121,913   0.36%    1.35%  to   1.90%  31.57% to  32.28%

                                           Prudential Jennison Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007 269,108 $0.76233 to  $2.19002 $479,398   0.28%    1.35%  to   2.00%   9.79% to  10.50%
December 31, 2006 323,560 $0.69237 to  $1.98290 $525,273   0.28%    1.35%  to   2.00%  -0.20% to   0.44%
December 31, 2005 372,673 $0.69178 to  $1.97537 $609,136   0.10%    1.35%  to   2.00%  12.31% to  13.05%
December 31, 2004 421,800 $0.61411 to  $1.74849 $620,026   0.45%    1.35%  to   2.00%   7.49% to   8.18%
December 31, 2003 453,187 $0.56973 to  $1.61723 $627,061   0.26%    1.35%  to   1.90%  27.81% to  28.53%

                                  Prudential Small Capitalization Stock Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  35,286 $2.05789 to  $3.08163 $ 94,435   0.55%    1.35%  to   1.65%  -2.16% to  -1.86%
December 31, 2006  43,383 $2.10323 to  $3.14174 $118,332   0.56%    1.35%  to   1.65%  12.81% to  13.15%
December 31, 2005  50,766 $1.86435 to  $2.77814 $122,366   0.59%    1.35%  to   1.65%   5.52% to   5.83%
December 31, 2004  56,066 $1.76674 to  $2.62630 $127,911   0.59%    1.35%  to   1.65%  20.06% to  20.42%
December 31, 2003  59,374 $1.47156 to  $2.18216 $112,757   0.47%    1.35%  to   1.65%  36.02% to  36.42%

                                    T. Rowe Price International Stock Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  24,452 $1.27297 to  $1.72087 $ 41,885   1.33%    1.35%  to   1.65%  11.19% to  11.52%
December 31, 2006  29,145 $1.14486 to  $1.54392 $ 44,784   1.16%    1.35%  to   1.65%  17.17% to  17.51%
December 31, 2005  31,879 $0.97711 to  $1.31451 $ 41,741   1.57%    1.35%  to   1.65%  14.16% to  14.49%
December 31, 2004  35,382 $0.85590 to  $1.14869 $ 40,479   1.09%    1.35%  to   1.65%  11.92% to  12.27%
December 31, 2003  37,910 $0.76471 to  $1.02374 $ 38,680   1.28%    1.35%  to   1.65%  28.40% to  28.77%

                                      A50

                              At year ended                            For year ended
                  -------------------------------------  ---------------------------------------------
                                                  Net    Investment
                  Units        Unit Value        Assets    Income   Expense Ratio**    Total Return***
                  (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- --------------------  -------- ---------- -----------------  ----------------
                                       T. Rowe Price Equity Income Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  52,567 $1.56731 to  $2.40627 $125,668   1.67%    1.35%  to   1.65%   1.58% to   1.88%
December 31, 2006  63,395 $1.54295 to  $2.36313 $148,936   1.55%    1.35%  to   1.65%  17.03% to  17.39%
December 31, 2005  75,165 $1.31837 to  $2.01408 $150,483   1.54%    1.35%  to   1.65%   2.23% to   2.54%
December 31, 2004  84,329 $1.28960 to  $1.96512 $164,796   1.56%    1.35%  to   1.65%  13.05% to  13.39%
December 31, 2003  91,614 $1.14069 to  $1.73402 $158,057   1.69%    1.35%  to   1.65%  23.46% to  23.83%

                                        Premier VIT OpCap Managed Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  76,643 $1.19659 to  $1.72622 $132,249   2.18%    1.35%  to   1.65%   1.26% to   1.56%
December 31, 2006  91,386 $1.18165 to  $1.70043 $155,331   1.81%    1.35%  to   1.65%   7.87% to   8.20%
December 31, 2005 110,586 $1.09540 to  $1.57237 $173,819   1.23%    1.35%  to   1.65%   3.58% to   3.89%
December 31, 2004 132,223 $1.05759 to  $1.51433 $200,148   1.54%    1.35%  to   1.65%   8.97% to   9.29%
December 31, 2003 155,780 $0.97053 to  $1.38628 $215,874   1.86%    1.35%  to   1.65%  19.77% to  20.12%

                                       Premier VIT OpCap Small Cap Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%  -1.06% to  -0.77%
December 31, 2006  31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%  22.07% to  22.43%
December 31, 2005  37,521 $1.94860 to  $2.08553 $ 78,204   0.00%    1.35%  to   1.65%  -1.56% to  -1.27%
December 31, 2004  46,585 $1.97949 to  $2.11349 $ 98,398   0.05%    1.35%  to   1.65%  15.97% to  16.31%
December 31, 2003  52,211 $1.70696 to  $1.81797 $ 94,869   0.05%    1.35%  to   1.65%  40.34% to  40.76%

                                             AIM V.I. Core Equity Fund
                  -----------------------------------------------------------------------------------
December 31, 2007  87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%   6.35% to   6.66%
December 31, 2006 105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%  14.81% to  15.16%
December 31, 2005  48,775 $0.83573 to  $1.56803 $ 75,486   1.43%    1.35%  to   1.65%   3.61% to   3.91%
December 31, 2004  58,701 $0.80658 to  $1.50970 $ 87,533   0.93%    1.35%  to   1.65%   7.19% to   7.52%
December 31, 2003  69,193 $0.75247 to  $1.40486 $ 96,053   0.98%    1.35%  to   1.65%  22.40% to  22.75%

                           Janus Aspen Large Cap Growth Portfolio - Institutional Shares
                  -----------------------------------------------------------------------------------
December 31, 2007  61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%  13.21% to  13.55%
December 31, 2006  73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%   9.57% to   9.91%
December 31, 2005  88,674 $0.70539 to  $1.44650 $126,204   0.33%    1.35%  to   1.65%   2.60% to   2.90%
December 31, 2004 108,636 $0.68751 to  $1.40646 $150,008   0.14%    1.35%  to   1.65%   2.81% to   3.13%
December 31, 2003 128,974 $0.66870 to  $1.36461 $172,930   0.09%    1.35%  to   1.65%  29.57% to  29.96%

                         Janus Aspen International Growth Portfolio - Institutional Shares
                  -----------------------------------------------------------------------------------
December 31, 2007  58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%  26.22% to  26.60%
December 31, 2006  70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%  44.65% to  45.08%
December 31, 2005  81,367 $1.34919 to  $2.39973 $192,824   1.20%    1.35%  to   1.65%  30.16% to  30.54%
December 31, 2004  94,695 $1.03659 to  $1.83930 $172,017   0.90%    1.35%  to   1.65%  17.02% to  17.35%
December 31, 2003 110,936 $0.88582 to  $1.56797 $171,973   1.22%    1.35%  to   1.65%  32.73% to  33.12%

                                                MFS Research Series
                  -----------------------------------------------------------------------------------
December 31, 2007  18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%  11.36% to  11.69%
December 31, 2006  22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%   8.69% to   8.99%
December 31, 2005  27,680 $0.91808 to  $1.46772 $ 40,404   0.49%    1.35%  to   1.65%   6.06% to   6.37%
December 31, 2004  33,162 $0.86562 to  $1.38048 $ 45,567   1.08%    1.35%  to   1.65%  13.97% to  14.31%
December 31, 2003  38,554 $0.75952 to  $1.20836 $ 46,388   0.68%    1.35%  to   1.65%  22.68% to  23.03%

                                             MFS Emerging Growth Series
                  -----------------------------------------------------------------------------------
December 31, 2007  54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%  19.20% to  19.55%
December 31, 2006  66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%   6.16% to   6.45%
December 31, 2005  80,363 $0.75590 to  $1.39011 $111,071   0.00%    1.35%  to   1.65%   7.43% to   7.75%
December 31, 2004  98,291 $0.70362 to  $1.29091 $126,133   0.00%    1.35%  to   1.65%  11.13% to  11.46%
December 31, 2003 115,437 $0.63317 to  $1.15881 $132,948   0.00%    1.35%  to   1.65%  28.12% to  28.49%

                                   Credit Suisse Trust Global Small Cap Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  13,308 $1.02639 to  $1.35908 $ 18,050   0.00%    1.35%  to   1.65%  -5.52% to  -5.24%
December 31, 2006  15,776 $1.08635 to  $1.43500 $ 22,593   0.00%    1.35%  to   1.65%  11.39% to  11.70%
December 31, 2005  19,130 $0.97531 to  $1.28530 $ 24,548   0.00%    1.35%  to   1.65%  14.26% to  14.59%
December 31, 2004  22,247 $0.85361 to  $1.12210 $ 24,922   0.00%    1.35%  to   1.65%  16.07% to  16.42%
December 31, 2003  24,730 $0.73541 to  $0.96436 $ 23,813   0.00%    1.35%  to   1.65%  45.26% to  45.68%

                                      A51

                              At year ended                            For year ended
                  -------------------------------------  ---------------------------------------------
                                                  Net    Investment
                  Units        Unit Value        Assets    Income   Expense Ratio**    Total Return***
                  (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- --------------------  -------- ---------- -----------------  ----------------
                                           American Century VP Value Fund
                  -----------------------------------------------------------------------------------
December 31, 2007  21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%  -6.68% to  -6.41%
December 31, 2006  26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%  16.73% to  17.08%
December 31, 2005  30,623 $1.59361 to  $1.90364 $ 58,037   0.90%    1.35%  to   1.65%   3.33% to   3.63%
December 31, 2004  34,892 $1.54228 to  $1.83772 $ 63,894   1.01%    1.35%  to   1.65%  12.49% to  12.81%
December 31, 2003  37,346 $1.37107 to  $1.62974 $ 60,648   1.09%    1.35%  to   1.65%  26.87% to  27.23%

                                   Franklin Small-Mid-Cap Growth Securities Fund
                  -----------------------------------------------------------------------------------
December 31, 2007  22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%   9.41% to   9.75%
December 31, 2006  27,564 $0.99775 to  $1.70655 $ 45,925   0.00%    1.35%  to   1.65%   6.93% to   7.25%
December 31, 2005  33,253 $0.93308 to  $1.59202 $ 51,693   0.00%    1.35%  to   1.65%   3.08% to   3.40%
December 31, 2004  39,929 $0.90516 to  $1.54056 $ 60,060   0.00%    1.35%  to   1.65%   9.66% to   9.99%
December 31, 2003  45,499 $0.82539 to  $1.40143 $ 62,294   0.00%    1.35%  to   1.65%  35.01% to  35.41%

                                     Prudential Jennison 20/20 Focus Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  44,588 $1.67967 to  $1.76615 $ 78,700   0.56%    1.35%  to   1.65%   8.79% to   9.12%
December 31, 2006  52,651 $1.54401 to  $1.61949 $ 85,221   0.40%    1.35%  to   1.65%  12.28% to  12.61%
December 31, 2005  52,853 $1.37511 to  $1.43892 $ 76,014   0.24%    1.35%  to   1.65%  19.62% to  19.98%
December 31, 2004  51,736 $1.14958 to  $1.20003 $ 62,053   0.10%    1.35%  to   1.65%  14.05% to  14.39%
December 31, 2003  56,016 $1.00792 to  $1.04952 $ 58,759   0.22%    1.35%  to   1.65%  27.20% to  27.59%

                                Prudential Diversified Conservative Growth Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  81,708 $1.46175 to  $1.49727 $121,479   3.29%    1.35%  to   1.65%   4.18% to   4.50%
December 31, 2006  92,717 $1.40304 to  $1.43284 $131,993   3.32%    1.35%  to   1.65%   5.19% to   5.51%
December 31, 2005 106,144 $1.33377 to  $1.35805 $143,304   3.13%    1.35%  to   1.65%   5.30% to   5.62%
December 31, 2004 123,176 $1.26658 to  $1.28576 $157,523   3.12%    1.35%  to   1.65%   7.79% to   8.11%
December 31, 2003 135,064 $1.17504 to  $1.18932 $159,862   4.45%    1.35%  to   1.65%  19.61% to  19.95%

                                               Davis Value Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  48,817 $1.27220 to  $1.30132 $ 63,255   1.06%    1.35%  to   1.65%   2.92% to   3.24%
December 31, 2006  57,391 $1.23605 to  $1.26051 $ 72,077   0.76%    1.35%  to   1.65%  13.13% to  13.48%
December 31, 2005  61,958 $1.09258 to  $1.11081 $ 68,608   0.95%    1.35%  to   1.65%   7.67% to   7.99%
December 31, 2004  69,705 $1.01470 to  $1.02858 $ 71,511   0.83%    1.35%  to   1.65%  10.51% to  10.85%
December 31, 2003  70,263 $0.91822 to  $0.92794 $ 65,072   0.80%    1.35%  to   1.65%  27.67% to  28.01%

                                    AllianceBernstein Large Cap Growth Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  11,891 $0.70378 to  $0.72051 $  8,527   0.00%    1.35%  to   1.65%  11.76% to  12.10%
December 31, 2006  15,195 $0.62974 to  $0.64277 $  9,727   0.00%    1.35%  to   1.65%  -2.26% to  -1.95%
December 31, 2005  17,225 $0.64427 to  $0.65558 $ 11,255   0.00%    1.35%  to   1.65%  12.98% to  13.30%
December 31, 2004  19,560 $0.57025 to  $0.57864 $ 11,286   0.00%    1.35%  to   1.65%   6.60% to   6.91%
December 31, 2003  22,881 $0.53496 to  $0.54123 $ 12,354   0.00%    1.35%  to   1.65%  21.34% to  21.74%

                               Prudential SP T.Rowe Price Large-Cap Growth Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007  48,895 $0.78153 to  $1.58021 $ 58,021   0.23%    1.40%  to   2.00%   6.08% to   6.71%
December 31, 2006  54,219 $0.73459 to  $1.48086 $ 60,244   0.00%    1.40%  to   2.00%   3.84% to   4.46%
December 31, 2005  57,242 $0.70537 to  $1.41770 $ 59,791   0.00%    1.40%  to   2.00%  14.21% to  14.89%
December 31, 2004  60,177 $0.61576 to  $1.23406 $ 53,433   0.00%    1.40%  to   2.00%   4.01% to   4.65%
December 31, 2003  53,417 $0.59025 to  $0.95090 $ 42,367   0.00%    1.40%  to   1.90%  21.55% to  22.14%

                                        Prudential SP Davis Value Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007 148,469 $1.30281 to  $1.75049 $228,363   0.77%    1.40%  to   2.00%   2.52% to   3.13%
December 31, 2006 168,113 $1.26697 to  $1.69738 $250,553   0.82%    1.40%  to   2.00%  12.78% to  13.45%
December 31, 2005 185,836 $1.12018 to  $1.49631 $243,820   0.92%    1.40%  to   2.00%   7.38% to   8.02%
December 31, 2004 189,704 $1.04012 to  $1.38531 $228,840   0.40%    1.40%  to   2.00%  10.32% to  10.98%
December 31, 2003 155,813 $0.94006 to  $1.10632 $164,272   0.46%    1.40%  to   1.90%  27.00% to  27.63%

                                      Prudential SP Small Cap Value Portfolio
                  -----------------------------------------------------------------------------------
December 31, 2007 113,884 $1.31385 to  $1.70189 $181,132   0.71%    1.35%  to   2.00%  -5.53% to  -4.92%
December 31, 2006 132,316 $1.38934 to  $1.79078 $221,323   0.54%    1.35%  to   2.00%  12.36% to  13.08%
December 31, 2005 151,550 $1.23523 to  $1.58443 $224,147   0.52%    1.35%  to   2.00%   2.57% to   3.22%
December 31, 2004 149,233 $1.20315 to  $1.53719 $213,281   0.17%    1.35%  to   2.00%  18.32% to  19.07%
December 31, 2003 108,305 $1.01585 to  $1.24988 $128,463   0.03%    1.35%  to   1.90%  30.63% to  31.34%

                                      A52

                              At year ended                             For year ended
                  --------------------------------------  ---------------------------------------------
                                                   Net    Investment
                  Units        Unit Value         Assets    Income   Expense Ratio**    Total Return***
                  (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- ---------------------  -------- ---------- -----------------  ----------------
                                      Prudential SP Small Cap Growth Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  33,029 $0.70004 to  $ 1.49464 $ 38,340   0.00%    1.35%  to   2.00%   4.27% to   4.94%
December 31, 2006  37,498 $0.66939 to  $ 1.42492 $ 41,332   0.00%    1.40%  to   2.00%  10.18% to  10.85%
December 31, 2005  39,603 $0.60571 to  $ 1.28565 $ 39,328   0.00%    1.40%  to   2.00%   0.47% to   1.08%
December 31, 2004  38,777 $0.60112 to  $ 1.27212 $ 36,834   0.00%    1.40%  to   2.00%  -2.87% to  -2.29%
December 31, 2003  29,424 $0.61704 to  $ 1.01108 $ 26,084   0.00%    1.40%  to   1.90%  32.21% to  32.87%

                                     Prudential SP PIMCO Total Return Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007 332,989 $1.14412 to  $ 1.46251 $425,871   4.33%    1.35%  to   2.00%   7.29% to   7.97%
December 31, 2006 361,785 $1.06640 to  $10.22328 $430,529   4.22%    1.35%  to   2.50%   1.16% to   2.30%
December 31, 2005 398,806 $1.04909 to  $ 1.32513 $466,974   4.71%    1.35%  to   2.00%   0.37% to   1.03%
December 31, 2004 403,102 $1.04519 to  $ 1.31224 $471,428   1.95%    1.35%  to   2.00%   3.20% to   3.89%
December 31, 2003 369,822 $1.09611 to  $ 1.26394 $424,483   2.48%    1.35%  to   1.90%   3.87% to   4.45%

                                      Prudential SP PIMCO High Yield Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007 117,649 $1.29298 to  $10.91469 $170,618   6.99%    1.40%  to   2.45%   1.30% to   2.36%
December 31, 2006 130,998 $1.27068 to  $ 1.48318 $186,032   7.32%    1.40%  to   2.00%   7.35% to   8.02%
December 31, 2005 145,355 $1.18368 to  $ 1.37312 $191,575   6.47%    1.40%  to   2.00%   2.01% to   2.61%
December 31, 2004 146,925 $1.16040 to  $ 1.33818 $189,300   6.80%    1.40%  to   2.00%   7.18% to   7.81%
December 31, 2003 110,566 $1.16517 to  $ 1.24124 $132,701   6.92%    1.40%  to   1.90%  20.13% to  20.74%

                               Janus Aspen Large Cap Growth Portfolio - Service Shares
                  ------------------------------------------------------------------------------------
December 31, 2007  20,946 $0.73781 to  $ 1.62992 $ 24,219   0.58%    1.40%  to   2.00%  12.54% to  13.21%
December 31, 2006  22,671 $0.65369 to  $ 1.43985 $ 22,717   0.28%    1.40%  to   2.00%   8.96% to   9.60%
December 31, 2005  24,175 $0.59821 to  $ 1.31370 $ 21,744   0.13%    1.40%  to   2.00%   1.98% to   2.59%
December 31, 2004  26,095 $0.58487 to  $ 1.28061 $ 22,332   0.00%    1.40%  to   2.00%   2.16% to   2.77%
December 31, 2003  24,483 $0.57082 to  $ 1.00180 $ 18,639   0.00%    1.40%  to   1.90%  29.06% to  29.69%

                                       Prudential SP Large Cap Value Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  56,358 $1.28151 to  $ 1.66085 $ 81,710   1.53%    1.35%  to   2.00%  -4.74% to  -4.13%
December 31, 2006  67,053 $1.34067 to  $ 1.73324 $101,040   1.33%    1.35%  to   2.00%  16.16% to  16.89%
December 31, 2005  84,382 $1.15025 to  $ 1.48345 $108,301   0.83%    1.35%  to   2.00%   4.56% to   5.24%
December 31, 2004  77,841 $1.09631 to  $ 1.41075 $ 94,236   0.78%    1.35%  to   2.00%  15.44% to  16.19%
December 31, 2003  62,105 $0.94638 to  $ 1.04790 $ 63,307   0.00%    1.35%  to   1.90%  24.40% to  25.07%

                                       Prudential SP AIM Core Equity Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  22,730 $0.86100 to  $ 1.61162 $ 27,702   1.07%    1.40%  to   2.00%   5.69% to   6.33%
December 31, 2006  25,837 $0.81229 to  $ 1.51572 $ 29,521   0.94%    1.40%  to   2.00%  13.78% to  14.46%
December 31, 2005  28,460 $0.71174 to  $ 1.32432 $ 28,299   1.03%    1.40%  to   2.00%   2.58% to   3.19%
December 31, 2004  28,927 $0.69173 to  $ 1.28542 $ 27,334   0.46%    1.40%  to   2.00%   6.66% to   7.30%
December 31, 2003  24,460 $0.64656 to  $ 1.04529 $ 19,905   0.32%    1.40%  to   1.90%  21.38% to  21.98%

                              Prudential SP Strategic Partners Focused Growth Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  24,365 $0.81707 to  $ 1.64616 $ 29,675   0.00%    1.35%  to   2.00%  12.96% to  13.69%
December 31, 2006  28,857 $0.72113 to  $ 1.44859 $ 30,789   0.00%    1.35%  to   2.00%  -2.61% to  -1.98%
December 31, 2005  29,854 $0.73825 to  $ 1.47863 $ 32,170   0.00%    1.35%  to   2.00%  12.89% to  13.61%
December 31, 2004  28,430 $0.65198 to  $ 1.30209 $ 26,017   0.00%    1.35%  to   2.00%   8.42% to   9.11%
December 31, 2003  24,824 $0.59950 to  $ 1.00077 $ 19,412   0.00%    1.35%  to   1.90%  23.49% to  24.16%

                                       Prudential SP Mid Cap Growth Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  83,212 $0.73705 to  $ 1.81642 $100,293   0.21%    1.35%  to   2.00%  13.92% to  14.65%
December 31, 2006  99,310 $0.64505 to  $ 1.58504 $103,544   0.00%    1.35%  to   2.00%  -3.86% to  -3.25%
December 31, 2005 118,076 $0.66904 to  $ 1.63898 $124,278   0.00%    1.35%  to   2.00%   3.20% to   3.84%
December 31, 2004  95,143 $0.64649 to  $ 1.57888 $ 92,650   0.00%    1.35%  to   2.00%  17.21% to  17.96%
December 31, 2003  67,470 $0.54998 to  $ 0.93944 $ 50,518   0.00%    1.35%  to   1.90%  37.48% to  38.25%

                                    SP Prudential U.S. Emerging Growth Portfolio
                  ------------------------------------------------------------------------------------
December 31, 2007  87,699 $1.07786 to  $ 2.36566 $151,175   0.31%    1.35%  to   2.00%  14.52% to  15.25%
December 31, 2006 103,549 $0.93851 to  $ 2.05363 $154,141   0.00%    1.35%  to   2.00%   7.44% to   8.13%
December 31, 2005 114,303 $0.87096 to  $ 1.90014 $156,928   0.00%    1.35%  to   2.00%  15.47% to  16.21%
December 31, 2004  93,665 $0.75197 to  $ 1.63587 $108,264   0.00%    1.35%  to   2.00%  19.01% to  19.78%
December 31, 2003  76,118 $0.63000 to  $ 1.05808 $ 67,589   0.00%    1.35%  to   1.90%  39.45% to  40.20%

                                      A53

                               At year ended                              For year ended
                  ----------------------------------------  ---------------------------------------------
                                                            Investment
                  Units        Unit Value        Net Assets   Income   Expense Ratio**    Total Return***
                  (000s)    Lowest -- Highest      (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- ---------------------  ---------- ---------- -----------------  ----------------
                                 Prudential SP Conservative Asset Allocation Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007 339,433 $1.33711 to  $12.00521 $  578,395   2.96%    1.35%  to   2.75%   6.45% to   7.92%
December 31, 2006 376,140 $1.24325 to  $11.18453 $  592,998   3.48%    1.35%  to   2.75%   5.77% to   7.23%
December 31, 2005 413,947 $1.16340 to  $ 1.27471 $  603,052   1.25%    1.35%  to   2.00%   3.84% to   4.50%
December 31, 2004 368,692 $1.11720 to  $ 1.22048 $  432,866   1.32%    1.35%  to   2.00%   6.75% to   7.44%
December 31, 2003 246,729 $1.04299 to  $ 1.07868 $  267,381   1.21%    1.35%  to   1.90%  14.32% to  14.94%

                                   Prudential SP Balanced Asset Allocation Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007 645,653 $1.28699 to  $12.42389 $1,246,648   2.17%    1.35%  to   2.75%   6.41% to   7.88%
December 31, 2006 710,507 $1.19704 to  $11.57861 $1,280,735   2.60%    1.35%  to   2.75%   7.73% to   9.22%
December 31, 2005 772,289 $1.09974 to  $ 1.38790 $1,263,780   0.81%    1.35%  to   2.00%   5.49% to   6.18%
December 31, 2004 636,614 $1.03936 to  $ 1.30793 $  772,350   0.75%    1.35%  to   2.00%   8.91% to   9.61%
December 31, 2003 389,561 $0.95147 to  $ 1.07966 $  421,057   0.79%    1.35%  to   1.90%  20.59% to  21.23%

                                    Prudential SP Growth Asset Allocation Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007 486,656 $1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%   6.29% to   7.77%
December 31, 2006 550,337 $1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%   9.87% to  11.39%
December 31, 2005 593,163 $1.00920 to  $ 1.48911 $1,099,499   0.50%    1.35%  to   2.00%   7.10% to   7.79%
December 31, 2004 477,746 $0.93943 to  $ 1.38211 $  597,023   0.40%    1.35%  to   2.00%  10.83% to  11.54%
December 31, 2003 281,219 $0.84514 to  $ 1.06700 $  301,059   0.44%    1.35%  to   1.90%  25.88% to  26.57%

                              Prudential SP Aggressive Growth Asset Allocation Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007  87,310 $1.10722 to  $ 1.91433 $  150,328   0.89%    1.35%  to   2.00%   7.05% to   7.74%
December 31, 2006 100,341 $1.03126 to  $ 1.77768 $  159,375   1.90%    1.35%  to   2.00%  12.04% to  12.76%
December 31, 2005 112,979 $0.91771 to  $ 1.57741 $  159,065   0.16%    1.35%  to   2.00%   8.32% to   9.01%
December 31, 2004  92,089 $0.84470 to  $ 1.44765 $  117,544   0.05%    1.40%  to   2.00%  12.51% to  13.17%
December 31, 2003  49,024 $0.74865 to  $ 1.05061 $   51,315   0.02%    1.40%  to   1.90%  30.30% to  30.96%

                                     Prudential SP International Growth Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007  63,064 $1.02639 to  $ 2.50846 $  114,846   0.68%    1.35%  to   2.00%  17.19% to  17.94%
December 31, 2006  67,134 $0.87322 to  $13.26174 $  104,183   1.78%    1.35%  to   2.50%  18.10% to  19.44%
December 31, 2005  65,436 $0.73359 to  $ 1.78245 $   83,908   0.59%    1.35%  to   2.00%  14.11% to  14.85%
December 31, 2004  58,453 $0.64107 to  $ 1.55290 $   63,262   0.19%    1.35%  to   2.00%  14.26% to  14.98%
December 31, 2003  40,928 $0.55950 to  $ 1.10501 $   34,917   0.26%    1.35%  to   1.90%  36.98% to  37.73%

                                      Prudential SP International Value Portfolio
                  --------------------------------------------------------------------------------------
December 31, 2007  60,179 $1.38459 to  $ 2.40793 $  116,626   2.04%    1.40%  to   2.00%  15.75% to  16.44%
December 31, 2006  64,527 $1.19259 to  $ 2.07301 $  107,561   1.46%    1.40%  to   2.00%  26.57% to  27.32%
December 31, 2005  61,884 $0.93945 to  $ 1.63218 $   80,895   0.42%    1.40%  to   2.00%  11.54% to  12.21%
December 31, 2004  56,155 $0.83972 to  $ 1.45822 $   64,335   0.43%    1.40%  to   2.00%  13.54% to  14.21%
December 31, 2003  45,767 $0.73752 to  $ 1.07261 $   43,370   0.71%    1.40%  to   1.90%  25.00% to  25.62%

                                              Evergreen VA Balanced Fund
                  --------------------------------------------------------------------------------------
December 31, 2007     940 $1.20006 to  $ 1.39050 $    1,290   4.14%    1.40%  to   1.85%   4.73% to   5.21%
December 31, 2006     971 $1.14068 to  $ 1.32299 $    1,271   2.47%    1.40%  to   1.85%   7.85% to   8.34%
December 31, 2005   1,017 $1.05290 to  $ 1.22238 $    1,234   2.41%    1.40%  to   1.85%   3.37% to   3.83%
December 31, 2004   1,326 $1.01405 to  $ 1.18087 $    1,554   0.86%    1.40%  to   1.85%   4.37% to   4.85%
December 31, 2003   1,190 $0.96717 to  $ 0.96717 $    1,335   6.21%    1.40%  to   1.40%  14.17% to  14.17%

                                               Evergreen VA Growth Fund
                  --------------------------------------------------------------------------------------
December 31, 2007     754 $1.40419 to  $ 1.91089 $    1,417   0.00%    1.40%  to   1.85%   9.02% to   9.51%
December 31, 2006     805 $1.28611 to  $ 1.74499 $    1,386   0.00%    1.40%  to   1.85%   9.02% to   9.51%
December 31, 2005     849 $1.17798 to  $ 1.59343 $    1,339   0.00%    1.40%  to   1.85%   4.59% to   5.06%
December 31, 2004   1,020 $1.12462 to  $ 1.51675 $    1,536   0.00%    1.40%  to   1.85%  11.80% to  12.29%
December 31, 2003     766 $1.00452 to  $ 1.00452 $    1,031   0.00%    1.70%  to   1.70%  36.66% to  36.66%

                                                Evergreen VA Omega Fund
                  --------------------------------------------------------------------------------------
December 31, 2007   1,720 $1.15820 to  $ 1.67096 $    2,822   0.53%    1.40%  to   1.85%   9.91% to  10.41%
December 31, 2006   1,986 $1.04897 to  $ 1.51345 $    2,962   0.00%    1.40%  to   1.85%   4.10% to   4.56%
December 31, 2005   2,203 $1.00323 to  $ 1.44748 $    3,141   0.20%    1.40%  to   1.85%   1.97% to   2.42%
December 31, 2004   2,484 $0.96898 to  $ 1.41333 $    3,469   0.00%    1.40%  to   1.85%   5.26% to   5.74%
December 31, 2003   1,962 $0.92642 to  $ 1.04554 $    2,607   0.00%    1.40%  to   1.70%  37.70% to  38.11%

                                      A54

                              At year ended                             For year ended
                  -------------------------------------  -----------------------------------------------
                                                  Net    Investment
                  Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                  (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ----------------------  ------- ---------- -----------------  ------------------
                                           Evergreen VA Special Values Fund
                  -------------------------------------------------------------------------------------
December 31, 2007 2,396  $ 1.52241 to  $ 1.77588 $ 4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006 2,499  $ 1.67420 to  $ 1.94718 $ 4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%
December 31, 2005 2,586  $ 1.40077 to  $ 1.62435 $ 4,152   1.00%    1.40%  to   1.85%    8.75% to    9.24%
December 31, 2004 2,603  $ 1.28607 to  $ 1.48703 $ 3,833   1.15%    1.40%  to   1.85%   18.19% to   18.71%
December 31, 2003 1,471  $ 1.08655 to  $ 1.20289 $ 1,830   0.30%    1.40%  to   1.70%   27.35% to   27.72%

                         Evergreen VA International Equity Fund (available December 5, 2003)
                  -------------------------------------------------------------------------------------
December 31, 2007   119  $19.00043 to  $19.34629 $ 2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006   130  $16.82933 to  $17.05947 $ 2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%
December 31, 2005   124  $13.91662 to  $14.04482 $ 1,730   2.61%    1.40%  to   1.85%   13.90% to   14.40%
December 31, 2004    87  $12.21880 to  $12.27702 $ 1,062   1.61%    1.40%  to   1.85%   17.04% to   17.56%
December 31, 2003    34  $10.43946 to  $10.44289 $   350   0.93%    1.40%  to   1.85%    4.50% to    4.53%

                         Evergreen VA Fundamental Large Cap Fund (available December 5, 2003)
                  -------------------------------------------------------------------------------------
December 31, 2007   289  $14.03141 to  $14.28687 $ 4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006   312  $13.19825 to  $13.37882 $ 4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%
December 31, 2005   344  $11.93001 to  $12.03990 $ 4,118   0.98%    1.40%  to   1.85%    7.04% to    7.51%
December 31, 2004   266  $11.14557 to  $11.19868 $ 2,976   1.69%    1.40%  to   1.85%    7.23% to    7.70%
December 31, 2003    68  $10.39444 to  $10.39784 $   710   0.51%    1.40%  to   1.85%    4.80% to    4.83%

                      AST AllianceBernstein Growth & Income Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007 1,200  $11.34013 to  $12.33375 $14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006   587  $11.77136 to  $11.89718 $ 6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%
December 31, 2005   115  $10.23808 to  $10.28681 $ 1,177   0.00%    1.40%  to   2.00%    1.83% to    2.31%

                      AST American Century Income & Growth Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007   715  $10.76521 to  $11.75498 $ 8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006   437  $11.80673 to  $11.93304 $ 5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%
December 31, 2005   140  $10.30508 to  $10.35426 $ 1,450   0.00%    1.40%  to   2.00%    2.37% to    2.86%

                    AST American Century Strategic Allocation Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007 1,579  $10.87140 to  $12.00848 $18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006   261  $11.06202 to  $11.18026 $ 2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%
December 31, 2005    87  $10.28803 to  $10.33700 $   900   0.03%    1.40%  to   2.00%    2.45% to    2.94%

                            AST Cohen & Steers Realty Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007 1,384  $ 7.81223 to  $12.82033 $16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006 1,358  $15.92598 to  $16.23834 $21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%
December 31, 2005   443  $11.98449 to  $12.04155 $ 5,325   0.02%    1.40%  to   2.00%   18.11% to   18.67%

                              AST UBS Dynamic Alpha Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007 3,548  $10.39915 to  $11.72906 $39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006   343  $11.54409 to  $11.66754 $ 3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%
December 31, 2005    47  $10.59416 to  $10.64464 $   494   0.00%    1.40%  to   2.00%    5.78% to    6.28%

                            AST DeAm Large-Cap Value Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007 1,646  $10.19617 to  $12.86054 $20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006 1,481  $12.75305 to  $12.88954 $18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%
December 31, 2005   296  $10.68583 to  $10.73678 $ 3,171   0.03%    1.40%  to   2.00%    5.96% to    6.46%

                      AST Neuberger Berman Small-Cap Growth Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007   466  $10.96429 to  $12.85490 $ 5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006   274  $10.86446 to  $10.98080 $ 2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%
December 31, 2005    63  $10.28365 to  $10.33264 $   648   0.00%    1.40%  to   2.00%    2.73% to    3.21%

                            AST DeAm Small-Cap Value Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007   533  $ 8.40420 to  $ 9.62921 $ 4,889   1.01%    1.15%  to   2.05%  -19.43% to  -18.71%
December 31, 2006   361  $11.74897 to  $11.87455 $ 4,203   0.16%    1.40%  to   2.00%   17.61% to   18.30%
December 31, 2005   115  $ 9.98999 to  $10.03757 $ 1,152   0.00%    1.40%  to   2.00%   -0.55% to   -0.08%

                                 AST High Yield Portfolio (available March 14, 2005)
                  -------------------------------------------------------------------------------------
December 31, 2007   807  $10.58506 to  $10.86456 $ 8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006   790  $10.54352 to  $10.75063 $ 8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%
December 31, 2005   274  $ 9.83138 to  $ 9.87825 $ 2,705   0.63%    1.40%  to   2.00%   -1.45% to   -0.99%

                                      A55

                              At year ended                            For year ended
                  -------------------------------------  ---------------------------------------------
                                                  Net    Investment
                  Units        Unit Value        Assets    Income   Expense Ratio**    Total Return***
                  (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ----------------------  ------- ---------- -----------------  ----------------
                        AST Federated Aggressive Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007   899  $10.81494 to  $13.40975 $11,436   0.00%    1.15%  to   2.45%   8.54% to   9.94%
December 31, 2006   687  $11.99215 to  $12.22751 $ 8,206   0.00%    1.40%  to   2.50%  10.16% to  11.36%
December 31, 2005   297  $10.92849 to  $10.98052 $ 3,258   0.00%    1.40%  to   2.00%   9.30% to   9.82%

                               AST Mid-Cap Value Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007   540  $10.44960 to  $11.84309 $ 6,093   0.38%    1.15%  to   2.05%   0.68% to   1.58%
December 31, 2006   396  $11.56440 to  $11.68807 $ 4,521   0.33%    1.40%  to   2.00%  12.01% to  12.67%
December 31, 2005   143  $10.32446 to  $10.37369 $ 1,480   0.03%    1.40%  to   2.00%   2.58% to   3.07%

                              AST Small-Cap Value Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,043  $ 9.43656 to  $11.75648 $11,457   0.98%    1.00%  to   2.50%  -7.92% to  -6.69%
December 31, 2006   826  $12.38691 to  $12.63027 $10,168   0.26%    1.40%  to   2.50%  17.12% to  18.39%
December 31, 2005   229  $10.60928 to  $10.66828 $ 2,433   0.00%    1.40%  to   2.10%   5.58% to   6.17%

                     AST Goldman Sachs Concentrated Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%  11.64% to  12.69%
December 31, 2006   470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%   7.84% to   8.48%
December 31, 2005    97  $10.72971 to  $10.78065 $ 1,041   0.01%    1.40%  to   2.00%   6.95% to   7.45%

                       AST Goldman Sachs Mid-Cap Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007   919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%  16.42% to  17.98%
December 31, 2006   526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%   4.20% to   4.81%
December 31, 2005   234  $10.54976 to  $10.60000 $ 2,478   0.00%    1.40%  to   2.00%   5.51% to   6.01%

                              AST Large-Cap Value Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%  -5.37% to  -4.10%
December 31, 2006 1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%  16.14% to  16.83%
December 31, 2005   973  $10.52787 to  $10.57804 $10,264   0.03%    1.40%  to   2.00%   4.48% to   4.97%

                        AST Lord Abbett Bond-Debenture Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%   3.54% to   4.87%
December 31, 2006   857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%   7.65% to   8.29%
December 31, 2005   285  $ 9.92247 to  $ 9.96977 $ 2,835   0.06%    1.40%  to   2.00%  -0.76% to  -0.29%

                          AST Marsico Capital Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%  12.15% to  13.65%
December 31, 2006 1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%   5.14% to   5.76%
December 31, 2005   709  $10.87333 to  $10.92526 $ 7,726   0.00%    1.40%  to   2.00%   7.38% to   7.89%

                                AST MFS Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007   521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%  12.29% to  13.79%
December 31, 2006   316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%   6.99% to   8.15%
December 31, 2005   137  $10.72987 to  $10.78089 $ 1,469   0.00%    1.40%  to   2.00%   6.91% to   7.41%

                      AST Neuberger Berman Mid-Cap Growth Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%  19.62% to  20.81%
December 31, 2006   897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%  11.83% to  12.49%
December 31, 2005   435  $11.27378 to  $11.35869 $ 4,931   0.00%    1.40%  to   2.35%  12.12% to  12.96%

                      AST Neuberger Berman Mid-Cap Value Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%   1.09% to   1.99%
December 31, 2006 1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%   8.58% to   9.23%
December 31, 2005 1,055  $10.84658 to  $10.90682 $11,489   0.00%    1.40%  to   2.10%   8.23% to   8.83%

                             AST PIMCO Limited Maturity Bond (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007 1,059  $10.47408 to  $10.86715 $11,400   5.72%    1.00%  to   2.45%   4.23% to   5.58%
December 31, 2006   795  $10.11927 to  $10.31847 $ 8,158   2.26%    1.40%  to   2.50%   1.29% to   2.39%
December 31, 2005   372  $10.02962 to  $10.07733 $ 3,741   0.05%    1.40%  to   2.00%   0.31% to   0.78%

                       AST AllianceBernstein Core Value Portfolio (available March 14, 2005)
                  -----------------------------------------------------------------------------------
December 31, 2007   862  $ 9.82815 to  $11.75873 $ 9,668   1.79%    1.00%  to   2.15%  -5.61% to  -4.67%
December 31, 2006   466  $12.12703 to  $12.36530 $ 5,631   0.54%    1.40%  to   2.50%  18.39% to  19.68%
December 31, 2005    54  $10.28329 to  $10.33229 $   560   0.00%    1.40%  to   2.00%   2.02% to   2.51%

                                      A56

                                At year ended                              For year ended
                  -----------------------------------------  ---------------------------------------------
                                                             Investment
                  Units         Unit Value        Net Assets   Income   Expense Ratio**    Total Return***
                  (000s)    Lowest -- Highest       (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------- ----------------------  ---------- ---------- -----------------  ----------------
                           AST AllianceBernstein Managed Index 500 (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007     749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%   0.02% to   0.92%
December 31, 2006     362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%  10.40% to  11.05%
December 31, 2005     215 $10.37238 to  $10.42169 $    2,234   0.07%    1.40%  to   2.00%   3.21% to   3.70%

                        AST T. Rowe Price Natural Resources Portfolio (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007   5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%  37.13% to  38.90%
December 31, 2006   4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%  12.94% to  14.27%
December 31, 2005   2,037 $11.70665 to  $11.76236 $   23,909   0.00%    1.40%  to   2.00%  17.04% to  17.59%

                        AST T. Rowe Price Asset Allocation Portfolio (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007  12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%   3.56% to   5.11%
December 31, 2006   1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%   9.65% to  10.94%
December 31, 2005     214 $10.32700 to  $10.37610 $    2,213   0.04%    1.40%  to   2.00%   2.98% to   3.46%

                               AST MFS Global Equity Portfolio (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007     832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%   7.19% to   8.15%
December 31, 2006     606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%  21.28% to  22.59%
December 31, 2005     166 $10.44900 to  $10.49866 $    1,733   0.00%    1.40%  to   2.00%   4.85% to   5.34%

                         AST JPMorgan International Equity Portfolio (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007   1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%   6.76% to   8.19%
December 31, 2006   1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%  20.39% to  21.10%
December 31, 2005     337 $10.62393 to  $10.67460 $    3,586   0.00%    1.40%  to   2.00%   7.17% to   7.67%

                           AST T. Rowe Price Global Bond Portfolio (available March 14, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007   1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%   7.01% to   8.39%
December 31, 2006     736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%   3.69% to   4.81%
December 31, 2005     359 $ 9.42345 to  $ 9.46839 $    3,395   0.05%    1.40%  to   2.00%  -5.28% to  -4.83%

                         AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007   5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%   6.72% to   8.31%
December 31, 2006   3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%  13.04% to  14.09%
December 31, 2005     219 $ 9.99478 to  $ 9.99933 $    2,188   0.00%    1.40%  to   2.00%  -0.04% to   0.00%

                       AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007 126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%   6.78% to   8.48%
December 31, 2006  64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%  10.64% to  12.11%
December 31, 2005   2,645 $ 9.99914 to  $10.00933 $   26,458   0.00%    1.40%  to   2.75%   0.01% to   0.10%

                          AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007 103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%   6.27% to   7.96%
December 31, 2006  59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%   8.78% to  10.23%
December 31, 2005   2,355 $10.00913 to  $10.01933 $   23,582   0.00%    1.40%  to   2.75%   0.11% to   0.20%

                        AST Conservative Asset Allocation Portfolio (available December 5, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007  36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%   6.14% to   7.83%
December 31, 2006  18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%   7.61% to   9.04%
December 31, 2005     858 $10.01910 to  $10.02932 $    8,600   0.00%    1.40%  to   2.75%   0.21% to   0.30%

                        AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                  ---------------------------------------------------------------------------------------
December 31, 2007  11,972 $10.96110 to  $11.45988 $  134,485   0.30%    1.15%  to   2.75%   5.80% to   7.48%
December 31, 2006   5,216 $10.53839 to  $10.68916 $   55,169   0.00%    1.40%  to   2.75%   5.08% to   6.47%
December 31, 2005     220 $10.03099 to  $10.03931 $    2,209   0.00%    1.40%  to   2.50%   0.33% to   0.40%

                          AST First Trust Balanced Target Portfolio (available March 20, 2006)
                  ---------------------------------------------------------------------------------------
December 31, 2007  16,265 $10.77036 to  $11.35095 $  181,880   0.53%    1.00%  to   2.65%   5.74% to   7.32%
December 31, 2006   5,918 $10.50581 to  $10.60336 $   62,296   0.00%    1.40%  to   2.60%   5.08% to   6.05%

                    AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                  ---------------------------------------------------------------------------------------
December 31, 2007  23,824 $11.11363 to  $11.54148 $  270,043   0.32%    1.00%  to   2.75%   8.42% to  10.14%
December 31, 2006   7,226 $10.39574 to  $10.50452 $   75,157   0.00%    1.40%  to   2.75%   3.98% to   5.06%

                                      A57

                              At year ended                             For year ended
                  --------------------------------------  ---------------------------------------------
                                                   Net    Investment
                  Units        Unit Value         Assets    Income   Expense Ratio**    Total Return***
                  (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ----------------------  -------- ---------- -----------------  ----------------
                            AST Advanced Strategies Portfolio (available March 20, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007 27,228 $10.83452 to  $11.53588 $308,459   0.51%    1.00%  to   2.65%   6.67% to   8.26%
December 31, 2006 10,308 $10.58428 to  $10.68260 $109,035   0.00%    1.40%  to   2.60%   5.87% to   6.84%

                        AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007    491 $11.05504 to  $11.23891 $  5,475   0.19%    1.15%  to   2.15%   5.94% to   7.00%
December 31, 2006    171 $10.44162 to  $10.50381 $  1,789   0.00%    1.15%  to   2.05%   5.05% to   5.67%

                                 AST Money Market Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007  1,486 $10.29973 to  $10.62479 $ 15,685   4.76%    1.00%  to   2.65%   2.18% to   3.70%
December 31, 2006    899 $10.18444 to  $10.24522 $  9,197   3.28%    1.15%  to   2.05%   1.85% to   2.45%

                               AST Small-Cap Growth Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007    216 $10.38230 to  $10.53785 $  2,265   0.00%    1.15%  to   2.05%   4.99% to   5.93%
December 31, 2006     65 $ 9.88919 to  $ 9.94820 $    645   0.00%    1.15%  to   2.05%  -0.16% to   0.43%

                            AST PIMCO Total Return Bond Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007  1,086 $10.89859 to  $11.07079 $ 11,917   3.60%    1.15%  to   2.10%   6.07% to   7.07%
December 31, 2006    331 $10.27835 to  $10.33968 $  3,413   0.00%    1.15%  to   2.05%   3.08% to   3.69%

                              AST International Value Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007    709 $12.39325 to  $12.70293 $  8,933   1.47%    1.15%  to   2.65%  14.75% to  16.46%
December 31, 2006    214 $10.84310 to  $10.90770 $  2,330   0.00%    1.15%  to   2.05%   8.32% to   8.96%

                             AST International Growth Portfolio (available May 1, 2006)
                  ------------------------------------------------------------------------------------
December 31, 2007    550 $12.32194 to  $12.52703 $  6,830   0.67%    1.15%  to   2.15%  16.53% to  17.69%
December 31, 2006    183 $10.58063 to  $10.64379 $  1,943   0.00%    1.15%  to   2.05%   5.89% to   6.52%

                      AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                  ------------------------------------------------------------------------------------
December 31, 2007      3 $ 9.97564 to  $ 9.97564 $     25   0.00%    2.00%  to   2.00%  -0.23% to  -0.23%

                              Gartmore NVIT Emerging Markets (available March 14, 2005)
                  ------------------------------------------------------------------------------------
December 31, 2007  1,575 $22.02354 to  $22.70075 $ 35,530   0.45%    1.40%  to   2.50%  39.99% to  41.52%
December 31, 2006  1,265 $15.87100 to  $16.04073 $ 20,210   0.59%    1.40%  to   2.00%  31.94% to  32.72%
December 31, 2005    579 $12.02867 to  $12.08600 $  6,988   0.31%    1.40%  to   2.00%  21.74% to  22.32%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A58

        A.  Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

Asset-Based
Charge Level Description of When Applicable
------------ -----------------------------------------------------------------
    0.95%    Premier Bb Series - No Optional Benefits
    1.15%    Premier B Series - No Optional Benefits
    1.20%    Premier Bb Series with HAV
    1.35%    Discovery Choice Basic - No Optional Benefits
    1.40%    No Optional Benefits
              Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
              Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
    1.45%    Premier Bb Series with Combo or HDV or GMIB
    1.50%    No Optional Benefits
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
    1.52%    Strategic Partners Select GMDB with Step Up and Roll Up
    1.55%    Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
    1.60%    Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
    1.65%    No Optional Benefit
              Discovery Choice Enhanced
              Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
    1.70%    GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version

                                      A59

Asset-Based
Charge Level Description of When Applicable
------------ ---------------------------------------------------------------------------------------------
              Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
    1.75%    Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
    1.80%    Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
             Step Up
             Premier Bb Series with LT5 or HD5 and HAV
    1.85%    GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
    1.90%    Premier B Series with SLT5
             With HDV
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
    1.95%    Premier Bb Series with GMIB and HDV or Combo
    2.00%    Strategic Partners Enhanced FlexElite GMDB with - Greater of Roll Up or Step Up
             With HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
    2.05%    Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5 or HD5 and Combo or HDV
    2.10%    Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
    2.15%    With SLT5
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
    2.20%    Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus

                                      A60

Asset-Based
Charge Level Description of When Applicable
------------ --------------------------------------------------------------------------------------------------
              Strategic Partners Plus Enhanced - Non Bonus Version
    2.25%    Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
              Premier L Series
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5 or HD5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
    2.30%    Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
    2.35%    With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
    2.40%    Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
             Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
    2.45%    With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
    2.50%    Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
    2.60%    Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with LT5 or HD5 and HDV
             Premier L Series with LT5 or HD5 and Roll-up & HAV
    2.65%    Premier X Series with LT5 or HD5 and HDV
             Premier X Series with LT5 or HD5 and Roll-up & HAV
    2.75%    Strategic Partners Enhanced FlexElite with SLT5 with HDV

        C.  Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

                                      A61

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

                                      A62

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS

(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2007; the Statement of Operations for the period ended December 31, 2007; the Statements of Changes in Net Assets for the periods ended December 31, 2007 and December 31, 2006; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement). (Note 17)

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2007 and 2006; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2007, 2006, and 2005; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 17)

(b) EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity
        Account. (Note 2)

(2)     Agreements for custody of securities and similar investments--Not
        Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment
        Management Services, Inc. "PIMS" (Underwriter) and Pruco Life
        Insurance Company (Depositor). (Note 3)

    (b) Form of Selected Broker Agreement used by PIMS. (Note 3)

    (c) Distribution and Underwriting Agreement between Prudential Annuities
        Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance
        Company (Depositor). (Note 16)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X
        Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X
        Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider.
        (Note 1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments
        Benefit (Spousal Lifetime Five) (Note 12)

    (s) Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 14)

    (t) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (u) Highest Daily Lifetime Seven Benefit Rider (Note 16)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6,
        1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contracts. (Note 1)

    (a) Contract of reinsurance in connection with Lifetime Five Benefit.
        (Note 1)

    (b) Reinsurance agreement between Pruco Life Insurance Company and Pruco
        Reinsurance LTD for Spousal Lifetime Five Income Benefit (Note 13)

    (c) Contract of reinsurance in connection with variable annuity contract
        (Highest Daily Lifetime Five) (Note 15)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

        (a)Form of Fund Participation Agreement. (Note 6)

        (b)Sample Rule 22C-2 Agreement. (Note 16)

(9)       Opinion of Counsel. (Note 13)

(10) (a) Written Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 17)

(11)      All financial statements omitted from Item 23, Financial
          Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Powers of Attorney.

    (a)   Helen M. Galt (Note 17)

    (b)   James J. Avery, Jr. (Note 17)

    (c)   David R. Odenath, Jr., (Note 17)

    (d)   Bernard J. Jacob (Note 17)

    (e)   Scott D. Kaplan, Tucker I. Marr, Scott G. Sleyster (Note 17)

(Note 1) Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium
          Variable Annuity Account.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 3)  Incorporated by reference to Post-Effective Amendment No. 6 to Form
          N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 7) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 8)  Incorporated by reference to Post-Effective Amendment No. 2 to Form
          S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal
          Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 39, Form
          N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 14, Form
          N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4,
          Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1, Form
          N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 18 to Form
          N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible
          Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Filed Herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Pruco Life are listed below:

Name and Principal Business Address   Position and Offices with Depositor
----------------------------------- ---------------------------------------
James J. Avery, Jr.                 Director
213 Washington Street
Newark, NJ 07102-2992

Tucker I. Marr                      Chief Financial Officer and Chief
213 Washington Street               Accounting Officer
Newark, NJ 07102-2992

Helen M. Galt                       Director
213 Washington Street
Newark, NJ 07102-2992

Bernard J. Jacob                    Treasurer and Director
213 Washington Street
Newark, NJ 07102-2992

Thomas C. Castano                   Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan                     Director, President and Chief Executive
213 Washington Street               Officer
Newark, NJ 07102-2992

Kent D. Sluyter                     Senior Vice President
213 Washington Street
Newark, NJ 07102-2992

Kenneth S. Solon                    Senior Vice President
213 Washington Street
Newark, NJ 07102-2992

James M. O'Connor                   Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

David R. Odenath, Jr.               Director
751 Broad Street
Newark, NJ 07102-3777

Philip J. Grigg                     Senior Vice President
213 Washington Street               and Chief Actuary
Newark, New Jersey 07102-2992

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco
Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund in three of its separate accounts. The Prudential Series Fund and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 27, 2008, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2008 there were 9,783 owners of the B series, 6,842 owners of the L series and 14,638 owners of the X series.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:

                                      POSITIONS AND OFFICES      POSITIONS AND OFFICES
NAME                                    WITH UNDERWRITER            WITH REGISTRANT
----                             ------------------------------- ---------------------

George M. Gannon                 President, Chief Executive              None
2101 Welsh Road                  Officer, Director and Chief
Dresher, Pennsylvania 19025-5001 Operations Officer

John T. Doscher                  Senior Vice President and Chief         None
751 Broad Street                 Compliance Officer
Newark, New Jersey 07102-3714

David R. Odenath                 Director                                None
751 Broad Street
Newark, New Jersey 07102-3714

Jacob M. Herschler               Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Steven P. Marenakos              Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Robert F. O'Donnell              Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Kenneth Y. Tanji                 Director                                None
213 Washington Street
Newark, New Jersey 07102-2917

Bruce Ferris                     Executive Vice President and            None
One Corporate Drive              Director
Shelton, Connecticut 06484

Fuschillo Joseph M.              Executive Vice President and            None
One Corporate Drive              Director
Shelton, Connecticut 06484

Adam Scaramella                  Vice President, Secretary and           None
2101 Welsh Road                  Chief Legal Officer
Dresher, Pennsylvania 19025-5001

Margaret R. Horn                 Chief Financial Officer                 None
213 Washington Street
Newark, New Jersey 07102-2917

--------
(c) Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant separate account.

                                    Net Underwriting Discounts Compensation on  Brokerage
Name of Principal Underwriter            and Commissions         Redemption    Commissions Compensation
-----------------------------       -------------------------- --------------- ----------- ------------
Prudential Annuities
  Distributions, Inc...............        $177,463,557             $-0-          $-0-         $-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31

(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 15th day of April, 2008.

           THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  Registrant

                       By: Pruco Life Insurance Company


Attest: /s/ Thomas C. Castano                 /s/ Scott D. Kaplan
        ----------------------------------    ---------------------------------
Thomas C. Castano                             Scott D. Kaplan
Chief Legal Officer and Secretary             President and Chief Executive
                                              Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


               *
----------------------------------
JAMES J. AVERY JR.
VICE CHAIRMAN AND DIRECTOR               Date: April 15, 2008

               *                    *By: /s/ Thomas C. Castano
----------------------------------       ---------------------------------
SCOTT D. KAPLAN                          THOMAS C. CASTANO
DIRECTOR                                 CORPORATE COUNSEL

               *
----------------------------------
TUCKER I. MARR
CHIEF ACCOUNTING OFFICER

               *
----------------------------------
BERNARD J. JACOB
DIRECTOR

               *
----------------------------------
SCOTT G. SLEYSTER
DIRECTOR

               *
----------------------------------
HELEN M. GALT
DIRECTOR

               *
----------------------------------
DAVID R. ODENATH, JR.
DIRECTOR

                                   Exhibits

(10) Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13) Powers of Attorney